UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-08228

The Timothy Plan

(Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751

(Address of principal executive offices)                    (Zip code)

Art Ally, The Timothy Plan

1055 Maitland Center Commons, Maitland, FL 32751

(Name and address of agent for service)

Registrant’s telephone number, including area code:        800-846-7526

Date of fiscal year end:  9/30

Date of reporting period: 9/30/20

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

TIMOTHY PLAN
1994 25 2019
YEARS

ANNUAL REPORT

September 30, 2020

TIMOTHY PLAN FAMILY OF FUNDS

Small Cap Value

CLASS	TICKER	CUSIP
A	TPLNX	887432409
C	TSVCX	887432839
I	TPVIX	887432482

Large/Mid Cap Value

CLASS	TICKER	CUSIP
A	TLVAX	887432607
C	TLVCX	887432805
I	TMVIX	887432474

Aggressive Growth

CLASS	TICKER	CUSIP
A	TAAGX	887432813
C	TCAGX	887432698
I	TIAGX	887432524

Large/Mid Cap Growth

CLASS	TICKER	CUSIP
A	TLGAX	887432789
C	TLGCX	887432680
I	TPLIX	887432490

Growth & Income

CLASS	TICKER	CUSIP
A	TGIAX	887432383
C	TGCIX	887432375
I	TIGIX	887432367

Fixed Income

CLASS	TICKER	CUSIP
A	TFIAX	887432888
C	TFICX	887432862
I	TPFIX	887432466

High Yield Bond

CLASS	TICKER	CUSIP
A	TPHAX	887432615
C	TPHCX	887432623
I	TPHIX	887432458

International

CLASS	TICKER	CUSIP
A	TPIAX	887432631
C	TPICX	887432599
I	TPIIX	887432516

Israel Common Values

CLASS	TICKER	CUSIP
A	TPAIX	887432565
C	TPCIX	887432557
I	TICIX	887432641

Defensive Strategies

CLASS	TICKER	CUSIP
A	TPDAX	887432581
C	TPDCX	887432573
I	TPDIX	887432433

Strategic Growth

CLASS	TICKER	CUSIP
A	TSGAX	887432765
C	TSGCX	887432671

Conservative Growth

CLASS	TICKER	CUSIP
A	TCGAX	887432730
C	TCVCX	887432664

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, www.timothyplan.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically or to continue receiving paper copies of shareholder reports, which are available free of charge, by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Funds documents that have been mailed to you.

September 30, 2020

Dear Shareholder,

As you review the details of our various funds on the following pages, you will clearly see the substantial negative effect the Covid-19 pandemic and resultant economic shutdown had on the capital markets in the first quarter of this year. I am pleased to report, however, that we recovered nicely during the final six months of 2020. Hence, our performance over the past fiscal year (10-1-19 thru 9-30-20) varies among the majority of our funds from slightly down to strongly up. Among our better performers were our domestic growth funds (i.e. Aggressive Growth and Large/Mid-Cap Growth) along with our International Fund while our worst performers were Small-Cap Value and Israel Common Values. All of that simply underscores the wisdom of asset allocation since different market segments perform differently over differing periods.

The positive returns we experienced in fiscal 2020 are, we believe, in large part the result of our country’s leadership and the positive pro-business agenda President Trump is pursuing. These changes have given us a positive long-term view of our economy and, therefore the equity markets. Even though we experienced periodic short-term volatility, we fully expect the market trend to continue upward. Nevertheless, Timothy Partners, Ltd, (the “Advisor”) continued (and will continue) to take a conservative approach to the markets as we believe our shareholders prefer a preservation of principal course to that of chasing returns. I do need to reiterate, however, that, in the capital markets in general and our funds in particular, returns can never be guaranteed.

For more complete information about the individual funds, please read each of the sub-advisor’s annual review letters in the pages that follow. They more fully detail the various factors that impacted this fiscal year’s performance along with their economic outlook for the coming year.

Although we cannot guarantee any actual outcome, I remain confident that all our sub-advisors are, in our opinion, among the best in the industry and they each continue to honor our overall policy to manage their respective funds both in accordance with our screening restrictions and with a continued conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to becoming part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

President

Timothy Plan Aggressive Growth Fund Letter from the Manager - September 30, 2020

The twelve-month period ending 9/30/20 was unlike any other witnessed in U.S. history. The economy was doing fairly well for the 4th quarter of 2019 and into the early part of 2020, especially in the realm of employment and the consumer side of the equation (manufacturing was in a mini-recession, partly due to escalating trade tensions).Then COVID19 hit the US, after spreading from Asia and Europe.Whereas previous major recessions were driven by excesses of financial markets, this depression was driven by a contagious respiratory disease that has proven to be a catastrophic event for most of the world.This led to a 31% contraction in GDP in the second quarter and job losses of 21.4 million just in March and April. Fortunately, the Federal Reserve stepped in, providing unprecedented monetary and fiscal response – to buy time and to financially support consumers and businesses — while the country put incredible resources behind fighting the virus.Where this all leaves us now is solid progress on both therapeutics and vaccines against COVID, a reopening (with restrictions) of the economy, but a very uneven recovery. Some are calling it “K-shaped,” referring to the “haves and have-nots” nature of it; those that can work from home and are employed in industries that have not been severely impacted are doing quite well, while millions of workers that are in leisure, hospitality, and other consumer service industries are struggling. As of this writing, the President and Congress are wrangling over another fiscal stimulus bill and we are only days away from the election. The market has taken in stride the current expectation of a Biden win as well as a possible “blue wave,” despite the likelihood of higher corporate taxes with a new administration. Corporate earnings surprised to the upside in Q2 and so far look to be on a similar path for Q3.At a certain point, investors will be more focused on vaccine and therapeutic clinical data and production schedules, as that will clearly be necessary for the US economy to fully recover.

The Fund returned 10.6% in the September 2020 quarter, 15.4% year to date, and 26.3% for Class I over the last 12 months. This compares to the Russell Midcap Growth Index that returned 9.4% in the past quarter, 13.9% year to date, and 23.2% over the last 12 months.

The 490 basis point outperformance over the past 12 months was driven almost entirely by strong stock selection in the technology sector. The sector weighting of 35.7% (average weight) was largely in-line with the benchmark weighting of 35.1%, but our tech sector investments returned 49.9% as compared to the index sector returns of 32.3%. Of the top 10 stock contributors over the past year, 7 of the 10 were technology stocks.

The Fund’s top overall contributor on a relative basis over the last 12 months was Horizon Therapeutics (2.4% avg. weight), which returned 113%. Earlier this year Horizon Therapeutics launched Tepezza for the treatment of Thyroid Eye Disease. Despite very difficult launching conditions [launching a drug in the midst of a pandemic], the drug is seeing extremely high demand.Within the tech sector, several companies benefited from the shift to ‘Work-from-Home’. RingCentral (3.9%) was a prime example; that stock returned 119% over the past 12 months. RingCentral has been written about quite often in our commentaries; they are a leading provider of cloud-based solution for business communications. They are benefiting from the steady shift to Voice over IP telephony, with ‘Work-From-Home’ further driving demand.Within healthcare, Quidel (1.4%) was a standout performer, returning 150%. We had owned this diagnostic company before COVID struck, and we were pleased that Quidel moved extremely rapidly to develop a diagnostic test that combines both flu and COVID19 assay on the same test.

In general, we didn’t have too many dramatic underperformers. Actually, our largest relative underperformer was down a modest 8% over the past twelve months. While FTI Consulting (1.5%) is experiencing high demand for their financial restructuring skills, the stock has been a middling performer as investors are anticipating a rapid economic recovery driven by coronavirus vaccine development. Another underperformer was

Performance Food Group (0.9%), which was down 41% over the year. Performance Food Group is a food distributor to the restaurant industry and has been negatively impacted from COVID19-related restaurant closures. Within the restaurant group, we are considering increasing our exposure to larger public restaurant chains as they will likely benefit from reduced competition from small independents in the future.

The US and Europe is in the midst of another massive rise in COVID19 cases and hospitalizations. Regardless of statements from government officials, if the virus continues to spread unchecked throughout the country, individuals will be adjusting their work plans, their spending plans, and their travel plans. Therefore, it becomes even more crucial to monitor medical developments and scientific advances in treating the virus. Given that we do expect good clinical results from the first generation of vaccines, and even better results from the second generation, we are optimistic that this economy will be recovering steadily throughout 2021.To that end, it’s likely that investors will start making investment decisions based on normalized 2022 financial results, rather than the hyper-volatile economic results that we are experiencing in 2020 and likely 2021. We continue to find compelling investment opportunities, particularly in the biotech and medical device industries. We remain focused on generating alpha and producing the strongest investment results over the long run. We thank you for your continuing support and investment.

Chartwell Investment Partners, LLC

The Timothy Plan International Fund

Letter from The Manager – September 30, 2020

Looking at the absolute performance of the Fund over the last twelve months you would not know the world was experiencing the worst global pandemic since the Spanish Flu during most of this period. While the benchmark MSCI All Country World ex. US Index rose slightly, the Fund had one of its best twelve-month relative periods in its history, mostly on the back of great stock selection while sector allocation also helped. From a sector standpoint, an overweight to outperforming Technology sector and underweights to underperforming Real Estate and Energy helped the relative performance. From a stock standpoint, good stock selection in Industrials, Communication Services, Consumer Discretionary, and Financials led the outperformance. The Fund was led by companies such as Hong Kong-based power tools manufacturer Techtronic Industries who owns popular power tools brands Ryobi and Milwaukee. Other notable performers included railroad company Canadian Pacific and semiconductor equipment company ASML Holding. From a country standpoint, relative performance for the Fund as led by Hong Kong, Canada, and the United Kingdom. On the negative side, Norway, Belgium, and Switzerland provided a relative headwind for the Fund during this period.

The final quarter of 2019 proved to be one of cautious optimism as global economic indicators improved and gave hope for momentum of an economic recovery in Europe. That came to a screeching halt as the Covid-19 crisis gripped the world and sank economic activity to some of its lowest in decades. Global economies were shut down amid strict lockdowns to try and prevent the swift contagion of the virus. Markets plummeted sharply at the beginning of 2020 and economic indicators were in free fall. But patience proved to be the right medicine. The Fund took this opportunity to add to positions in structural growth stories and long-term quality growers. While the financial and mental impact from the fears of the virus and the economic lockdowns will be felt for some time, the markets and economies adjusted quickly bringing hope that we were once again on a recovery path. The size and speed of global fiscal and monetary stimulus was unprecedented and helped markets recover quickly and aided companies and people at a time of significant distress. While there was much debate about the shape of the recovery, an upswing was apparent in economic indicators in the latter months of the fiscal year. Yet, any resurgence in the number of COVID-19 cases and subsequent containment measures in different countries could significantly slow the pace of the recovery.

There remains hope that the recovery will continue into the new year, but risk remains as to additional waves of Covid-19 infections, the US elections, and global expectations for monetary and fiscal policy. We remain committed to a consistent investment approach dedicated to finding long-term investments for shareholders and we thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

Timothy Plan Large/Mid Cap Growth Fund Letter from the Manager - September 30, 2020

The twelve-month period ending 9/30/20 was unlike any other witnessed in U.S. history. The economy was doing fairly well for the 4th quarter of 2019 and into the early part of 2020, especially in the realm of employment and the consumer side of the equation (manufacturing was in a mini-recession, partly due to escalating trade tensions).Then COVID19 hit the US, after spreading from Asia and Europe.Whereas previous major recessions were driven by excesses of financial markets, this depression was driven by a contagious respiratory disease that has proven to be a catastrophic event for most of the world.This led to a 31% contraction in GDP in the second quarter and job losses of 21.4 million just in March and April. Fortunately, the Federal Reserve stepped in, providing unprecedented monetary and fiscal response – to buy time and to financially support consumers and businesses — while the country put incredible resources behind fighting the virus.Where this all leaves us now is solid progress on both therapeutics and vaccines against COVID, a reopening (with restrictions) of the economy, but a very uneven recovery. Some are calling it “K-shaped,” referring to the “haves and have-nots” nature of it; those that can work from home and are employed in industries that have not been severely impacted are doing quite well, while millions of workers that are in leisure, hospitality, and other consumer service industries are struggling. As of this writing, the President and Congress are wrangling over another fiscal stimulus bill and we are only days away from the election. The market has taken in stride the current expectation of a Biden win as well as a possible “blue wave,” despite the likelihood of higher corporate taxes with a new administration. Corporate earnings surprised to the upside in Q2 and so far look to be on a similar path for Q3.At a certain point, investors will be more focused on vaccine and therapeutic clinical data and production schedules, as that will clearly be necessary for the US economy to fully recover.

There was a massive spread between the Growth and Value subsets of the market for the 12-month period: the Russell 1000 Growth Index was up 37.5%, while the Russell 1000 Value Index fell 5.0%. Additionally, size of companies was a major factor; the largest companies (Russell 200) rose 20.4%, and the small-cap Russell 2000 Index was about flat (+0.4%). These two effects (Growth over Value and Large over Small) made for significant headwinds for the Fund’s performance not so much on an absolute basis, but certainly relative to the benchmark (see below). The ownership restrictions are such that the Fund is skewed toward much smaller and less growth-oriented companies than the benchmark, and the effect is exacerbated by the cap-weighting of the indices.

The fund’s gross return was 22.2%, below the 37.5% return of the benchmark Russell 1000 Growth Index. Sector allocation had a much larger negative impact than did stock selection (by more than a 2:1 ratio), and the biggest detractor was the Consumer Discretionary sector. Our 4.9% average underweight cost 132 basis points, but that was dwarfed by the 316-bp hit from selection. One might wonder how Consumer Discretionary stocks did so well during a global pandemic, and the answer is that many of them did not, but when Tesla goes up 791%, and Amazon (with its huge market cap) rises by 81%, that’s a very big impact on the sector (by contrast, some of our holdings in the sector included Chipotle Mexican Grill (0.24%), up 4.6%; Lowe’s Corp. (1.1%), down 12.6%; O’Reilly Automotive (1.8%), up 14.7%; and Dollar General (2.5%), up 33%). It is a tough bogey when the sector is up 53%. Along the same lines, the Tech sector jumped even more – up 55.7%; here, allocation only cost us 45 bp’s, as we averaged about a 3% underweight. Selection was another difficult comparison, however, based on what we can’t own, as Apple’s 109% return was a 428-bp headwind, and Microsoft cost us an additional 126 bp’s, as it was up 53%. Fortunately, we had three Tech stocks that helped soften the blow: NVIDIA (4.4%), up 210%; Advanced Micro Devices (2.4%), up 182%; and ServiceNow, Inc.

(3.2%), up 91%. These impressive performances, along with a few other contributors, limited our Tech selection hit to “only” 146 bp’s. Energy allocation also hurt, even as we averaged only a 1.6% overweight, but that was enough to matter with the sector down 32% (no other sector was even close to that). Consumer Staples was a bright spot, driven by spice company McCormick & Co. (1.9%) up 26%, and Costco Wholesale (2.9%) up 24.9%.

For the portfolio, there has been no change to our time-tested, bottom-up fundamental approach to managing large and mid-cap growth investments. As an overview, the Fund remains well diversified by issuers and sectors, as all areas of the economy are impacted by broad macroeconomic trends. As the pandemic became known and worsened, we lowered our exposure to Consumer Discretionary stocks, but we are now looking for opportunities in that sector to play the recovery. We also decreased our weight in Energy to almost nothing early in 2020, based on concerns about supply/demand dynamics. Healthcare remains an area of interest, as we see many secular growth opportunities that could fare well even in a challenging economic environment. We remain focused on generating alpha and producing the strongest investment results over the long run. We thank you for your continuing support and investment.

Chartwell Investment Partners, LLC

LETTER FROM THE MANAGER

September 30, 2020

TIMOTHY PLAN SMALL CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Small Cap Value Fund for the twelve months ending September 30, 2020 and would like to thank you for entrusting your assets with us.

Looking back, the past twelve months began so hopefully. The S&P rallied through year-end, with new all-time highs set through February. However, the spread of COVID-19 across the world during the early months of 2020 quickly sent markets sharply lower. Governments were forced to respond with lockdowns and quarantines in order to try and flatten the curve as healthcare systems, both in the U.S. and elsewhere, raced to secure needed ventilators and supplies. Reactions by global central banks were swift and sizable as the magnitude of the situation was grasped. By the time March ended, the Federal Reserve had cut interest rates twice to push rates to their theoretical floor of 0%-0.25%. The U.S. Government had passed the largest stimulus bill in history totaling $2.2 trillion dollars via the Coronavirus Aid, Relief, and Economic Security Act (CARES). In conjunction with the quantitative easing operations of the Federal Reserve, the amount of stimulus is unprecedented and represents north of 10% of annual U.S. GDP. The pandemic has taken a human toll that is incalculable, and the impact will be long-lasting and felt for some time to come. However, the markets recovered far faster than the economy on the back of the stimulus in helping to bridge the consumption gap for individuals and support businesses in their time of hardship.

For the twelve months ending September 30, 2020, the Timothy Plan Small Cap Value Fund produced a net return of -14.14% for Class I, while the Russell 2000 Index produced a return of 0.39%. Both stock selection and allocation detracted from relative performance. While higher-quality stocks performed well during the sell-off experienced early in 2020, loss-making stocks have been one of the best-performing cohorts in small caps heading into the drawdown as well as coming out of it. With the unprecedented stimulus efforts from central banks and governments, many firms heavily impacted with higher leverage were able to stave off financial distress for now. As has been the case before, these periods of market preference for loss-making stocks can persist over the short-term but has struggled to maintain leadership for the long-term. The underperformance of higher-quality businesses, those with strong balance sheets and solid cash generation, weighed on most sectors but particularly in Health Care where the portfolio lacked exposure to the strongest performers, biotechnology companies. The pandemic impact continues to be felt strongly in Financials, notably within regional banks adapting to lower rates and higher credit losses in the near-term. Information Technology was the top performer, as the market broadly also preferred growth stocks, where strong cyclical tailwinds coupled with secular growth prospects sent a broader set of companies higher. Consumer Staples benefitted from solid selection and an overweight position given the more resilient nature of their business amidst the lockdowns and shelter-in-place orders that hurt many other industries to a greater degree.

BJ’s Wholesale Club Holdings gained as pantry stocking during the pandemic and increased membership to their clubs is likely to drive further growth in the coming years. Papa John’s benefitted as consumers preferred to stay in and order delivery, helping accelerate their turnaround that was well underway to ramp same-store comparisons. Lattice Semiconductor gained as sales remained strong into their high-value compute and communication end markets and investors increasingly appreciated the scarcity of their franchise amidst industry consolidation that has taken place. Repay Holdings moved higher as they continued to grow their market share in debit processing within their verticals, while adding to their growth trajectory via additional acquisitions. Century Communities rose as demand for housing, particularly entry-level, increased as people looked to move further away from city centers and apartment units as a result of a combination of drivers including demographics and in response to COVID-19.

Children’s Place struggled amidst the pandemic as their omnichannel offering only somewhat offset the headwinds from closing their retail stores as a result of the lockdown efforts to contain the coronavirus. Great Western Bancorp faced

Net returns are net of the sub-adviser’s fees, not the mutual fund fees

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2020 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

challenges, as did Berkshire Hills Bancorp, from the swift decline in interest rates pressuring their net interest margin at the same time as the economic contraction pressured many of their borrowers. Higher credit costs are expected given recent reserving by banks and investors remain concerned over the ability of small- and medium-sized enterprises to weather the current environment. Summit Hotel Properties similarly saw shares decline as their hotels were shuttered to comply with local regulations which negatively impacted their cash generation. Knoll fell as the company faced several challenges with orders falling from corporations pausing their purchase of new office furniture and the closing of their manufacturing facilities around the world, with only some offset from individuals setting up home offices as they transitioned to working from home.

The Small Cap Value team is focused on seeking well-run companies with growth prospects that are underappreciated by the marketplace. We look for companies with above average growth and strong balance sheets that generate positive cash flows. Against the uncertain backdrop, we feel our companies are well-positioned to weather any volatility that may arise while investing for their future to create the potential for superior relative returns.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corp.

Net returns are net of the sub-adviser’s fees, not the mutual fund fees

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2020 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

LETTER FROM THE MANAGER

September 30, 2020

TIMOTHY PLAN LARGE/MID CAP VALUE FUND

We are pleased to provide you with our report for the Timothy Plan Large/Mid Cap Value Fund for the twelve months ending September 30, 2020 and would like to thank you for entrusting your assets with us.

Looking back, the past twelve months began so hopefully. The S&P rallied through year-end, with new all-time highs set through February. However, the spread of COVID-19 across the world during the early months of 2020 quickly sent markets sharply lower. Governments were forced to respond with lockdowns and quarantines in order to try and flatten the curve as healthcare systems, both in the U.S. and elsewhere, raced to secure needed ventilators and supplies. Reactions by global central banks were swift and sizable as the magnitude of the situation was grasped. By the time March ended, the Federal Reserve had cut interest rates twice to push rates to their theoretical floor of 0%-0.25% . The U.S. Government had passed the largest stimulus bill in history totaling $2.2 trillion dollars via the Coronavirus Aid, Relief, and Economic Security Act (CARES). In conjunction with the quantitative easing operations of the Federal Reserve, the amount of stimulus is unprecedented and represents north of 10% of annual U.S. GDP. The pandemic has taken a human toll that is incalculable, and the impact will be long-lasting and felt for some time to come. However, the markets recovered far faster than the economy on the back of the stimulus in helping to bridge the consumption gap for individuals and support businesses in their time of hardship.

For the twelve months ending September 30, 2020, the Timothy Plan Large/Mid Cap Value Fund produced a net return of 4.24% for Class I, while the S&P 500 Index produced a return of 15.15% . While absolute returns have remained positive despite the drawdown experienced earlier this year in March, relative performance faced notable challenges including a few, concentrated positions in the S&P 500 driving the majority of the gains for the period. These largely resided in Information Technology, which was the largest relative detractor due to being underweight and having less favorable selection. Financials also detracted from our relative performance due to unfavorable selection and allocation headwinds. Strong selection in Communication Services and Materials provided some offset and were leaders in relative performance.

The strongest performers in the portfolio resided in Information Technology. Shares of NVIDIA more than doubled during the trailing period as their acquisition of Mellanox further expands their potential total addressable market within data centers, a key driver for future growth in cashflows and earnings. Monolithic Power Systems moved higher as their proprietary manufacturing process for power management chips continues to deliver top-tier growth potential with new products and a continued need from their customers. Cadence Design Systems similarly benefitted as the demand for semiconductor design remains high amidst the digital revolution underway across a number of industries and supporting the latest next-generation development of technologies. PerkinElmer rose as the company was able to utilize its expertise in screening and testing to provide solutions for COVID-19 testing that led to sales and profits exceeding expectations. Tractor Supply benefitted as their digital platform enabled them to serve their customers well during this shifting consumer environment with benefits from trip consolidation and increased pet adoption, along with a greater mix of need versus want items, led to financial results well above expectations.

The Fund’s performance was impacted by the Information Technology sector, given the sharp divergence in performance versus the rest of the market. This was most notable versus Financials, which fell during the period given the headwinds for banks and others pressured by the collapse in interest rates. FLIR Systems fell as COVID-19 negatively disrupted their business across both the industrial and defense end markets, creating additional pressure on their ability to manage and execute on their strategy. EOG Resources and Marathon Petroleum were pressured by the combination of the pandemic shock to demand for hydrocarbons along with the lag in material supply response by the global producers. Both industrial demand and gasoline consumption suffered from the lockdowns enforced by a number of countries in their attempts to reduce the spread of COVID-19 through lockdowns and shelter-in-place orders. DENTSPLY SIRONA declined similarly as

Net returns are net of the sub-adviser’s fees, not the mutual fund fees

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2020 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

dental procedures were put on hold from the pandemic, delaying the positive effects from their efforts to rationalize costs and reduce their exposure to lower margin lines of business. General Dynamics moved lower as the pandemic pressured their aerospace business which reduced their delivery forecasts for new planes while their defense business has remained relatively stable with disruptions centered on managing their manufacturing operations through the lockdown and subsequent reopening.

The Westwood team remains focused on seeking high-quality companies trading at a discount to intrinsic value. In the face of broad uncertainty regarding the economy and the upcoming election, the market has maintained a preference for businesses with greater stability and future growth prospects. The team believes those firms with stronger balance sheets and cash generation weathered the drawdown well and remain well-positioned to capitalize on opportunities to deploy capital in the coming periods. The decline in interest rates has helped provide ample liquidity in the interim, helping to quell concerns over liquidity and dampen volatility. However, the markets have rallied such that valuations are now contemplating some amount of economic recovery that may depend on future stimulus or faster recoveries than may unfold, both in specific industries and broadly. These uncertainties have weighed heavily on business and consumer confidence, as employment has improved with a staggering 11 million jobs recovered since March, or roughly half of those lost during this pandemic. Housing has been strong, both in terms of home improvement projects as well as volumes and pricing for sales. This has provided some respite for individuals impacted in contrast to a decade ago during the Financial Crisis. In total, the overall impact to the investing landscape should provide additional opportunities to active managers as dispersion of returns increases and correlations between stocks decrease. We continue to leverage our intensive research-driven process to identify securities with company-specific opportunities and visible earnings growth. As has always been our practice, we look to invest in companies with conservative balance sheets, robust free cash flow generation, and high returns as we believe those characteristics among others help provide attractive risk-adjusted returns for the portfolio. Given the speed and magnitude of the unprecedented market recovery, we remain mindful that markets may continue to experience significant bouts of volatility and are focused on protecting client capital by investing in opportunities which we feel have measurable and limited potential for loss.

We thank you for your continued confidence in the Westwood process and investment teams and we look forward to serving your investment needs through the years ahead.

Westwood Management Corp.

Net returns are net of the sub-adviser’s fees, not the mutual fund fees

Past performance is not indicative of future results. Portfolio returns reflect the reinvestment of dividend and interest income. All information provided is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/countries that may be mentioned. A description of the methodology used to calculate the attribution analysis or a complete list of each holding’s contribution to overall performance during the measurement period may be obtained by contacting info@westwoodgroup.com. Benchmark Data Source: © 2020 FactSet Research Systems Inc. All Rights Reserved. Russell Investment Group is the owner of the trademarks, service marks, and copyrights related to its indexes, which have been licensed for use by Westwood.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC 2200

ROSS AVENUE, 31ST FLOOR • DALLAS, TEXAS 75201-2761

Letter from the Manager

September 30, 2020

Timothy Plan Fixed Income Fund

The fiscal year ending September 30, 2020 saw a steep decline in U.S. Treasury (UST) yields as the Federal Reserve (Fed) drastically cut rates in response to the COVID-19 Pandemic and the subsequent halt of economic activity. The Timothy Plan Fixed Income Fund invests in the broad U.S. investment grade bond market benchmarked to the Bloomberg Barclays Aggregate index which began the last 12 months with a yield of 2.26% and ended at 1.18% .

The 10-year UST yield fell after starting the fiscal period at 1.67%, peaking at 1.94% in November 2019, and ending September 2020 at 0.69% . By comparison, the 2-year rate declined significantly more starting at 1.63% and ending the last 12 months at 0.13% or 1.50% lower. The U.S. and global economies experienced dramatic slowdowns and, in the U.S., jobless claims shattered previous records. The Fed dropped rates to zero and embarked on an unlimited Quantitative Easing (QE) program to support markets. As the fiscal year approached an end, the economy had bounced back with unemployment falling to 7.9%, well below the peak of 14.7% reached in April. After declining 31.4% in the second quarter of 2020, real GDP was projected to reach 35.3% after the third quarter by the Atlanta Fed’s real-time GDP-Now measure.

Investment Grade (IG) Credit spreads started the last 12 months at 109 basis points (bps), widened to a high of 340 and ended at 128 by September 2020. The magnitude of the sector’s spread widening was a result of the unforeseen cessation in economic activity due to the Pandemic. The subsequent decline in spreads was in part due to the Fed’s Secondary Market Corporate Credit Facility, which for the first time, allowed the Fed to purchase IG Corporate bonds, so long as their maturity was five years or less. Issuance in the second and third quarter of 2020 reached a torrid pace hitting $1.8 trillion by the end of September. The Mortgage Backed Securities (MBS) sector struggled during the period as lower UST yields resulted in record low mortgage rates that led to a spike in re-finance related supply.

The Timothy Fixed Income Fund A shares returned 5.39% over the 12-month period ending September 30, 2020 which was below the Bloomberg Barclays Aggregate index at 6.98% . The overweight to Utilities added value as the sector performed better than all other major sectors and the overall index. Security selection in the Financial sector also added to results. Detracting from results was security selection in Industrials as these holdings lagged their counterparts in the sector. Although the portfolio’s underweight to MBS benefited relative performance, our holdings generated returns below the overall index. The portfolio is positioned with less interest rate risk than the market, an over-weight in corporate bonds and GNMA MBS for yield. We remain focused on generating income consistent with a prudent level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC 2200

ROSS AVENUE, 31ST FLOOR • DALLAS, TEXAS 75201-2761

Letter from the Manager

September 30, 2020

Timothy Plan High Yield Fund

Although the fiscal year ending September 30, 2020 saw a modest change in High Yield (HY) rates from last year, investors experienced a dramatic swing during the period. The Timothy Plan High Yield Fund invests primarily in BB and B rated HY bonds with a benchmark of the Bloomberg Barclays Ba/B HY* index. The benchmark began the last 12 months with a Yield to Worst (YTW) of 4.77%, reached 8.01% by March 31, 2020 and ended at 5.01% . Over the period, the HY market posted a return of 4.45% and trailed investment grade credit bonds. Performance of the index was led by higher quality Ba rated credits.

Approaching the end of 2019, investor’s desperate search for yield and income drove HY’s strong performance. However, the HY market suffered steep losses through the end of March 2020 amid the breakup of the OPEC alliance and the capital market’s realization of the negative effects the Pandemic was going to have on the global economy. Due to significant monetary and fiscal stimulus, including the Federal Reserve’s (Fed) decision to extend their Secondary Market Corporate Credit Facility to HY, the market roared back. New issuance continued to set records and by the end of September 30, 2020 it reached $355 billion, 79% ahead of the year-to-date issuance level of 2019.

The Timothy High Yield Fund A shares generated a total return of 3.26% over the 12 months ending September 30, 2020 while the Bloomberg Barclays Ba/B HY* index returned 4.46% . Security selection in Basic Industry, Capital Goods and Consumer Cyclicals benefited performance. Within Financials, our Real Estate Investment Trust (REIT) debt holdings generated returns ahead of their counterparts in the index, positively contributing to performance. An overweight to Utilities also helped performance as the sector generated the highest nominal return of any other major sector in the index. Detracting from performance was our security selection in Energy and Communications issuers as our holdings lagged their counterparts in the index. The portfolio remains focused on generating a higher level of carry income consistent with a reasonable level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

*Bloomberg Barclays US High Yield Ba/B 3% Issuer Cap Index

September 30, 2020

Dear Shareholder,

The Defensive Strategies Fund was designed and is managed to do what its name implies, hedge against a possible scenario of hyper-inflation which could result from our Congress’s proven unwillingness to address our core problems of too much spending and too much debt. The Fund was also designed with built-in flexibility that allows it to be adjusted to address a possible risk of extreme deflation, with the ability to convert the inflation sensitive assets to cash and fixed income securities during a deflationary environment, and to be adjusted to a more normal, traditional investment strategy.

The Fund’s portfolio is comprised of four inflation sensitive investment sleeves: commodities (commodity company stocks and ETF’s), real estate (in the form of REITs), precious metals (primarily gold bullion), and TIPs (Treasury Inflation Protected Bonds), with the balance in cash. Timothy Partners, Ltd. (the “Advisor”) is responsible for setting the percentages of the Fund that will be allocated to each investment sleeve. Different sub-advisors manage the holdings in each sleeve. Even after the negative effects on the economic shutdown produced by the Covid-19 pandemic, the Fund experienced a respectable 3.75% total return for Class A for the fiscal year ended September 30, 2020. For a more complete description of the elements that impacted Fund performance and the outlook for the future, please read the various sub-advisors’ reports in the pages that follow.

I would like to point out that, since there does not exist an appropriate benchmark index with which to compare our performance, we created and employ a blended index comprised of roughly 33% each of U.S. Government TIPs, FTSE NAREIT Equity Index and Dow Jones UBS Commodity Index. We believe the blend offers a fairly accurate reflection and comparison of the composition of the Fund. For the fiscal year ended September 30, 2020, the blended index had a total return of -7.09% .

While no one can predict future events, I remain confident that our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry, and they each continue to honor our overall policy that they manage their respective Fund sleeve both in accordance with our screening restrictions and with a conservative bias. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family.

Yours in Christ,

Arthur D. Ally

Fund Advisor

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC 2200

ROSS AVENUE, 31ST FLOOR • DALLAS, TEXAS 75201-2761

Letter from the Manager

September 30, 2020

Timothy Plan Defensive Fund – Treasury Inflation Protected Securities (TIPS)

The longest economic expansion in U.S. history came to a crashing halt during the last 12-month period ending September 30, 2020. The COVID-19 Pandemic and the resulting policy response to fight it’s spread shoved the U.S and global economy into an economic tailspin. Inflation, as measured by the Consumer Price Index, remained below 2.0% but money supply growth to combat the decline in economic activity has exploded to levels not seen since World War II (WWII). The Timothy Defensive Fund has an allocation of U.S. Treasury Inflation Protected Securities (TIPS) designed to help protect assets from higher rates of inflation.

Over the previous 12-month period, investors’ future inflation expectations fluctuated dramatically. We measure investors’ inflation expectations as the difference between the U.S. Treasury 10-year and the U.S. TIPS 10-year. This “breakeven rate” of inflation is what would be required to make these two securities have the same yield. The “breakeven rate” of inflation reached a 12-month high of 1.80% in January 2020 but subsequently declined to a low of 0.49% in March only to end September at 1.64% . TIPS securities generated a return of 10.08%, as reported by Bloomberg Barclays, for the 1-year period ending September 30th.

Although the TIPS Portfolio’s underweight to the 1 to 5-year maturity segment was beneficial it was offset by our overweight to less than one-year securities. Inflation has remained relatively subdued but going forward the potential of higher inflation exists as the Federal Reserve has reengaged in monetary stimulus and the unintended consequences of the largest fiscal spending drive since WWII remain a problem for the future. The primary goal of the TIPS allocation continues to be protection from rising inflation rates.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Timothy Plan Defensive Strategies Fund

Real Estate Sleeve (the “Portfolio”)

Annual Manager Letter: 12 months ended September 30, 2020

Equity markets rose during the last quarter of 2019, but then plunged during the first quarter of 2020 due to concerns about the economic and social impact of the global pandemic. Governments and central banks responded by providing fiscal and monetary stimulus, which helped avoid a global depression. During the second and third quarters of 2020, equity markets generally recovered as investors became more confident that an effective virus would become available. Many developed countries have been able to implement policies for testing and quarantining which have slowed the spread of the novel coronavirus, and have allowed the national economy to continue functioning while waiting for medical researchers to develop a vaccine. Unfortunately, there are also some countries where policy measures have been slow or ineffective, and where the pandemic continues to worsen.

The returns from US real estate investment trusts (REIT) followed a similar pattern to the equity markets generally, with sharp declines in the first quarter of 2020 followed by gains in the subsequent two quarters. More recently, we have seen that the REIT sector seems to be experiencing a “K-shaped recovery” in which the residential real estate market has generally continued to perform well, while the hospitality and retail and health care subsectors continue to lag.

For the twelve months ended September 30, 2020, the Portfolio generated a gross return of -20.16% versus the FTSE NAREIT Equity REITs index return of -18.16% . With regard to style factors, the portfolio’s overweight in Momentum and underweight in Dividend Yield both helped active returns, though their effect was outweighed by changing active exposure to beta, which was above 1 during the downturn in the first quarter, and then shifted to below 1 during the subsequent recovery. The portfolio’s active sector allocations were also helpful to performance, with the underweight in Regional Malls and the overweight in Manufactured Homes both being beneficial, though the overweight in Health Care detracted from the allocation effect.

The largest driver of active returns during the 12 month period was security selection. The portfolio benefited from being underweight in Simon Property Group and Vornado Realty Trust, which were both negatively affected by the economic slowdown caused by the pandemic. However, the portfolio also had overweight positions in Brookdale Senior Living, Sabra, and Welltower, which delivered disappointing returns as investors became concerned about the long-term operating and financial impact of the coronavirus on health care facilities and retirement communities.

We believe that real estate equities can deliver attractive risk-adjusted returns, in a market environment of moderate growth and low bond yields. We anticipate that when an effective vaccine against the novel coronavirus becomes widely available, there will be a gradual return to normal social and economic conditions, which should be beneficial for the real estate sector and thus for REITs. There may be renewed volatility in the equity markets over the next few months, particularly if there is uncertainty about the final results of the national elections in early November. However, we believe that real estate equities will continue to deserve a place in the portfolios of investors who seek exposure to equity returns based on tangible property assets.

The Timothy Plan Defensive Strategies Fund Commodity Sleeve (the “Portfolio”)

Annual Letter from the Manager (September 30, 2020)

We are pleased to provide you with our annual report for the Timothy Plan Defensive Strategies Fund Commodity Sleeve (the “Portfolio”) for the twelve months ending September 30, 2020. The CoreCommodity sleeve of the Timothy Defensive Fund fell (11.6%) on a gross basis. Commodities broadly fell over these twelve months with the Bloomberg Commodity Total Return Index falling (8.2%) . The Portfolio had positive contributions to performance from agriculture, industrial metals and precious metals, though energy detracted from performance.

Metals & Mining

Industrial metal commodity futures were modestly up for the period with the Bloomberg Industrial Metals Subindex Total Return rising 1.6% . The best performing base metal was Copper, rising more than 18% over the period, as prices recovered from their March lows as the start of the economic recovery from the COVID-19 pandemic started to take shape. Nickel was the worst performing base metal, falling (-15.8%) for the year. The Portfolio’s industrial metal holdings performed better than their respective commodity futures, rising 4.7% over the same period. The Portfolio’s largest industrial metal holdings as of September 30th were Rio Tinto (RIO US), Teck Resources (TECK/B CN), and VALE SA (VALE US).

Precious metal futures finished another strong year up with the Bloomberg Precious Metals Subindex Total Return rising 27.2% for the twelve months ended September 30, 2020. Timothy’s precious metal miners outperformed substantially, rallying 65.1% over the same time period. The Portfolio’s largest precious metal holdings as of September 30th were Newmont Goldcorp (NEM US), Kinross Gold (KGC US), and Kirkland Lake Gold (KL CN).

Energy

Energy was the worst performing sector for the prior year, with the Bloomberg Energy Subindex Total Return falling (40.7%) . The Portfolio’s energy holdings were also the worst performing sector, falling (43.3%) for the period accounting for the Portfolio’s relative underperformance. WTI crude oil prices fell approximately (26%) during the period as the pandemic continued to suppress economies and travel. The Portfolio’s largest energy holdings as of September 30th were ConocoPhillips (COP US), EOG Resources (EOG US), and Lukoil PJSC (LKOD LI).

Agriculture

Over the past year agricultural commodities, as proxied by the Bloomberg Commodity Agriculture and Livestock Subindex Total Return, fell by (2.3%) . Over the same period the Portfolio’s agricultural holdings outperformed, rising 4.3% and providing additional relative outperformance. Of the primary agricultural futures, Kansas City wheat rose the most in the preceding twelve months, gaining nearly 23%. Over the same period, corn prices, fell by roughly (2.3%) . The Portfolio’s largest agriculture holdings as of September 30th were Deere & Company (DE US), Coreteva Inc (CTVA US), and Kubota Corp (6326 JP).

Market Outlook

The Timothy Plan Defensive Strategy Fund Commodity Sleeve currently utilizes a diversified portfolio of natural resource equities that is intended to capture commodity price movements. We believe that many global commodities remain underpriced relative to their long-term sustainable cost of production. To the extent commodities rally as prices normalize and demand returns to pre-pandemic levels, we expect the Portfolio to perform positively.

CoreCommodity Management, LLC    680 Washington Boulevard    Stamford, CT 06901    Tel: 203.708.6500    www.CoreCommodityllc.com

Past performance is not indicative of future results. STANDARD & POOR’S, and S&P are registered trademarks of Standard & Poor’s Financial Services LLC.“Bloomberg®,” “Bloomberg Commodity IndexSM” and the names of the other indexes and sub-indexes that are part of the Bloomberg Commodity Index family are service marks of Bloomberg Finance L.P. and its affiliates. Source for all Index data: Bloomberg L.P. Commodity Sectors are represented by the Bloomberg Commodity Sector Sub-Indices. This document does not constitute an offer of any commodities, securities or investment advisory services. Any such offer may be made only by means of a disclosure document or similar materials which contain a description of material terms and risks. All expressions of opinion are subject to change without notice in reaction to shifting market conditions. Data contained herein from third-party providers is obtained from what are considered reliable sources. However, its accuracy, completeness or reliability cannot be guaranteed. The economic statistics presented herein are subject to revision by the agencies that issue them. This information is accurate only as of the date hereof, or as of historical dates otherwise indicated herein, and we do not undertake any obligation to update this material Any indices and other financial benchmarks shown are provided for illustrative purposes only, are unmanaged, reflect reinvestment of income and do not reflect the impact of advisory fees. Investors cannot invest directly in an index. All investments are subject to risk.

CoreCommodity Management, LLC    680 Washington Boulevard    Stamford, CT 06901    Tel: 203.708.6500    www.CoreCommodityllc.com

September 30, 2020

Dear Timothy Plan Strategic Growth and Conservative Growth Fund Shareholder:

Asset allocation has normally been, and we believe it continues to be, a very prudent approach to investing. As a review, your Timothy Plan investment is a compilation of many of Timothy’s underlying funds (including four of our more recent ETF’s) and, as such, your performance is directly related to the performance of those underlying funds. Although the fourth quarter of 2019 experienced a nearly flat return, the first quarter of 2020 suffered from the economic shutdown due to the Covid-19 pandemic. In the remaining six months of this fiscal year, we recovered nearly all of the negative first quarter returns and ended the fiscal year with a return of 2.03% for Strategic Growth and 3.27% for Conservative Growth. Having said that, we do maintain our positive outlook for the economy in the year ahead. As a result, we have adjusted our positions in the underlying funds to the allocations shown below:

	Conservative Growth	Strategic Growth
• Large-Cap Core ETF	14.00%	17.00%
• High Dividend Stock ETF	7.50%	10.50%
• Small-Cap Core ETF	5.00%	7.00%
• International ETF	14.00%	23.00%
• International Fund	4.50%	7.00%
• High-Yield Bond Fund	5.50%	5.50%
• Defensive Strategies Fund	6.00%	7.00%
• Fixed Income Fund	39.50%	20.00%
• Cash	4.00%	3.00%

Even though the Portfolios have been designed to be conservatively allocated, we understand that recent market gyrations may be unsettling for some investors. Please understand that our #1 concern is preservation of principal, therefore we will attempt to adjust the above allocations to accommodate changing market conditions in an effort to capture strong upward trends as well as adjusting to defensive allocations in times of downward turbulence.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally

President

The Timothy Plan Israel Common Values Fund

Letter from The Manager - September 30, 2020

While returns were negative in absolute terms over the twelve months period due to the Covid-19 pandemic economic shock, relative returns fared much better. The Fund handily beat the TA-125 index with a combination of good sector allocation and stock selection. Sector allocation was aided from an overweight to a strong performing Technology sector as well as overweight to outperforming Consumer Discretionary and Consumer Staples and an underweight to underperforming Real Estate Sector. These outweighed poor allocation to Communication Services and Health Care. From a stock selection standpoint, the Fund did very well in the Consumer Discretionary, Industrials, Financials, and Consumer Staples sectors. Individual companies contributing to the strong relative performance included air conditioner manufacturer Tadiran Holdings (Consumer Discretionary), cybersecurity company Varonis Systems (Technology), pool cleaning and safety systems company Maytronics Ltd (Consumer Discretionary), and health care services company Novolog (Health Care). The Israeli market was somewhat slower to bounce back from the lockdown measures but gained some momentum in the last quarter of the fiscal year.

Leviathan, the historic offshore natural gas field, finally began production in late 2019 and provides Israel with significant export revenues and additional energy security. The natural gas exports will continue to place upward pressure on the Israeli shekel. The currency has been stronger than the Bank of Israel would like, prompting continued intervention in the fx markets to weaken the currency. The measures to contain the Covid-19 virus has hit the Israeli economy hard with continued lockdowns leading to plummeting demand in certain industries. The government unveiled fiscal support for its citizens and businesses much like other developed countries. In addition, the Bank of Israel lowered interest rates to 0.10%, announced a new loan program to small businesses, and implemented a new QE once again, buying government bonds of various types and maturities. As the situation remained uncontained, the BoI expanded its QE to include corporate bonds for the first time ever. While economic activity will be severely affected in 2020 like other developed countries, we believe Israel’s economy remains on a solid long-term footing.

The Fund continues to invest alongside the innovate spirit of Israeli companies providing ample attractive investment opportunities. Risks remain in the near term due to containment measures over the Covid virus, but we are optimistic corporate earnings growth will resume in the medium term and markets will follow. We remain committed to a consistent investment approach dedicated to finding long-term investments for shareholders and we thank you for your continued investment in the Fund.

Eagle Global Advisors, LLC

September 30, 2020

Dear Timothy Plan Growth and Income Fund Shareholder:

In 2019, Timothy Plan added four new Exchange Traded Funds to our diversified product line: Timothy Plan Large-Cap Core (TPLC), Timothy Plan High Dividend Stock (TPHD), Timothy Plan International Equity Fund (TPIF), and Timothy Plan Small Cap Core (TPSC). These are all smart beta index funds traded on the New York Stock Exchange. After reflecting on the Growth & Income Fund’s stated investment objective, and since TPHD fits nicely into that investment objective, we incorporated TPHD into the holdings of Growth and Income. A second change was that our Fixed Income and High Yield Sub-Advisor, Barrow Hanley, was retained to also manage the fixed income portion of the Fund. The net result is now:

•	Approximately 60% of the fund is invested in TPHD
•	The remaining fixed income portion of the fund (approximately 40%) is now actively managed by our long-time fixed income sub-advisor, Barrow Hanley.

We believe this structure of dual management will result in both better performance and a reduction of the fund’s expense ratio.

For a more detailed review of the fixed income sector of the market, along with a brief outlook, please read Barrow Hanley’s Sub-Advisor’s letter in this Annual Report.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is, for every one of our Timothy Plan Funds, all of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment in which you can feel comfortable.

Sincerely,

Arthur D. Ally

President

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC 2200

ROSS AVENUE, 31ST FLOOR • DALLAS, TEXAS 75201-2761

Letter from the Manager

September 30, 2020

Timothy Plan Growth and Income Fund – Fixed Income Allocation

The fiscal year ending September 30, 2020 saw a steep decline in U.S. Treasury (UST) yields as the Federal Reserve (Fed) drastically cut rates in response to the COVID-19 Pandemic and the subsequent halt of economic activity. The Fixed Income allocation of the Timothy Plan Growth & Income Fund invests in the broad U.S. investment grade bond market benchmarked to the Bloomberg Barclays Aggregate index. The Bloomberg Barclays Aggregate index began the last 12 months with a yield of 2.26% and ended at 1.18% .

The 10-year UST yield fell after starting the fiscal period at 1.67%, peaking at 1.94% in November 2019, and ending September 2020 at 0.69% . By comparison, the 2-year rate declined significantly more starting at 1.63% and ending the last 12 months at 0.13% or 1.50% lower. The U.S. and global economies experienced dramatic slowdowns and, in the U.S., jobless claims shattered previous records. The Fed dropped rates to zero and embarked on an unlimited Quantitative Easing (QE) program to support markets. As the fiscal year approached an end, the economy had bounced back with unemployment falling to 7.9%, well below the peak of 14.7% reached in April. After declining 31.4% in the second quarter of 2020, real GDP was projected to reach 35.3% after the third quarter by the Atlanta Fed’s real-time GDP-Now measure.

Investment Grade (IG) Credit spreads started the last 12 months at 109 basis points, widened to a high of 340 and ended at 128 by September 2020. The magnitude of the sector’s spread widening was a result of the unforeseen cessation in economic activity due to the Pandemic. The subsequent decline was in part due to the Fed’s Secondary Market Corporate Credit Facility, which for the first time, allowed the Fed to purchase IG Corporate bonds, so long as their maturity was five years or less. Issuance in the second and third quarter of 2020 reached a torrid pace hitting $1.8 trillion by the end of September. The Mortgage Backed Securities (MBS) sector struggled during the period as lower UST yields resulted in record low mortgage rates that led to a spike in re-finance related supply.

Over the 12-month period, the overweight to Utilities added value as the sector performed better than all other major sectors and the overall index. Security selection in the Financial sector also added to results. Detracting from results was our security selection in Industrials as holdings lagged their counterparts in the sector. An overweight to MBS hurt relative performance as the sector generated returns below the overall index. The portfolio is positioned with less interest rate risk than the market, an overweight in corporate bonds and GNMA MBS for yield. We remain focused on generating income consistent with a prudent level of risk.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Fund Performance - (Unaudited)

September 30, 2020

Aggressive Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	19.09%	7.91%	9.88%
Russell Mid-Cap Growth Index	23.23%	15.53%	14.55%
Timothy Aggressive Growth Fund - Class C *	24.08%	8.32%	9.69%
Russell Mid-Cap Growth Index	23.23%	15.53%	14.55%
Timothy Aggressive Growth Fund - Class I	26.31%	9.40%	7.59% (a)
Russell Mid-Cap Growth Index	23.23%	15.53%	13.09% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2020.
*	With Maximum Deferred Sales Charge

Timothy Plan Aggressive Growth Fund vs. Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell Mid-Cap Growth Index on September 30, 2010 and held through September 30, 2020. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2020

International Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy International Fund - Class A (With Sales Charge)	3.94%	3.35%	3.30%
MSCI EAFE Index	(1.80)%	2.44%	1.74%
MSCI AC World Index ex USA Net (USD)	3.00%	6.23%	4.00%
Timothy International Fund - Class C *	8.32%	3.74%	3.12%
MSCI EAFE Index	(1.80)%	2.44%	1.74%
MSCI AC World Index ex USA Net (USD)	3.00%	6.23%	4.00%
Timothy International Fund - Class I	10.42%	4.79%	3.67% (a)
MSCI EAFE Index	(1.80)%	2.44%	0.89% (a)
MSCI AC World Index ex USA Net (USD)	3.00%	6.23%	3.75% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2020.
*	With Maximum Deferred Sales Charge

Timothy Plan International Fund vs. MSCI EAFE Index vs. MSCI AC World Index ex USA Net (USD)

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares, the MSCI EAFE Index and the MSCI AC World Index ex USA Net (USD) on September 30, 2010 and held through September 30, 2020. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Markets (EM) countries. With 2,377 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2020

Large/Mid Cap Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	10.45%	8.57%	10.34%
Russell 1000 Growth Index	37.53%	20.10%	17.25%
Timothy Large/Mid Cap Growth Fund - Class C *	15.09%	9.00%	10.13%
Russell 1000 Growth Index	37.53%	20.10%	17.25%
Timothy Large/Mid Cap Growth Fund - Class I	17.30%	10.08%	9.09% (a)
Russell 1000 Growth Index	37.53%	20.10%	17.16% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2020.
*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Growth Fund vs. Russell 1000 Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 1000 Growth Index on September 30, 2010 and held through September 30, 2020. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses,which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2020

Small Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	(19.10)%	2.89%	8.56%
Russell 2000 Index	0.39%	8.00%	9.85%
Timothy Small Cap Value Fund - Class C *	(15.82)%	3.28%	8.36%
Russell 2000 Index	0.39%	8.00%	9.85%
Timothy Small Cap Value Fund - Class I	(14.14)%	4.33%	4.83% (a)
Russell 2000 Index	0.39%	8.00%	6.51% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2020.
*	With Maximum Deferred Sales Charge

Timothy Plan Small Cap Value Fund vs. Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 2000 Index on September 30, 2010 and held through September 30, 2020. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2020

Large/Mid Cap Value Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	(1.79)%	6.60%	9.64%
S&P 500 Index	15.15%	14.15%	13.74%
Timothy Large/Mid Cap Value Fund - Class C *	2.25%	7.01%	9.43%
S&P 500 Index	15.15%	14.15%	13.74%
Timothy Large/Mid Cap Value Fund - Class I	4.24%	8.09%	8.07% (a)
S&P 500 Index	15.15%	14.15%	12.20% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2020.
*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Value Fund vs. S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the S&P 500 Index on September 30, 2010 and held through September 30,2020. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2020

Fixed Income Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	0.64%	1.70%	1.64%
Barclays Capital U.S. Aggregate Bond Index	6.98%	4.18%	3.64%
Timothy Fixed Income Fund - Class C *	3.59%	1.87%	1.45%
Barclays Capital U.S. Aggregate Bond Index	6.98%	4.18%	3.64%
Timothy Fixed Income Fund - Class I	5.70%	2.92%	2.78% (a)
Barclays Capital U.S. Aggregate Bond Index	6.98%	4.18%	4.02% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2020.
*	With Maximum Deferred Sales Charge

Timothy Plan Fixed Income Fund vs. Barclays Capital U.S. Aggregate Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Capital U.S. Aggregate Bond Index on September 30, 2010 and held through September 30, 2020. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2020

High Yield Bond Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy High Yield Bond Fund - Class A (With Sales Charge)	(1.37)%	4.63%	4.30%
Barclays U.S. High Yield Ba/B 3% Index	4.46%	6.82%	6.51%
Timothy High Yield Bond Fund - Class C *	1.47%	4.80%	4.09%
Barclays U.S. High Yield Ba/B 3% Index	4.46%	6.82%	6.51%
Timothy High Yield Bond Fund - Class I	3.53%	5.86%	4.25% (a)
Barclays U.S. High Yield Ba/B 3% Index	4.46%	6.82%	5.48% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2020.
*	With Maximum Deferred Sales Charge

Timothy Plan High Yield Bond Fund vs. Barclays U.S. High Yield Ba/B 3% Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and Barclays U.S. High Yield Ba/B 3% Index on September 30, 2010 and held through September 30, 2020. The Barclays U.S. High Yield Ba/B 3% Index isan issuer-constrained version of the flagship U.S. Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2020

Israel Common Values Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception
Timothy Israel Common Values Fund - Class A (With Sales Charge)	(11.50)%	8.06%	6.26% (a)
TA - 125 Index	(10.50)%	3.45%	4.42% (a)
Timothy Israel Common Values Fund - Class C *	(7.93)%	8.49%	6.12% (a)
TA - 125 Index	(10.50)%	3.45%	4.42% (a)
Timothy Israel Common Values Fund - Class I	(6.08)%	9.58%	6.00% (b)
TA - 125 Index	(10.50)%	3.45%	3.43% (b)

(a)	For the period October 12, 2011 (commencement of investment in accordance with objective) to September 30, 2020.
(b)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2020.
*	With Maximum Deferred Sales Charge

Timothy Plan Israel Common Values Fund vs. TA - 125 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the TA - 125 Index on October 12, 2011 and held through September 30, 2020. The TA - 125 Index is an unmanaged index of equity prices representing the 125 most highly capitalized companies listed on the Tel Aviv Stock Exchange. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2020

Defensive Strategies Fund

Fund/Index	1 Year Total Return	5 Year Total Return	10 Year Average Annual Return
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	(1.96)%	2.33%	1.91%
Timothy Defensive Strategies Fund Blended Index	(7.09)%	1.30%	1.41%
Timothy Defensive Strategies Fund - Class C *	2.01%	2.71%	1.75%
Timothy Defensive Strategies Fund Blended Index	(7.09)%	1.30%	1.41%
Timothy Defensive Strategies Fund - Class I	3.96%	3.75%	2.18% (a)
Timothy Defensive Strategies Fund Blended Index	(7.09)%	1.30%	0.35% (a)

(a)	For the period August 1, 2013 (commencement of investment in accordance with objective) to September 30, 2020.
*	With Maximum Deferred Sales Charge

Timothy Plan Defensive Strategies Fund vs. The Timothy Defensive Strategies Fund Blended Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Timothy Defensive Strategies Fund Blended Index on September 30, 2010 and held through September 30,2020.The Timothy Defensive Strategies Fund Blended Index reflects an unmanaged portfolio of 33% of the Bloomberg Barclays U.S. Treasury: 1-3 years Index, 33% of the Bloomberg Commodity Index Total Return and 34% of the MSCI U.S. REIT Gross (USD) Index. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2020

Strategic Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Strategic Growth Fund - Class A (With Sales Charge)	(3.57)%	2.14%	3.94%
Dow Jones Moderately Aggressive Portfolio Index	6.79%	8.87%	8.35%
Timothy Strategic Growth Fund - Class C *	0.36%	2.54%	3.73%
Dow Jones Moderately Aggressive Portfolio Index	6.79%	8.87%	8.35%

*	With Maximum Deferred Sales Charge

Timothy Plan Strategic Growth Fund vs. Dow Jones Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Moderately Aggressive Portfolio Index on September 30, 2010 and held through September 30, 2020. The Dow Jones Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2020

Conservative Growth Fund

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Conservative Growth Fund - Class A (With Sales Charge)	(2.41)%	2.07%	3.26%
Dow Jones Moderate Portfolio Index	6.48%	7.60%	7.06%
Timothy Conservative Growth Fund - Class C *	1.38%	2.45%	3.06%
Dow Jones Moderate Portfolio Index	6.48%	7.60%	7.06%

*	With Maximum Deferred Sales Charge

Timothy Plan Conservative Growth Fund vs. Dow Jones Moderate Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Moderate Portfolio Index on September 30, 2010 and held through September 30, 2020. The Dow Jones Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Fund Performance - (Unaudited)

September 30, 2020

Growth & Income Fund

Fund/Index	1 Year Total Return	5 Year Total Return	Average Annual Return Since Inception
Timothy Growth & Income Fund - Class A (With Sales Charge)	(8.82)%	(0.67)%	0.27% (a)
Timothy Growth & Income Fund Blended Index	0.37%	6.59%	6.21% (a)
Timothy Growth & Income Fund - Class C *	(5.15)%	(0.30)%	0.34% (a)
Timothy Growth & Income Fund Blended Index	0.37%	6.59%	6.21% (a)
Timothy Growth & Income Fund - Class I	(3.20)%	0.70%	1.31% (a)
Timothy Growth & Income Fund Blended Index	0.37%	6.59%	6.21% (a)

(a)	For the period October 1, 2013 (commencement of investment in accordance with objective) to September 30, 2020.
*	With Maximum Deferred Sales Charge

Timothy Growth & Income Fund vs. Timothy Growth & Income Fund Blended Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Timothy Growth & Income Fund Blended Index on October 1, 2013 and held through September 30, 2020. The Timothy Growth & Income Fund Blended Index reflects an unmanaged portfolio of 40% of the Barclays U.S. Aggregate Bond Index and 60% of the Russell 1000 Value Index. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

Schedule of Investments | Aggressive Growth Fund

As of September 30, 2020

Shares		Fair Value

	COMMON STOCK - 94.1%
	AEROSPACE & DEFENSE - 0.4%
1,638	Woodward, Inc.	$131,302

	APPAREL & TEXTILE PRODUCTS - 1.6%
2,579	Deckers Outdoor Corp. *	567,406

	BIOTECH & PHARMA - 7.3%
25,508	Horizon Therapeutics PLC *	1,981,461
6,752	United Therapeutics Corp. *	681,952

		2,663,413

	COMMERCIAL SUPPORT SERVICES - 5.0%
5,257	ASGN, Inc. *	334,135
7,007	FTI Consulting, Inc. *	742,532
3,939	UniFirst Corp.	745,928

		1,822,595

	CONTAINERS & PACKAGING - 1.7%
8,024	Crown Holdings, Inc. *	616,725

	ELECTRICAL EQUIPMENT - 2.0%
3,686	Fortive Corp.	280,910
3,671	Trane Technologies PLC	445,109

		726,019

	ENTERTAINMENT CONTENT - 1.0%
39,571	Zynga, Inc. *	360,888

	FORESTRY, PAPER & WOOD PRODUCTS - 1.0%
4,816	Trex Company, Inc. *	344,826

	HEALTH CARE FACILITIES & SERVICES - 4.4%
9,264	Cardinal Health, Inc.	434,945
4,047	ICON PLC *	773,341
1,851	LHC Group, Inc. *	393,449

		1,601,735

	HOUSEHOLD PRODUCTS - 1.9%
3,638	Helen of Troy Ltd. *	704,026

	LEISURE FACILITIES & SERVICES - 3.6%
66,212	Bloomin’ Brands, Inc.	1,011,057
692	Domino’s Pizza, Inc.	294,294

		1,305,351

	MACHINERY - 0.8%
4,003	Oshkosh Corp.	294,220

	MEDICAL EQUIPMENT & DEVICES - 15.6%
6,108	DENTSPLY SIRONA, Inc.	267,103
1,061	DexCom, Inc. *	437,376
9,731	Edwards Lifesciences Corp. *	776,728
3,075	Insulet Corp. *	727,514
10,773	Natera, Inc. *	778,242
4,571	Quidel Corp. *	1,002,786
3,713	Repligen Corp. *	547,816
1,774	STERIS PLC	312,561
2,425	Teleflex, Inc.	825,518

		5,675,644

	RENEWABLE ENERGY - 2.6%
4,359	Enphase Energy, Inc. *	360,010
7,369	Sunrun, Inc. *	567,929

		927,939

	RETAIL - CONSUMER STAPLES - 2.1%
8,839	Ollie’s Bargain Outlet Holdings, Inc. *	772,087

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Aggressive Growth Fund

As of September 30, 2020 (Continued)

Shares		Fair Value

	RETAIL - DISCRETIONARY - 4.6%
5,294	Burlington Stores, Inc. *	$1,091,040
2,627	Carvana Co. *	585,979

		1,677,019

	SEMICONDUCTORS - 9.9%
1,855	Lam Research Corp.	615,396
35,907	Marvell Technology Group Ltd.	1,425,508
4,239	Monolithic Power System, Inc.	1,185,267
3,665	Xilinx, Inc.	382,040

		3,608,211

	SOFTWARE - 19.0%
6,901	Akamai Technologies, Inc. *	762,836
1,161	ANSYS, Inc. *	379,914
2,508	DocuSign, Inc. *	539,822
5,778	Five9, Inc. *	749,291
29,231	Nutanix, Inc. *	648,343
17,373	Rapid7, Inc. *	1,063,922
3,787	RingCentral, Inc. *	1,039,948
1,971	ServiceNow, Inc. *	955,935
3,055	Twilio, Inc. *	754,860

		6,894,871

	TECHNOLOGY SERVICES - 9.6%
1,127	EPAM Systems, Inc. *	364,337
7,181	Fidelity National Information Services, Inc.	1,057,115
5,103	Fiserv, Inc. *	525,864
1,207	MarketAxess Holdings, Inc.	581,279
1,678	MSCI, Inc.	598,677
4,020	TransUnion	338,203

		3,465,475

	TOTAL COMMON STOCK (Cost $26,359,246)	34,159,752

	REITs - 1.8%
20,341	Physicians Realty Trust	364,307
9,860	STAG Industrial, Inc.	300,632

	TOTAL REITs (Cost $602,228)	664,939

	MONEY MARKET FUND - 6.6%
2,375,458	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (A) (Cost $2,375,458)	2,375,458

	TOTAL INVESTMENTS - 102.5% (Cost $29,336,932)	$37,200,149
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (2.5) %	(895,316)

	NET ASSETS - 100.0%	$36,304,833

* Non-income producing securities.

PLC	- Public Limited Co.

REITs - Real Estate Investment Trusts.

(A) Variable rate security; the rate shown represents the yield at September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | International Fund

As of September 30, 2020

Shares		Fair Value

	COMMON STOCK - 98.0%
	AEROSPACE & DEFENSE - 1.0%
35,000	Safran SA (ADR) *	$866,950

	AUTOMOTIVE - 2.7%
37,300	Magna International, Inc. - Class A	1,706,475
42,500	Valeo SA (ADR)	652,375

		2,358,850

	BANKING - 8.3%
36,839	DBS Group Holdings Ltd. (ADR)	2,182,711
91,000	DNB ASA (ADR) *	1,251,250
21,900	HDFC Bank Ltd. (ADR) *	1,094,124
84,100	ICICI Bank Ltd. (ADR) *	826,703
150,000	Itau Unibanco Holding SA (ADR)	597,000
53,600	KBC Group NV (ADR)	1,342,680

		7,294,468

	CHEMICALS - 1.9%
15,900	Arkema SA (ADR)	1,699,281

	CONSTRUCTION MATERIALS - 2.0%
43,500	Xinyi Glass Holdings Ltd. (ADR)	1,745,220

	CONSUMER SERVICES - 0.4%
2,200	New Oriental Education & Technology Group, Inc. (ADR) *	328,900

	E-COMMERCE DISCRETIONARY - 0.7%
7,900	Pinduoduo, Inc. (ADR) *	585,785

	ELECTRIC UTILITIES - 3.3%
258,000	Enel SpA (ADR)	2,218,800
128,900	Power Assets Holdings Ltd. (ADR)	692,193

		2,910,993

	ELECTRICAL EQUIPMENT - 1.0%
36,200	Schneider Electric SE (ADR)	901,742

	ENGINEERING & CONSTRUCTION - 2.9%
121,000	Vinci SA (ADR)	2,533,740

	FOOD - 3.7%
18,000	Kerry Group PLC (ADR)	2,299,399
54,000	Mowi ASA (ADR)	957,960

		3,257,359

	HEALTH CARE FACILITIES & SERVICES - 2.2%
46,000	Fresenius Medical Care AG & Co. (ADR)	1,954,080

	HOUSEHOLD PRODUCTS - 1.5%
90,000	Kao Corp. (ADR)	1,350,000

	INDUSTRIAL SUPPORT SERVICES - 1.5%
9,000	Ashtead Group PLC (ADR)	1,305,630

	INSTITUTIONAL FINANCIAL SERVICES - 2.6%
129,500	Deutsche Boerse AG (ADR)	2,274,020

	INSURANCE - 7.1%
30,700	Ageas (ADR)	1,252,253
54,000	AIA Group Ltd. (ADR)	2,151,900
52,400	Muenchener Rueckversicherungs AG (ADR)	1,330,960
74,600	Sampo Oyj (ADR)	1,476,334

		6,211,447

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | International Fund

As of September 30, 2020 (Continued)

Shares		Fair Value

	INTERNET MEDIA & SERVICES - 4.8%
26,000	Naspers Ltd. (ADR)	$923,260
61,000	Prosus NV (ADR) *	1,130,330
33,700	Yandex NV *	2,198,925

		4,252,515

	LEISURE PRODUCTS - 2.2%
99,000	Shimano, Inc. (ADR)	1,953,270

	MACHINERY - 9.6%
54,500	Atlas Copco AB (ADR)	2,285,185
60,000	FANUC Corp. (ADR)	1,149,600
74,650	Techtronic Industries Co. (ADR)	4,981,395

		8,416,180

	MEDICAL EQUIPMENT & DEVICES - 7.0%
39,200	Alcon, Inc. *	2,232,440
18,700	Hoya Corp. (ADR)	2,123,759
45,400	Smith & Nephew PLC (ADR)	1,775,140

		6,131,339

	METALS & MINING - 1.8%
26,000	Rio Tinto PLC (ADR)	1,570,140

	OIL & GAS PRODUCERS - 3.1%
120,000	Equinor ASA (ADR)	1,687,200
170,000	Galp Energia SGPS SA (ADR)	782,000
37,659	Petroleo Brasileiro SA (ADR)	265,119

		2,734,319

	RETAIL - CONSUMER STAPLES - 1.8%
66,000	Pan Pacific International Holdings Corp. (ADR)	1,547,700

	RETAIL - DISCRETIONARY - 0.2%
63,000	Via Varejo S/A (ADR) *	194,147

	SEMICONDUCTORS - 6.8%
6,550	ASML Holding NV (ADR)	2,418,718
14,900	NXP Semiconductors NV	1,859,669
21,000	Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,702,470

		5,980,857

	SOFTWARE - 5.7%
14,200	Nice Ltd. (ADR) *	3,223,826
42,640	Open Text Corp.	1,801,114

		5,024,940

	SPECIALTY FINANCE - 1.5%
21,000	ORIX Corp. (ADR)	1,313,970

	TECHNOLOGY HARDWARE - 1.2%
21,438	FUJIFILM Holdings Corp. (ADR)	1,060,109

	TECHNOLOGY SERVICES - 3.6%
36,200	Amadeus IT Group SA (ADR)	2,023,218
31,500	Pagseguro Digital Ltd. *	1,187,865

		3,211,083

	TELECOMMUNICATIONS - 2.0%
86,300	Nippon Telegraph & Telephone Corp. (ADR)	1,782,958

	TRANSPORTATION & LOGISTICS - 3.9%
11,300	Canadian Pacific Railway Ltd.	3,440,059

	TOTAL COMMON STOCK (Cost $70,307,191)	86,192,051

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | International Fund

As of September 30, 2020 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 1.8%
1,616,307	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (A)	$1,616,307

	(Cost $1,616,307)

	TOTAL INVESTMENTS - 99.8% (Cost $71,923,498)	$87,808,358
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.2%	148,285

	NET ASSETS - 100.0%	$87,956,643

*Non-income producing securities.

ADR - American Depositary Receipt.

PLC - Public Limited Co.

(A) Variable rate security; the rate shown represents the yield at September 30, 2020.

Diversification of Assets
Country	% of Net Assets
Japan	14.0%
Hong Kong	10.9%
Canada	7.9%
France	7.6%
Germany	6.3%
Netherlands	6.1%
United Kingdom	5.3%
Norway	4.4%
Israel	3.7%
Belgium	3.0%
Ireland	2.6%
Sweden	2.6%
Brazil	2.6%
Switzerland	2.5%
Italy	2.5%
Russia	2.5%
Singapore	2.5%
Spain	2.3%
India	2.2%
Taiwan	1.9%
Finland	1.7%
South Africa	1.0%
China	1.0%
Portugal	0.9%

Total	98.0%
Money Market Fund	1.8%
Other Assets Less Liabilities - Net	0.2%

Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth Fund

As of September 30, 2020

Shares		Fair Value

	COMMON STOCK - 77.9%
	AEROSPACE/DEFENSE - 1.2%
8,499	General Dynamics Corp.	$1,176,517

	BANKING - 0.4%
11,170	Western Alliance Bancorp	353,195

	BIOTECH & PHARMA - 7.1%
2,920	Amgen, Inc.	742,147
6,813	Neurocrine Biosciences, Inc. *	655,138
6,183	Sarepta Therapeutics, Inc. *	868,279
5,599	Vertex Pharmaceuticals, Inc. *	1,523,600
19,378	Zoetis, Inc.	3,204,540

		6,993,704

	CHEMICALS - 2.0%
11,057	FMC Corp.	1,171,047
3,543	Linde PLC	843,695

		2,014,742

	CONSUMER SERVICES - 0.4%
5,556	Grand Canyon Education, Inc. *	444,147

	DIVERSIFIED INDUSTRIALS - 3.2%
16,954	Emerson Electric Co.	1,111,674
12,647	Honeywell International, Inc.	2,081,823

		3,193,497

	ELECTRIC UTILITIES - 0.9%
31,605	PPL Corp.	859,972

	ELECTRICAL EQUIPMENT - 4.3%
18,342	Amphenol Corp. - Class A	1,985,888
14,302	Fortive Corp.	1,089,955
9,911	Trane Technologies PLC	1,201,709

		4,277,552

	FOOD - 1.4%
7,234	McCormick & Co., Inc.	1,404,119

	HEALTH CARE FACILITIES & SERVICES - 1.2%
7,672	IQVIA Holdings, Inc. *	1,209,337

	INSTITUTIONAL FINANCIAL SERVICES - 1.5%
15,108	Intercontinental Exchange, Inc.	1,511,555

	INSURANCE - 2.3%
21,680	Arthur J. Gallagher & Co.	2,288,974

	LEISURE FACILITIES & SERVICES - 1.2%
952	Chipotle Mexican Grill, Inc. *	1,184,012

	MACHINERY - 1.6%
5,730	Caterpillar, Inc.	854,629
9,539	Oshkosh Corp.	701,117

		1,555,746

	MEDICAL EQUIPMENT & DEVICES - 7.5%
6,950	Baxter International, Inc.	558,919
5,185	Danaher Corp.	1,116,486
17,062	Edwards Lifesciences Corp. *	1,361,889
6,152	Insulet Corp. *	1,455,502
2,060	Intuitive Surgical, Inc. *	1,461,652
4,108	Teleflex, Inc.	1,398,445

		7,352,893

	OIL & GAS PRODUCERS - 0.5%
13,772	ConocoPhillips	452,272

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Growth Fund

As of September 30, 2020 (Continued)

Shares		Fair Value

	RETAIL - CONSUMER STAPLES - 4.6%
6,435	Costco Wholesale Corp.	$2,284,425
10,490	Dollar General Corp.	2,198,914

		4,483,339

	RETAIL - DISCRETIONARY - 3.3%
5,993	Burlington Stores, Inc. *	1,235,097
2,516	Lululemon Athletica, Inc. *	828,695
2,506	O’Reilly Automotive, Inc. *	1,155,466

		3,219,258

	SEMICONDUCTORS - 16.0%
34,540	Advanced Micro Devices, Inc. *	2,831,935
5,821	Broadcom Ltd.	2,120,707
23,741	Maxim Integrated Products, Inc.	1,605,129
28,516	Micron Technology, Inc. *	1,339,111
5,253	Monolithic Power Systems, Inc.	1,468,791
8,428	NVIDIA Corp.	4,561,402
14,726	NXP Semiconductors NV	1,837,952

		15,765,027

	SOFTWARE - 8.4%
5,192	Palo Alto Networks, Inc. *	1,270,742
26,736	Rapid7, Inc. *	1,637,313
6,777	ServiceNow, Inc. *	3,286,845
9,698	Synopsys, Inc. *	2,075,178

		8,270,078

	TECHNOLOGY HARDWARE - 0.8%
21,663	Western Digital Corp.	791,783

	TECHNOLOGY SERVICES - 6.7%
20,905	CDW Corp.	2,498,775
5,251	EPAM Systems, Inc. *	1,697,543
9,399	Fidelity National Information Services, Inc.	1,383,627
2,013	MarketAxess Holdings, Inc.	969,441

		6,549,386

	TRANSPORTATION & LOGISTICS - 1.4%
4,483	Canadian Pacific Railway Ltd.	1,364,760

	TOTAL COMMON STOCK (Cost $52,934,131)	76,715,865

	EXCHANGE TRADED FUND (A) - 19.6%
720,000	Timothy Plan US Large/Mid Cap Core ETF (Cost $18,061,200)	19,306,656

	MONEY MARKET FUND - 2.7%
2,637,922	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (B)	2,637,922

	(Cost $2,637,922)

	TOTAL INVESTMENTS - 100.2% (Cost $73,633,253)	$98,660,443

	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.2) %	(199,359)

	NET ASSETS - 100.0%	$98,461,084

*Non-income producing securities.

ETF - Exchange Traded Fund.

PLC - Public Limited Co.

(A) Affiliated Fund.

(B) Variable rate security; the rate shown represents the yield at September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value Fund

As of September 30, 2020

Shares		Fair Value

	COMMON STOCK - 78.3%
	AEROSPACE/DEFENSE - 1.6%
47,612	Kaman Corp.	$1,855,440

	APPAREL & TEXTILE PRODUCTS - 1.4%
41,293	Oxford Industries, Inc.	1,666,585

	BANKING - 11.8%
43,591	Columbia Banking System, Inc.	1,039,645
151,902	Great Western Bancorp, Inc.	1,891,180
102,744	Hilltop Holdings, Inc.	2,114,472
32,488	International Bancshares Corp.	846,637
73,500	Provident Financial Services, Inc.	896,700
85,390	Renasant Corp.	1,940,061
89,092	Sandy Spring Bancorp, Inc.	2,056,243
42,722	Trustmark Corp.	914,678
94,360	Washington Federal, Inc.	1,968,350

		13,667,966

	CHEMICALS - 4.0%
81,039	Avient Corp.	2,144,292
23,468	Innospec, Inc.	1,485,994
9,455	Stepan Co.	1,030,595

		4,660,881

	COMMERCIAL SUPPORT SERVICES - 1.4%
8,428	UniFirst Corp.	1,596,010

	E-COMMERCE DISCRETIONARY - 1.4%
64,832	1-800-Flowers.com, Inc. *	1,616,910

	ELECTRIC UTILITIES - 5.5%
62,134	Avista Corp.	2,120,012
41,963	NorthWestern Corp.	2,041,080
52,140	PNM Resources, Inc.	2,154,946

		6,316,038

	ELECTRICAL EQUIPMENT - 0.9%
9,773	Novanta, Inc. *	1,029,488

	ENGINEERING & CONSTRUCTION - 1.8%
39,583	Comfort Systems USA, Inc.	2,038,920

	FOOD - 3.5%
158,993	Hostess Brands, Inc. *	1,960,384
15,681	J & J Snack Foods Corp.	2,044,646

		4,005,030

	FORESTRY, PAPER & WOOD PRODUCTS - 1.8%
37,181	UFP Industries, Inc.	2,101,098

	GAS & WATER UTILITIES - 1.6%
95,407	South Jersey Industries, Inc.	1,838,493

	HEALTH CARE FACILITIES & SERVICES - 2.8%
29,361	Magellan Health, Inc. *	2,224,977
40,518	Patterson Cos, Inc.	976,686

		3,201,663

	HOME & OFFICE PRODUCTS - 1.6%
155,623	Knoll, Inc.	1,876,813

	HOME CONSTRUCTION - 2.0%
53,834	Century Communities, Inc. *	2,278,793

	HOUSEHOLD PRODUCTS - 1.8%
57,214	Central Garden & Pet Co. *	2,067,714

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value Fund

As of September 30, 2020 (Continued)

Shares		Fair Value

	INSTITUTIONAL FINANCIAL SERVICES - 1.8%
59,947	Moelis & Co.	$2,106,538

	INSURANCE - 5.3%
61,502	Argo Group International Holdings Ltd.	2,117,514
43,183	BRP Group, Inc. *	1,075,689
43,540	James River Group Holdings Ltd.	1,938,836
23,708	Mercury General Corp.	980,800

		6,112,839

	LEISURE FACILITIES & SERVICES - 3.5%
132,025	Bloomin’ Brands, Inc.	2,016,022
24,509	Papa John’s International, Inc.	2,016,601

		4,032,623

	LEISURE PRODUCTS - 2.0%
120,330	Callaway Golf Co.	2,303,116

	MACHINERY - 5.3%
10,985	Alamo Group, Inc.	1,186,710
52,674	Altra Industrial Motion Corp.	1,947,358
30,376	Columbus McKinnon Corp.	1,005,446
66,102	Federal Signal Corp.	1,933,483

		6,072,997

	MEDICAL EQUIPMENT & DEVICES - 3.8%
28,764	CONMED Corp.	2,262,864
49,156	Merit Medical Systems, Inc. *	2,138,286

		4,401,150

	OIL & GAS PRODUCERS - 0.9%
80,400	PDC Energy, Inc. *	996,558

	RETAIL - CONSUMER STAPLES - 1.7%
46,615	BJ’s Wholesale Club Holdings, Inc. *	1,936,853

	RETAIL - DISCRETIONARY - 1.8%
50,125	Monro, Inc.	2,033,571

	SEMICONDUCTORS - 3.7%
188,647	Amkor Technology, Inc. *	2,112,846
76,452	Lattice Semiconductor Corp. *	2,214,050

		4,326,896

	TECHNOLOGY HARDWARE - 1.8%
179,328	Viavi Solutions, Inc. *	2,103,517

	TECHNOLOGY SERVICES - 1.8%
86,438	Repay Holdings Corp. *	2,031,293

	TOTAL COMMON STOCK (Cost $95,127,711)	90,275,793

	EXCHANGE TRADED FUND (A) - 10.7%
580,000	Timothy Plan US Small Cap Core ETF (Cost $14,834,080)	12,330,394

	REITs - 8.2%
144,344	Columbia Property Trust, Inc.	1,574,793
93,942	Easterly Government Properties, Inc.	2,105,240
69,377	National Storage Affiliates Trust	2,269,321
37,707	PotlatchDeltic Corp.	1,587,465
173,912	Summit Hotel Properties, Inc.	900,864
19,159	Terreno Realty Corp.	1,049,147

	TOTAL REITs (Cost $11,699,644)	9,486,830

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Small Cap Value Fund

As of September 30, 2020 (Continued)

Shares		Fair Value

	MONEY MARKET FUND - 1.4%
1,544,922	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (B) (Cost $1,544,922)	$1,544,922

	TOTAL INVESTMENTS - 98.6% (Cost $123,206,377)	$113,637,939

	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 1.4%	1,629,277

	NET ASSETS - 100.0%	$115,267,216

* Non-income producing securities.

ETF - Exchange Traded Fund.

REITs - Real Estate Investment Trusts.

(A) Affiliated Fund.

(B) Variable rate security; the rate shown represents the yield at September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Value Fund

As of September 30, 2020

Shares		Fair Value

	COMMON STOCK - 70.3%

	AEROSPACE/DEFENSE - 1.7%
23,898	General Dynamics Corp.	$3,308,200

	BANKING - 2.3%
88,155	TCF Financial Corp.	2,059,301
75,095	Western Alliance Bancorp	2,374,504

		4,433,805

	CABLE & SATELLITE - 4.4%
2,210	Cable One, Inc.	4,166,800
29,725	Liberty Broadband Corp. *	4,246,811

		8,413,611

	CHEMICALS - 2.2%
5,987	Sherwin-Williams Co.	4,171,382

	DIVERSIFIED INDUSTRIALS - 3.4%
24,701	Eaton Corp. PLC	2,520,243
24,316	Honeywell International, Inc.	4,002,657

		6,522,900

	ELECTRIC UTILITIES - 4.0%
59,832	CMS Energy Corp.	3,674,283
41,385	WEC Energy Group, Inc.	4,010,207

		7,684,490

	ELECTRICAL EQUIPMENT - 3.4%
43,292	Amphenol Corp. - Class A	4,687,225
12,629	Hubbell, Inc.	1,728,152

		6,415,377

	FOOD - 6.4%
31,516	JM Smucker Co.	3,640,728
57,560	Lamb Weston Holdings, Inc.	3,814,501
24,865	McCormick & Co., Inc.	4,826,297

		12,281,526

	DIVERSIFIED FINANCIAL SERVICES - 1.9%
35,749	Intercontinental Exchange, Inc.	3,576,687

	INSURANCE - 4.0%
35,208	Arthur J. Gallagher & Co.	3,717,261
33,255	Assurant, Inc.	4,034,164

		7,751,425

	LEISURE FACILITIES & SERVICES - 2.1%
49,825	Dunkin’ Brands Group, Inc.	4,081,166

	MACHINERY - 1.7%
34,530	Curtiss-Wright Corp.	3,220,268

	MEDICAL EQUIPMENT & DEVICES - 6.8%
38,425	PerkinElmer, Inc.	4,822,722
23,610	STERIS PLC	4,159,846
29,479	Zimmer Biomet Holdings, Inc.	4,013,271

		12,995,839

	OIL & GAS PRODUCERS - 0.8%
44,205	EOG Resources, Inc.	1,588,728

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Large/Mid Cap Value Fund

As of September 30, 2020 (Continued)

Shares		Fair Value

	RETAIL - CONSUMER STAPLES - 2.3%
20,954	Dollar General Corp.	$4,392,377

	RETAIL - DISCRETIONARY - 1.9%
24,858	Tractor Supply Co.	3,563,146

	SEMICONDUCTORS - 7.2%
74,045	Micron Technology, Inc. *	3,477,153
16,880	Monolithic Power Systems, Inc.	4,719,817
10,415	NVIDIA Corp.	5,636,806

		13,833,776

	SOFTWARE - 4.2%
40,715	Cadence Design Systems, Inc. *	4,341,440
10,890	Tyler Technologies, Inc. *	3,795,818

		8,137,258

	TECHNOLOGY SERVICES - 5.8%
15,401	CACI International, Inc. *	3,282,877
27,122	Equifax, Inc.	4,255,442
91,227	Genpact Ltd.	3,553,292

		11,091,611

	TRANSPORTATION - 3.8%
20,188	Union Pacific Corp.	3,974,412
54,866	Westinghouse Air Brake Technologies Corp.	3,395,108

		7,369,520

	TOTAL COMMON STOCK (Cost $108,355,733)	134,833,092

	EXCHANGE TRADED FUNDS (A) - 23.9%
920,000	Timothy Plan High Dividend Stock ETF	21,086,308
920,000	Timothy Plan US Large/Mid Cap Core ETF	24,669,616

	TOTAL EXCHANGE TRADED FUNDS (Cost $46,064,400)	45,755,924

	REITs - 5.0%
22,844	Crown Castle International Corp.	3,803,526
23,720	CyrusOne, Inc.	1,661,112
18,648	Public Storage	4,153,282

	TOTAL REITs (Cost $9,082,589)	9,617,920

	MONEY MARKET FUND - 0.6%
1,062,991	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (B) (Cost $1,062,991)	1,062,991

	TOTAL INVESTMENTS - 99.8% (Cost $164,565,713)	$191,269,927

	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.2%	467,872

	NET ASSETS - 100.0%	$191,737,799

* Non-income producing securities.

ETF - Exchange Traded Fund.

PLC - Public Limited Co.

REITs - Real Estate Investment Trusts.

(A) Affiliated Funds.

(B) Variable rate security; the rate shown represents the yield at September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Fixed Income Fund

As of September 30, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 97.5%
	CORPORATE BONDS - 24.3%
$ 1,000,000	ABB Finance USA, Inc.	2.875	5/8/2022	$1,040,352
1,000,000	American Electric Power	3.200	11/13/2027	1,101,041
500,000	Analog Devices, Inc.	3.900	12/15/2025	572,457
1,000,000	Aptiv Corp.	4.150	3/15/2024	1,100,401
1,000,000	Canadian Pacific RR Co.	2.900	2/1/2025	1,083,137
1,000,000	CBOE Holdings, Inc.	3.650	1/12/2027	1,139,136
1,000,000	Columbia Pipeline Group, Inc.	4.500	6/1/2025	1,154,627
1,000,000	CSX Corp.	3.250	6/1/2027	1,131,958
500,000	Digital Realty Trust LP	3.700	8/15/2027	562,285
500,000	Dollar General Corp.	4.125	5/1/2028	586,760
750,000	Eaton Corp.	2.750	11/2/2022	786,500
1,000,000	Enable Midstream Partners LP	3.900	5/15/2024	985,120
855,000	European Investment Bank	2.375	6/15/2022	886,574
880,000	Healthpeak Properties, Inc.	3.500	7/15/2029	982,286
871,187	John Sevier Combined Cycle Generation LLC	4.626	1/15/2042	1,119,237
1,000,000	Kennametal, Inc.	3.875	2/15/2022	1,033,668
865,000	Kreditanstalt fuer Wiederaufbau	2.125	6/15/2022	893,247
800,000	LYB International Finance BV	4.000	7/15/2023	867,600
855,000	National Rural Utilities Cooperative Finance Corp.	2.950	2/7/2024	920,147
1,500,000	NiSource Finance Corp.	3.490	5/15/2027	1,674,205
1,000,000	Nutrien Ltd.	4.000	12/15/2026	1,162,359
1,000,000	Phillips 66 Partners LP	3.605	2/15/2025	1,063,297
870,000	Province of Ontario Canada	2.500	4/27/2026	955,620
865,000	Province of Quebec Canada	2.375	1/31/2022	888,901
700,000	Sunoco Logistics Partners LP	4.250	4/1/2024	735,359
1,200,000	Ventas Realty LP/CAP Corp.	3.250	8/15/2022	1,248,038
830,000	WEC Energy Group, Inc.	3.550	6/15/2025	931,580
1,000,000	Zimmer Biomet Holdings, Inc.	3.700	3/19/2023	1,068,444

	TOTAL CORPORATE BONDS (Cost $25,490,091)			27,674,336

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 73.2%
	GOVERNMENT MORTGAGE-BACKED SECURITIES - 22.1%
214,205	GNMA Pool G2 4520	5.000	8/20/2039	244,604
271,655	GNMA Pool G2 4947	5.000	2/20/2041	310,154
953,331	GNMA Pool G2 BN2662	3.000	10/20/2049	1,000,530
664,701	GNMA Pool G2 MA3376	3.500	1/20/2046	709,757
463,532	GNMA Pool G2 MA3596	3.000	4/20/2046	490,852
1,181,963	GNMA Pool G2 MA3663	3.500	5/20/2046	1,261,724
435,560	GNMA Pool G2 MA3736	3.500	6/20/2046	469,398
715,650	GNMA Pool G2 MA4004	3.500	10/20/2046	765,415
494,334	GNMA Pool G2 MA4509	3.000	6/20/2047	520,691
668,254	GNMA Pool G2 MA4652	3.500	8/20/2047	713,140
858,075	GNMA Pool G2 MA4719	3.500	9/20/2047	916,011
876,023	GNMA Pool G2 MA4778	3.500	10/20/2047	934,936
696,176	GNMA Pool G2 MA4901	4.000	12/20/2047	746,705
632,000	GNMA Pool G2 MA4963	4.000	1/20/2048	677,286
717,128	GNMA Pool G2 MA6092	4.500	8/20/2049	768,042
825,102	GNMA Pool G2 MA6156	4.500	9/20/2049	884,406
769,879	GNMA Pool G2 MA6221	4.500	10/20/2049	825,044
1,329,806	GNMA Pool G2 MA6338	3.000	12/20/2049	1,392,549
1,342,242	GNMA Pool G2 MA6476	4.000	2/20/2050	1,424,858
959,643	GNMA Pool G2 MA6477	4.500	2/20/2050	1,027,105
1,338,574	GNMA Pool G2 MA6478	5.000	2/20/2050	1,454,786
1,464,691	GNMA Pool G2 MA6544	4.500	3/20/2050	1,567,592
1,068,674	GNMA Pool G2 MA6545	5.000	3/20/2050	1,162,298
993,243	GNMA Pool G2 MA6600	3.500	4/20/2050	1,051,148
930,310	GNMA Pool G2 MA6601	4.000	4/20/2050	989,271
969,908	GNMA Pool G2 MA6603	5.000	4/20/2050	1,058,974
1,065,000	GNMA Pool G2 MA6865	2.500	9/20/2050	1,119,914
32,030	GNMA Pool GN 723248	5.000	10/15/2039	36,481
455,241	GNMA Pool GN 783060	4.000	8/15/2040	495,403
181,213	GNMA Pool GN 783403	3.500	9/15/2041	192,492

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $24,799,541)			25,211,566

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Fixed Income Fund

As of September 30, 2020 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	GOVERNMENT NOTES & BONDS - 51.1%
$ 4,280,000	United States Treasury Note	3.125	5/15/2021	$4,360,521
7,290,000	United States Treasury Note	2.125	6/30/2022	7,544,296
1,520,000	United States Treasury Note	0.250	6/15/2023	1,524,275
8,595,000	United States Treasury Note	2.250	11/15/2024	9,311,474
13,520,000	United States Treasury Note	2.000	8/15/2025	14,654,941
8,260,000	United States Treasury Note	1.625	2/15/2026	8,838,200
3,865,000	United States Treasury Note	1.500	2/15/2030	4,172,388
4,540,000	United States Treasury Note	4.500	2/15/2036	6,877,213
715,000	United States Treasury Note	3.000	2/15/2049	980,136

	TOTAL GOVERNMENT NOTES & BONDS (Cost $54,933,826)			58,263,444

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $79,733,367)			83,475,010

	TOTAL BONDS AND NOTES (Cost $105,223,458)			111,149,346

Shares

	MONEY MARKET FUND - 2.2%
2,496,123	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (A) (Cost $2,496,123)			2,496,123

	TOTAL INVESTMENTS - 99.7% (Cost $107,719,581)			$113,645,469

	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.3%			293,242

	NET ASSETS - 100.0%			$113,938,711

GNMA - Government National Mortgage Association.

LLC - Limited Liability Company.

LP - Limited Partnership.

(A) Variable rate security; the rate shown represents the yield at September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | High Yield Bond Fund

As of September 30, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 93.9%
$ 500,000	Adient Global Holdings Ltd. (A)	4.875	8/15/2026	$477,187
1,000,000	Adient US LLC (A)	7.000	5/15/2026	1,072,620
1,055,000	Alliance Data Systems Corp. (A)	4.750	12/15/2024	990,830
1,000,000	Alliance Data Systems Corp. (A)	7.000	1/15/2026	996,975
1,000,000	Alliance Resource Operating Partners LP (A)	7.500	5/1/2025	715,000
1,000,000	Ashtead Capital, Inc. (A)	4.125	8/15/2025	1,028,827
1,000,000	Ashton Woods Finance Co. (A)	6.750	8/1/2025	1,018,645
293,000	Ashton Woods Finance Co. (A)	9.875	4/1/2027	323,343
500,000	Ashton Woods Finance Co. (A)	6.625	1/15/2028	503,750
250,000	Bausch Health Cos, Inc. (A)	5.000	1/30/2028	243,125
1,000,000	Beazer Homes USA, Inc.	5.875	10/15/2027	1,014,375
500,000	BWX Technologies, Inc. (A)	5.375	7/15/2026	521,155
500,000	BWX Technologies, Inc. (A)	4.125	6/30/2028	512,812
500,000	Cascades, Inc. (A)	5.125	1/15/2026	524,062
1,988,000	Chemours Co.	6.625	5/15/2023	2,016,826
500,000	Chemours Co.	7.000	5/15/2025	506,750
1,000,000	Cheniere Energy, Inc. (A)	4.625	10/15/2028	1,028,125
580,000	Clarios Global LP (A)	6.250	5/15/2026	609,246
1,080,000	Clarios Global LP (A)	8.500	5/15/2027	1,116,882
1,000,000	CommScope, Inc. (A)	8.250	3/1/2027	1,041,255
750,000	CommScope, Inc. (A)	7.125	7/1/2028	771,615
1,000,000	Compass Minerals International, Inc. (A)	6.750	12/1/2027	1,081,690
250,000	Crestwood Midstream Finance Corp.	5.750	4/1/2025	228,125
1,000,000	Crestwood Midstream Finance Corp. (A)	5.625	5/1/2027	895,770
500,000	DCP Midstream, LLC, 3 mo. LIBOR + 3.85% (A) (B)	5.850	5/21/2043	367,147
500,000	Diamond Sports Finance Co. (A)	5.375	8/15/2026	354,957
1,000,000	Diversified Healthcare Trust	9.750	6/15/2025	1,113,640
500,000	DPL, Inc. (A)	4.125	7/1/2025	523,850
500,000	Freedom Mortgage Corp. (A)	10.750	4/1/2024	533,282
115,000	Freedom Mortgage Corp. (A)	8.125	11/15/2024	115,132
1,000,000	Freedom Mortgage Corp. (A)	8.250	4/15/2025	1,022,800
500,000	Genesis Energy LP	7.750	2/1/2028	434,895
294,000	Geo Group, Inc.	5.875	1/15/2022	285,678
1,750,000	Geo Group, Inc.	5.125	4/1/2023	1,427,344
250,000	GFL Environmental, Inc. (A)	3.750	8/1/2025	251,850
60,000	GFL Environmental, Inc. (A)	7.000	6/1/2026	63,364
400,000	GFL Environmental, Inc. (A)	8.500	5/1/2027	434,750
1,000,000	Global Partners LP	7.000	8/1/2027	1,022,065
500,000	Graham Packaging Co., Inc. (A)	7.125	8/15/2028	521,562
500,000	Gray Television, Inc. (A)	7.000	5/15/2027	542,694
1,500,000	Howard Hughes Corp. (A)	5.375	8/1/2028	1,502,985
250,000	Icahn Enterprises Finance Corp.	4.750	9/15/2024	253,516
1,000,000	Icahn Enterprises Finance Corp.	6.250	5/15/2026	1,044,840
1,500,000	iStar, Inc.	5.500	2/15/2026	1,409,550
500,000	Itron, Inc. (A)	5.000	1/15/2026	514,062
250,000	Jefferies Finance LLC (A)	6.250	6/3/2026	255,000
500,000	Ken Garff Automotive LLC (A)	4.875	9/15/2028	493,125
1,500,000	Koppers, Inc. (A)	6.000	2/15/2025	1,524,375
750,000	Ladder Capital Finance Corp. (A)	4.250	2/1/2027	650,625
750,000	LifePoint Health, Inc. (A)	4.375	2/15/2027	752,813
500,000	Magnolia Oil Gas (A)	6.000	8/1/2026	495,000
1,000,000	MGIC Investment Corp.	5.250	8/15/2028	1,033,300
250,000	Michaels Stores, Inc. (A)	4.750	10/1/2027	248,281
1,000,000	Midwest Connector Capital Co. LLC (A)	4.625	4/1/2029	1,012,055
1,000,000	Millicom International Cellular SA (A)	5.125	1/15/2028	1,040,215
1,000,000	MTS Systems Corp. (A)	5.750	8/15/2027	987,825
1,000,000	Nationstar Mortgage Holdings, Inc. (A)	9.125	7/15/2026	1,074,065
500,000	Nationstar Mortgage Holdings, Inc. (A)	6.000	1/15/2027	510,540
250,000	Nationstar Mortgage Holdings, Inc. (A)	5.500	8/15/2028	250,156

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | High Yield Bond Fund

As of September 30, 2020 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	CORPORATE BONDS - 93.9% (Cont.)
$ 500,000	Navient Corp.	7.250	9/25/2023	$517,188
1,000,000	Navient Corp.	5.000	3/15/2027	940,410
1,500,000	Newmark Group, Inc.	6.125	11/15/2023	1,563,636
1,500,000	NGL Energy Partners LP	6.125	3/1/2025	897,968
1,000,000	NuStar Logistics LP	5.625	4/28/2027	990,000
1,000,000	Olin Corp.	5.625	8/1/2029	983,745
1,000,000	Parsley Finance Corp. (A)	4.125	2/15/2028	942,400
500,000	PBF Holding Co. LLC (A)	9.250	5/15/2025	513,223
1,500,000	PBF Holding Co. LLC (A)	6.000	2/15/2028	1,009,388
1,000,000	PetSmart, Inc. (A)	7.125	3/15/2023	1,010,000
1,500,000	Plastipak Holdings, Inc. (A)	6.250	10/15/2025	1,502,813
500,000	Qualitytech LP (A)	4.750	11/15/2025	520,423
1,000,000	Reynolds Group Issuer, Inc. (A)	5.125	7/15/2023	1,013,000
1,500,000	SeaWorld Parks & Entertainment, Inc. (A)	9.500	8/1/2025	1,562,190
1,250,000	Service Properties Trust	7.500	9/15/2025	1,330,215
750,000	Signature Aviation US Holdings, Inc. (A)	5.375	5/1/2026	759,679
1,000,000	Signature Aviation US Holdings, Inc. (A)	4.000	3/1/2028	931,690
500,000	Spirit AeroSystems, Inc.	5.500	1/15/2025	503,125
1,000,000	Standard Industries, Inc. (A)	5.000	2/15/2027	1,042,905
1,000,000	STL Holding Co. LLC (A)	7.500	2/15/2026	1,006,250
1,000,000	Suburban Propane Partners LP	5.875	3/1/2027	1,030,625
1,250,000	Targa Resources Partners LP (A)	5.500	3/1/2030	1,252,488
500,000	TEGNA, Inc. (A)	4.750	3/15/2026	510,938
390,000	Tenet Healthcare Corp. (A)	4.625	9/1/2024	393,533
1,000,000	Tenet Healthcare Corp. (A)	6.250	2/1/2027	1,033,605
500,000	Trinity Industries, Inc.	4.550	10/1/2024	509,397
1,000,000	TTM Technologies, Inc. (A)	5.625	10/1/2025	1,023,645
750,000	Vistra Operations Co. LLC (A)	5.625	2/15/2027	792,495
1,185,000	Vizient, Inc. (A)	6.250	5/15/2027	1,245,506
1,500,000	Waste Pro USA, Inc. (A)	5.500	2/15/2026	1,522,343
500,000	Weekley Finance Corp. (A)	4.875	9/15/2028	506,250
1,750,000	Welbilt, Inc.	9.500	2/15/2024	1,797,031

	TOTAL CORPORATE BONDS (Cost $74,847,780)			74,464,432

	CONVERTIBLE BONDS - 3.2%

	OIL & GAS PRODUCERS - 2.6%
2,779,000	Cheniere Energy, Inc.	4.250	3/15/2045	2,015,508

	SPECIALTY FINANCE - 0.6%
500,000	Arbor Realty Trust, Inc. (A)	4.750	11/1/2022	477,487

	TOTAL CONVERTIBLE BONDS (Cost $2,349,371)			2,492,995

Shares

	PREFERRED STOCK - 0.6%

	INDUSTRIAL SUPPORT SERVICES - 0.6%
17,500	WESCO International, Inc. (Cost $463,059)			490,000

	MONEY MARKET FUND - 1.9%
1,489,927	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (C) (Cost $1,489,927)			1,489,927

	TOTAL INVESTMENTS - 99.6% (Cost $79,150,137)			$78,937,354

	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.4%			353,255

	NET ASSETS - 100.0%			$79,290,609

LIBOR - London Interbank Offered Rate. The 3 month U.S. LIBOR rate as of September 30, 2020 is 0.23% .

LLC - Limited Liability Company.

LP - Limited Partnership.

(A) 144A Security - Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities had a fair value of $52,087,675 and represent 65.7% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(B) Variable rate security; the interest rate shown reflects the effective rate at September 30, 2020.

(C) Variable rate security; the rate shown represents the yield at September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Israel Common Values Fund

As of September 30, 2020

Shares		Fair Value

	COMMON STOCK - 98.2%
	AEROSPACE & DEFENSE - 3.6%
18,601	Elbit Systems Ltd.	$2,237,700
22,670	Ituran Location and Control Ltd.	315,566

		2,553,266

	APPAREL & TEXTILE PRODUCTS - 2.6%
24,063	Delta Galil Industries Ltd.	388,492
21,392	Fox Wizel Ltd.	1,414,750

		1,803,242

	AUTOMOTIVE - 0.2%
1,661	Electreon Wireless Ltd. *	125,778

	BANKING - 13.5%
96,500	Bank Hapoalim BM (ADR)	2,572,690
539,000	Bank Leumi Le-Israel BM	2,376,435
58,300	First International Bank Of Israel Ltd.	1,211,579
532,000	Israel Discount Bank Ltd.	1,437,207
105,000	Mizrahi Tefahot Bank Ltd.	1,864,661

		9,462,572

	BIOTECHNOLOGY - 1.9%
31,000	Compugen Ltd. *	503,750
450,000	Enlight Renewable Energy Ltd. *	804,403

		1,308,153

	CHEMICALS - 2.9%
277,902	ICL Group Ltd.	969,878
8,295	International Flavors & Fragrances, Inc.	1,025,858

		1,995,736

	CONSTRUCTION MATERIALS - 1.0%
178,000	Inrom Construction Industries Ltd.	720,785

	ELECTRIC UTILITIES - 1.6%
19,400	Ormat Technologies, Inc.	1,146,755

	FOOD - 2.3%
900	Mehadrin Ltd. *	38,475
54,500	Strauss Group Ltd.	1,567,614

		1,606,089

	HEALTH CARE FACILITIES & SERVICES - 4.3%
14,769	Danel Adir Yeoshua Ltd.	1,714,263
1,575,013	Novolog Ltd.	1,311,935

		3,026,198

	HOME & OFFICE PRODUCTS - 2.6%
116,585	Maytronics Ltd.	1,797,024

	INSTITUTIONAL FINANCIAL SERVICES - 2.7%
415,685	Tel Aviv Stock Exchange Ltd.	1,864,342

	INSURANCE - 3.9%
184,000	Harel Insurance Investments & Financial Services Ltd. *	1,153,934
1,230,000	Migdal Insurance & Financial Holding Ltd. *	800,868
167,400	Phoenix Holdings Ltd. *	777,706

		2,732,508

	MEDICAL EQUIPMENT & DEVICES - 0.7%
4,700	Novocure Ltd. *	523,157

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Israel Common Values Fund

As of September 30, 2020 (Continued)

Shares		Fair Value

	OIL & GAS PRODUCERS - 3.3%
62,968	Energean Oil & Gas PLC *	$477,034
5,600	Israel Corp. Ltd. *	600,392
1,995,000	Oil Refineries Ltd.	356,969
7,000	Paz Oil Co. Ltd.	551,355
1,012,500	Ratio Oil Exploration 1992 LP *	287,146

		2,272,896

	REAL ESTATE OWNERS & DEVELOPERS - 10.5%
105,000	Alony Hetz Properties & Investments Ltd.	1,034,558
176,000	Amot Investments Ltd.	806,853
31,000	Azrieli Group Ltd.	1,386,720
1,600	Bayside Land Corp.	926,235
45,000	Elco Ltd.	1,699,851
12,580	Melisron Ltd.	406,408
593,430	Mivne Real Estate KD Ltd.	1,107,812

		7,368,437

	RENEWABLE ENERGY - 2.4%
216,360	Energix-Renewable Energies Ltd. *	863,466
3,300	SolarEdge Technologies, Inc. *	786,555

		1,650,021

	RETAIL - CONSUMER STAPLES - 5.8%
23,700	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	1,634,602
210,000	Shufersal Ltd.	1,645,470
27,315	Victory Supermarket Chain Ltd.	741,913

		4,021,985

	SEMICONDUCTORS - 5.8%
5,000	CEVA, Inc. *	196,850
47,000	Nova Measuring Instruments Ltd. *	2,450,580
1	Tower Semiconductor Ltd. *	12
78,923	Tower Semiconductor Ltd. *	1,437,977

		4,085,419

	SOFTWARE - 19.3%
20,200	CyberArk Software Ltd. *	2,089,084
33,435	Hilan Ltd.	1,463,386
24,300	Nice Ltd. (ADR) *	5,516,829
6,000	One Software Technologies Ltd.	476,800
45,300	Sapiens International Corp. NV	1,385,274
12,500	Varonis Systems, Inc. *	1,442,750
22,500	Verint Systems, Inc. *	1,084,050

		13,458,173

	TECHNOLOGY HARDWARE - 1.3%
17,800	AudioCodes Ltd.	559,988
4,900	Kornit Digital Ltd. *	317,863

		877,851

	TECHNOLOGY SERVICES - 3.4%
78,783	Magic Software Enterprises Ltd.	1,034,421
56,210	Matrix IT Ltd.	1,324,599

		2,359,020

	WHOLESALE - DISCRETIONARY - 2.6%
27,300	Tadiran Holdings Ltd.	1,787,115

	TOTAL COMMON STOCK (Cost $50,038,459)	68,546,522

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Israel Common Values Fund

As of September 30, 2020 (Continued)

Shares		Fair Value

	REITs - 1.2%
219,000	Reit 1 Ltd. * (Cost $1,064,985)	$806,131

	MONEY MARKET FUND - 0.4%
297,504	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (A)	297,504

	(Cost $297,504)

	TOTAL INVESTMENTS - 99.8% (Cost $51,400,948)	$69,650,157
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.2%	152,705

	NET ASSETS - 100.0%	$69,802,862

* Non-income producing securities.

ADR - American Depositary Receipt.

LP - Limited Partnership.

PLC - Public Limited Co.

REITs - Real Estate Investment Trusts.

(A) Variable rate security; the rate shown represents the yield at September 30, 2020.

Diversification of Assets

Country	% of Net Assets
Israel	90.9%
United States	7.0%
Jersey	0.7%
United Kingdom	0.7%
Iceland	0.1%

Total	99.4%
Money Market Fund	0.4%
Other Assets Less Liabilities - Net	0.2%

Grand Total	100.0%

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund

As of September 30, 2020

Shares		Fair Value

	COMMON STOCK & WARRANTS - 18.4%
	CHEMICALS - 2.0%
4,396	CF Industries Holdings, Inc.	$135,001
7,711	Corteva, Inc.	222,154
1,284	FMC Corp.	135,989
2,979	Mosaic Co.	54,426
3,255	Nutrien Ltd	127,694
1,463	Sasol Ltd. (ADR) *	11,119
1,807	Sociedad Quimica Y Minera de Chile, SA (ADR)	58,583

		744,966

	COMMERCIAL SUPPORT SERVICES - 0.1%
1,043	Harsco Corp. *	14,508

	DIVERSIFIED INDUSTRIALS - 0.1%
515	Pentair PLC	23,572

	FOOD - 0.8%
5,133	BRF SA (ADR) *	16,836
545	Cal-Maine Foods, Inc. *	20,912
948	Darling Ingredients, Inc. *	34,157
743	Fresh Del Monte Produce, Inc.	17,030
815	Ingredion, Inc.	61,679
1,100	Maple Leaf Foods, Inc.	22,358
800	Maruha Nichiro Corp.	18,285
200	Megmilk Snow Brand Co. Ltd.	4,831
600	Morinaga Milk Industry Co. Ltd.	31,498
4,700	Nippon Suisan Kaisha Ltd.	19,908
1,279	Pilgrim’s Pride Corp. *	19,140
255	Sanderson Farms, Inc.	30,082

		296,716

	FORESTRY, PAPER & WOOD PRODUCTS - 0.0% **
900	Sumitomo Forestry Co. Ltd.	14,242

	GAS & WATER UTILITIES - 0.5%
7	American States Water Co.	525
179	American Water Works Co., Inc.	25,934
437	California Water Service Group	18,988
5,672	Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	47,078
188	Essential Utilities, Inc.	7,567
1,154	Severn Trent PLC	36,387
1,944	United Utilities Group PLC	21,508
1,055	Veolia Environnement SA	22,788

		180,775

	HEALTH CARE FACILITIES & SERVICES - 0.3%
48,754	Brookdale Senior Living, Inc. *	123,835

	MACHINERY - 1.7%
1,442	AGCO Corp.	107,097
4,046	CNH Industrial NV *	31,640
1,268	Deere & Co.	281,027
1,351	Evoqua Water Technologies Corp. *	28,668
8,600	Kubota Corp.	153,004
700	Kurita Water Industries Ltd.	22,951

		624,387

	METALS & MINING - 4.5%
139	Agnico Eagle Mines Ltd.	11,066
3,064	Anglo American PLC	74,303
1,391	Antofagasta PLC	18,406
1,745	BHP Group Ltd. (ADR)	90,234
234	BHP Group PLC (ADR)	9,982
2,352	Cameco Corp.	23,755
3,247	Cia De Minas Buenaventura (ADR)	39,678
6,119	Cleveland-Cliffs, Inc.	39,284
817	Compass Minerals International, Inc.	48,489
145	Eramet *	3,673
137	First Majestic Silver Corp. *	1,304
3,300	First Quantum Minerals Ltd.	29,325
7,106	Freeport-McMoRan, Inc	111,138

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund

As of September 30, 2020 (Continued)

Shares		Fair Value

	METALS & MINING - 4.5% (Continued)
34,714	Glencore PLC *	$72,236
5,729	IAMGOLD Corp. *	21,942
1,412	KAZ Minerals PLC	9,565
6,656	Kinross Gold Corp. *	58,706
1,002	Kirkland Lake Gold Ltd.	48,759
4,347	Livent Corp. *	38,993
1,800	Lundin Mining Corp.	10,012
3,539	MMC Norilsk Nickel PJSC (ADR)	85,467
1,109	Newmont Corp.	70,366
525	Pan American Silver Corp.	16,879
3,600	Pretium Resources, Inc. *	46,224
2,900	Rio Tinto PLC (ADR)	175,131
213	Royal Gold, Inc.	25,596
1,615	Southern Copper Corp.	73,111
835	SSR Mining, Inc. *	15,589
2,900	Sumitomo Metal Mining Co. Ltd.	89,174
12,243	Teck Resources Ltd.	169,931
10,961	Vale SA (ADR)	115,967
1,249	Vedanta Ltd. (ADR)	9,230

		1,653,515

	OIL & GAS PRODUCERS - 4.9%
2,495	Apache Corp.	23,628
21,100	ARC Resources Ltd	93,988
3,554	Cabot Oil & Gas Corp.	61,697
4,856	Canadian Natural Resources Ltd.	77,745
7,566	Cenovus Energy, Inc.	29,397
1,242	Cimarex Energy Co.	30,218
4,818	CNX Resources Corp. *	45,482
1,432	Concho Resources, Inc.	63,180
5,124	ConocoPhillips	168,272
2,893	Continental Resources, Inc.	35,526
23,100	Crescent Point Energy Corp.	27,843
918	Devon Energy Corp.	8,684
1,466	Diamondback Energy, Inc.	44,156
1,026	Ecopetrol SA (ADR)	10,096
819	Eni SpA (ADR)	12,727
3,693	EOG Resources, Inc.	132,726
127	EQT Corp.	1,642
8,014	Equinor ASA (ADR)	112,677
463	Hess Corp.	18,951
3,600	Husky Energy, Inc.	8,301
20,700	Inpex Corp.	110,532
2,222	Lukoil PJSC (ADR)	128,609
19,448	Marathon Oil Corp.	79,542
2,235	Murphy Oil Corp.	19,936
21	Noble Energy, Inc.	180
306	Novatek OJSC (GDR)	41,922
197	Occidental Petroleum Corp.	1,972
24	Occidental Petroleum Corp. - Warrants @ $3.00, Due 8/3/27	72
6,734	Ovintiv, Inc.	54,949
2,800	Parex Resources, Inc. *	29,410
779	Parsley Energy, Inc.	7,291
2,996	PDC Energy, Inc. *	37,135
3,018	Petroleo Brasileiro SA (ADR)	21,488
1,276	Pioneer Natural Resources Co.	109,723
3,059	PrairieSky Royalty Ltd.	19,031
8,242	Rosneft Oil Company (GDR)	40,526
5,800	Suncor Energy, Inc.	70,603
3,831	Surgutneftegas PJSC (ADR)	16,925
1,500	Tourmaline Oil Corp.	18,271
4,166	WPX Energy, Inc. *	20,413
504	YPF SA (ADR) *	1,799

		1,837,265

	OIL & GAS SERVICES & EQUIPMENT - 0.9%
3,554	Baker Hughes, Inc.	47,233
463	Dril-Quip, Inc. *	11,464
6,325	Halliburton Co.	76,216
4,008	Helmerich & Payne, Inc.	58,717

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund

As of September 30, 2020 (Continued)

Shares		Fair Value

	OIL & GAS SERVICES & EQUIPMENT - 0.9% (Continued)
409	National Oilwell Varco, Inc.	$3,706
7,153	Schlumberger Ltd.	111,301
733	TechnipFMC PLC (France)	4,697
1,311	TechnipFMC PLC	8,272

		321,606

	RENEWABLE ENERGY - 1.0%
2,772	Ballard Power Systems, Inc. *	41,857
1,074	Canadian Solar, Inc. *	37,697
1,132	Enphase Energy, Inc. *	93,492
709	First Solar, Inc. *	46,936
1,300	GS Yuasa Corp.	22,272
778	Renewable Energy Group, Inc. *	41,561
260	SolarEdge Technologies, Inc. *	61,971
259	Varta AG *	36,385

		382,171

	STEEL - 1.1%
365	Allegheny Technologies, Inc. *	3,183
3,413	ArcelorMittal (ADR) *	45,222
2,371	Commercial Metals Co.	47,373
18,349	Gerdau SA (ADR)	67,891
2,300	Hitachi Metals Ltd.	35,199
3,100	Kobe Steel Ltd. *	11,721
5,900	Nippon Steel & Sumitomo Metal Corp. *	55,321
3,204	Steel Dynamics, Inc.	91,731
942	Tenaris SA (ADR)	9,279
841	Ternium SA (ADR) *	15,836
4,228	United States Steel Corp.	31,034

		413,790

	TELECOMMUNICATIONS - 0.3%
7,020	Switch, Inc.	109,582

	WHOLESALE - CONSUMER STAPLES - 0.2%
1,933	Bunge Ltd.	88,338

	TOTAL COMMON STOCK & WARRANTS (Cost $7,650,144)	6,829,268

	REITs - 16.7%
1,880	Alexandria Real Estate Equities, Inc.	300,800
630	American Tower Corp.	152,290
2,025	Americold Realty Trust	72,394
1,496	AvalonBay Communities, Inc.	223,413
1,078	Boston Properties, Inc.	86,563
1,668	Camden Property Trust	148,419
2,583	Cousins Properties, Inc.	73,848
6,192	Duke Realty Corp.	228,485
807	Equinix, Inc.	613,425
3,033	Equity Lifestyle Properties, Inc.	185,923
3,244	Equity Residential	166,515
1,057	Essex Property Trust, Inc.	212,235
429	Federal Realty Investment Trust	31,506
4,153	Four Corners Property Trust, Inc.	106,275
8,044	Healthpeak Properties, Inc.	218,395
4,155	Hudson Pacific Properties, Inc.	91,119
9,550	Invitation Homes, Inc.	267,304
2,892	Kilroy Realty Corp.	150,268
1,622	Life Storage, Inc.	170,748
2,220	Mid-America Apartment Communities, Inc.	257,409
998	PotlatchDeltic Corp.	42,016
7,320	Prologis, Inc.	736,538
475	PS Business Parks, Inc.	58,135
664	Public Storage	147,886
2,622	QTS Realty Trust, Inc.	165,238
690	Rayonier, Inc.	18,244
2,270	Realty Income Corp.	137,902
1,120	Regency Centers Corp.	42,582
845	Ryman Hospitality Properties, Inc.	31,096
4,266	Sabra Health Care REIT, Inc.	58,807

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Defensive Strategies Fund

As of September 30, 2020 (Continued)

Shares				Fair Value

	REITs - 16.7% (Continued)
510	SBA Communications Corp.			$162,425
1,193	Simon Property Group, Inc.			77,163
1,800	Sun Communities, Inc.			253,098
1,800	Terreno Realty Corp.			98,568
6,431	UDR, Inc.			209,715
2,940	Welltower, Inc.			161,965
1,726	Weyerhaeuser Co.			49,225

	TOTAL REITS (Cost $6,245,384)			6,207,937

Principal		Coupon Rate %	Maturity
	TREASURY INFLATION PROTECTED SECURITIES (TIPS) - 28.2%
$ 929,237	TIPS	0.125	4/15/2021	933,316
1,166,613	TIPS	0.125	4/15/2022	1,187,486
1,082,689	TIPS	0.625	1/15/2024	1,150,988
1,182,122	TIPS	2.375	1/15/2025	1,373,193
842,009	TIPS	2.000	1/15/2026	992,416
584,589	TIPS	2.375	1/15/2027	721,312
847,194	TIPS	1.750	1/15/2028	1,032,829
736,154	TIPS	2.500	1/15/2029	962,649
461,759	TIPS	0.875	1/15/2029	538,474
1,041,181	TIPS	2.125	2/15/2041	1,621,965

	TOTAL TREASURY INFLATION PROTECTED SECURITIES (TIPS) (Cost $9,647,834)			10,514,628

Ounces
	ALTERNATIVE INVESTMENTS - 31.1%
6,143	Gold Bars * (Cost $7,240,876)			11,588,429

Shares	MONEY MARKET FUND - 5.6%
2,098,014	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (A)			2,098,014

	(Cost $2,098,014)

	TOTAL INVESTMENTS - 100.0% (Cost $32,882,252)			$37,238,276
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - 0.0% **			15,137

	NET ASSETS - 100.0%			$37,253,413

* Non-income producing securities/investments.

** Less than 0.05%.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

LP - Limited Partnership.

PLC - Public Limited Co.

REITs - Real Estate Investment Trusts.

(A) Variable rate security; the rate shown represents the yield at September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Strategic Growth Fund

As of September 30, 2020

Shares		Fair Value

	EXCHANGE TRADED FUNDS (A) - 57.8%
160,533	Timothy Plan High Dividend Stock ETF	$3,679,400
337,861	Timothy Plan International ETF	8,078,257
224,169	Timothy Plan US Large/Mid Cap Core ETF	6,011,047
116,531	Timothy Plan US Small Cap Core ETF	2,477,367

	TOTAL EXCHANGE TRADED FUNDS (Cost $20,385,513)	20,246,071

	MUTUAL FUNDS - 39.3% (B)
207,341	Timothy Plan Defensive Strategies Fund	2,442,481
640,446	Timothy Plan Fixed Income Fund	6,916,817
206,996	Timothy Plan High Yield Bond Fund	1,916,780
248,187	Timothy Plan International Fund	2,462,011

	TOTAL MUTUAL FUNDS (Cost $13,039,558)	13,738,089

	MONEY MARKET FUND - 3.0%
1,055,416	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (C)	1,055,416

	(Cost $1,055,416)

	TOTAL INVESTMENTS - 100.1% (Cost $34,480,487)	$35,039,576
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.1) %	(36,018)

	NET ASSETS - 100.0%	$35,003,558

ETF - Exchange Traded Fund.

(A) Affiliated Funds.

(B) Affiliated Funds - Class A.

(C) Variable rate security; the rate shown represents the yield at September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Conservative Growth Fund

As of September 30, 2020

Shares		Fair Value

	EXCHANGE TRADED FUNDS (A) - 40.9%
152,662	Timothy Plan High Dividend Stock ETF	$3,498,998
273,044	Timothy Plan International ETF	6,528,482
245,021	Timothy Plan US Large/Mid Cap Core ETF	6,570,189
110,423	Timothy Plan US Small Cap Core ETF	2,347,515

	TOTAL EXCHANGE FUNDS (Cost $18,776,868)	18,945,184

	MUTUAL FUNDS - 55.3% (B)
235,872	Timothy Plan Defensive Strategies Fund	2,778,571
1,679,306	Timothy Plan Fixed Income Fund	18,136,503
274,795	Timothy Plan High Yield Bond Fund	2,544,601
211,779	Timothy Plan International Fund	2,100,853

	TOTAL MUTUAL FUNDS (Cost $24,349,327)	25,560,528

	MONEY MARKET FUND - 3.9%
1,798,257	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (C)	1,798,257

	(Cost $1,798,257)

	TOTAL INVESTMENTS - 100.1% (Cost $44,924,452)	$46,303,969
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.1) %	(45,773)

	NET ASSETS - 100.0%	$46,258,196

ETF - Exchange Traded Fund.

(A) Affiliated Funds.

(B) Affiliated Funds - Class A.

(C) Variable rate security; the rate shown represents the yield at September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Growth & Income Fund

As of September 30, 2020

Par Value		Coupon Rate (%)	Maturity	Fair Value

	BONDS & NOTES - 37.1%

	CORPORATE BONDS - 19.5%
$ 160,000	ABB Finance USA, Inc.	2.875	5/8/2022	$166,391
160,000	American Electric Power	3.200	11/13/2027	176,057
160,000	Aptiv Corp.	4.150	3/15/2024	175,825
160,000	Canadian Pacific RR Co.	2.900	2/1/2025	173,101
160,000	CBOE Holdings, Inc.	3.650	1/12/2027	182,013
160,000	CSX Corp.	3.250	6/1/2027	180,743
80,000	Digital Realty Trust LP	3.700	8/15/2027	89,912
80,000	Dollar General Corp.	4.125	5/1/2028	93,761
120,000	Eaton Corp.	2.750	11/2/2022	125,763
120,000	European Investment Bank	2.375	6/15/2022	124,379
120,000	Healthpeak Properties, Inc.	3.500	7/15/2029	133,649
120,000	Kreditanstalt fuer Wiederaufbau	2.125	6/15/2022	123,887
130,000	LYB International Finance BV	4.000	7/15/2023	140,835
120,000	National Rural Utilities Cooperative Finance Corp.	2.950	2/7/2024	129,005
240,000	NiSource Finance Corp.	3.490	5/15/2027	267,487
160,000	Nutrien Ltd.	4.000	12/15/2026	185,728
160,000	Phillips 66 Partners LP	3.605	2/15/2025	169,932
120,000	Province of Ontario Canada	2.500	4/27/2026	131,603
120,000	Province of Quebec Canada	2.375	1/31/2022	123,267
110,000	Sunoco Logistics Partners LP	4.250	4/1/2024	115,504
190,000	Ventas Capital Corp.	3.250	8/15/2022	197,544
115,000	WEC Energy Group, Inc.	3.550	6/15/2025	128,940

	TOTAL CORPORATE BONDS (Cost $3,095,758)			3,335,326

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 17.6%

	GOVERNMENT MORTGAGE-BACKED SECURITIES - 11.3%
66,733	GNMA Pool G2 BN2662	3.000	10/20/2049	70,016
118,247	GNMA Pool G2 MA3376	3.500	1/20/2046	126,225
96,398	GNMA Pool G2 MA3596	3.000	4/20/2046	102,050
78,798	GNMA Pool G2 MA3663	3.500	5/20/2046	84,090
104,865	GNMA Pool G2 MA3736	3.500	6/20/2046	112,979
35,039	GNMA Pool G2 MA4509	3.000	6/20/2047	36,896
110,935	GNMA Pool G2 MA4652	3.500	8/20/2047	118,352
109,210	GNMA Pool G2 MA4719	3.500	9/20/2047	116,549
98,490	GNMA Pool G2 MA6092	4.500	8/20/2049	105,451
81,188	GNMA Pool G2 MA6156	4.500	9/20/2049	86,998
88,964	GNMA Pool G2 MA6221	4.500	10/20/2049	95,311
115,449	GNMA Pool G2 MA6338	3.000	12/20/2049	120,860
96,531	GNMA Pool G2 MA6476	4.000	2/20/2050	102,443
86,506	GNMA Pool G2 MA6478	5.000	2/20/2050	93,976
113,395	GNMA Pool G2 MA6544	4.500	3/20/2050	121,327
75,325	GNMA Pool G2 MA6545	5.000	3/20/2050	81,889
77,145	GNMA Pool G2 MA6600	3.500	4/20/2050	81,618
77,526	GNMA Pool G2 MA6601	4.000	4/20/2050	82,415
115,810	GNMA Pool G2 MA6603	5.000	4/20/2050	126,390
60,000	GNMA Pool G2 MA6865	2.500	9/20/2050	63,075
5,166	GNMA Pool GN 723248	5.000	10/15/2039	5,882

	TOTAL GOVERNMENT MORTGAGE-BACKED SECURITIES (Cost $1,897,379)			1,934,792

The accompanying notes are an integral part of these financial statements.

Schedule of Investments | Growth & Income Fund

As of September 30, 2020 (Continued)

Par Value		Coupon Rate (%)	Maturity	Fair Value

	GOVERNMENT NOTES, BONDS & AGENCIES - 6.3%
$ 60,000	United States Treasury Note	0.250	6/15/2023	$60,159
300,000	United States Treasury Note	2.000	8/15/2025	325,113
190,000	United States Treasury Note	1.500	2/15/2030	205,081
250,000	United States Treasury Note	4.500	2/15/2036	378,653
85,000	United States Treasury Note	3.000	2/15/2049	116,493

	TOTAL GOVERNMENT NOTES, BONDS & AGENCIES (Cost $1,003,820)			1,085,499

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $2,901,199)			3,020,291

	TOTAL BONDS & NOTES (Cost $5,996,957)			6,355,617

Shares
	EXCHANGE TRADED FUND (A) - 62.0%
463,000	Timothy Plan High Dividend Stock ETF (Cost $11,390,086)			10,611,914

	MONEY MARKET FUND - 1.5%
249,554	Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 0.01% (B)			249,554

	(Cost $249,554)

	TOTAL INVESTMENTS - 100.6% (Cost $17,636,597)			$17,217,085
	OTHER ASSETS IN EXCESS OF LIABILITIES - NET - (0.6) %			(100,360)

	NET ASSETS - 100.0%			$17,116,725

ETF - Exchange Traded Fund.

GNMA - Government National Mortgage Association.

LP - Limited Partnership.

(A) Affiliated Fund.

(B) Variable rate security; the rate shown represents the yield at September 30, 2020.

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities

September 30, 2020

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund
ASSETS:
Investments, at cost	$29,336,932	$71,923,498	$55,572,053	$108,372,297	$118,501,313	$107,719,581
Investments in affiliates, at cost	-	-	18,061,200	14,834,080	46,064,400	-

Investments, at value	$37,200,149	$87,808,358	$79,353,787	$101,307,545	$145,514,003	$113,645,469
Investments in affiliates, at value	-	-	19,306,656	12,330,394	45,755,924	-
Cash	1,946	-	5,253	13,062	-	-
Dividends and interest receivable	11,899	44,240	35,311	87,851	47,666	553,880
Receivable for fund shares sold	39,736	139,063	129,043	88,846	63,579	119,679
Receivable for securities sold	-	125,262	-	1,776,343	867,963	-
Receivable for foreign tax reclaims	-	169,925	-	-	-	-
Prepaid expenses and other assets	19,117	22,799	26,697	30,354	34,300	36,680

Total Assets	37,272,847	88,309,647	98,856,747	115,634,395	192,283,435	114,355,708

LIABILITIES:
Payable for securities purchased	911,455	114,131	-	155,963	-	298,053
Payable for fund shares redeemed	3,544	87,019	268,099	21,347	269,616	10,730
Payable to service providers	3,730	24,520	17,591	61,322	71,537	19,963
Accrued advisory fees	21,848	69,888	63,941	72,085	119,139	38,742
Accrued 12b-1 fees	7,700	11,849	20,591	19,965	36,985	25,521
Accrued expenses and other liabilities	19,737	45,597	25,441	36,497	48,359	23,988

Total Liabilities	968,014	353,004	395,663	367,179	545,636	416,997

Net Assets	$36,304,833	$87,956,643	$98,461,084	$115,267,216	$191,737,799	$113,938,711

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$26,485,530	$76,214,308	$71,955,466	$130,934,614	$163,819,933	$108,900,563
Accumulated earnings/(losses)	9,819,303	11,742,335	26,505,618	(15,667,398)	27,917,866	5,038,148

Net Assets	$36,304,833	$87,956,643	$98,461,084	$115,267,216	$191,737,799	$113,938,711

Class A
Net Assets	$30,316,475	$48,607,868	$70,891,262	$74,130,425	$130,296,031	$91,403,120
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,055,203	4,897,999	7,253,120	5,233,755	7,476,642	8,460,572
Net Asset Value, offering price and redemption price per share	$9.92	$9.92	$9.77	$14.16	$17.43	$10.80

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$10.50	$10.50	$10.34	$14.98	$18.44	$11.31	*

Class C
Net Assets	$2,229,626	$2,122,468	$8,192,246	$5,663,446	$14,101,559	$9,320,137
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	281,050	220,691	1,066,206	599,229	1,067,381	897,991
Net Asset Value, offering price and redemption price per share	$7.93	$9.62	$7.68	$9.45	$13.21	$10.38

Minimum Redemption Price Per Share (NAV * 0.99)	$7.85	$9.52	$7.60	$9.36	$13.08	$10.28

Class I
Net Assets	$3,758,732	$37,226,307	$19,377,576	$35,473,345	$47,340,209	$13,215,454
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	370,885	3,745,717	1,939,218	2,460,806	2,685,893	1,231,934
Net Asset Value, offering price and redemption price per share	$10.13	$9.94	$9.99	$14.42	$17.63	$10.73

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Assets and Liabilities (Continued)

September 30, 2020

	High Yield Bond Fund		Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Growth & Income Fund
ASSETS:
Investments, at cost	$79,150,137		$51,400,948	$25,641,376	$1,055,416	$1,798,257	$6,246,511
Investments in affiliates, at cost	-		-	-	33,425,071	43,126,195	11,390,086

Investments, at value	$78,937,354		$69,650,157	$25,649,847	$1,055,416	$1,798,257	$6,605,171
Investments in affiliates, at value	-		-	-	33,984,160	44,505,712	10,611,914
Gold Investments, at fair value (Cost $7,240,876)	-		-	11,588,429	-	-	-
Foreign Cash
Canadian Dollar (CAD)(Cost $616)	-		-	616	-	-	-
Euro (EUR)(Cost $83)	-		-	83	-	-	-
Great British Pound (GBP)(Cost $(118))	-		-	117	-	-	-
Dividends and interest receivable	1,110,035		6,389	62,814	5	14	37,488
Receivable for fund shares sold	42,750		3,677	3,679	8,696	1,851	285
Receivable for securities sold	-		272,952	-	-	-	-
Receivable for foreign tax reclaims	-		-	2,890	-	-	-
Prepaid expenses and other assets	44,674		36,069	19,529	13,858	33,230	20,148

Total Assets	80,134,813		69,969,244	37,328,004	35,062,135	46,339,064	17,275,006

LIABILITIES:
Payable for securities purchased	750,000		-	-	-	-	119,221
Payable for fund shares redeemed	17,422		32,732	3,007	10,984	23,309	-
Payable to service providers	13,570		19,339	13,346	8,743	11,198	-
Accrued advisory fees	36,321		57,219	17,096	15,339	22,589	6,971
Accrued 12b-1 fees	11,434		14,878	5,548	1,159	2,595	4,145
Accrued expenses and other liabilities	15,457		42,214	35,594	22,352	21,177	27,944

Total Liabilities	844,204		166,382	74,591	58,577	80,868	158,281

Net Assets	$79,290,609		$69,802,862	$37,253,413	$35,003,558	$46,258,196	$17,116,725

NET ASSETS CONSIST OF:
Paid in capital ($0 par value, unlimited shares authorized)	$80,481,893		$56,173,710	$35,088,410	$33,233,115	$43,759,184	$18,093,224
Accumulated earnings/(losses)	(1,191,284)		13,629,152	2,165,003	1,770,443	2,499,012	(976,499)

Net Assets	$79,290,609		$69,802,862	$37,253,413	$35,003,558	$46,258,196	$17,116,725

Class A
Net Assets	$45,939,791		$36,799,701	$29,577,294	$32,260,114	$41,545,971	$13,295,048
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	4,963,413		2,223,131	2,510,590	3,401,828	3,913,872	1,314,941
Net Asset Value, offering price and redemption price per share	$9.26		$16.55	$11.78	$9.48	$10.62	$10.11

Offering Price Per Share (NAV / 0.945) *(NAV / 0.955)	$9.70	*	$17.51	$12.47	$10.03	$11.24	$10.70

Class C
Net Assets	$2,426,646		$9,075,528	$2,464,042	$2,743,444	$4,712,225	$1,719,480
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	258,100		576,928	220,416	328,986	499,661	176,571
Net Asset Value, offering price and redemption price per share	$9.40		$15.73	$11.18	$8.34	$9.43	$9.74

Minimum Redemption Price Per Share (NAV * 0.99)	$9.31		$15.57	$11.07	$8.26	$9.34	$9.64

Class I
Net Assets	$30,924,172		$23,927,633	$5,212,077	$-	$-	$2,102,197
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,340,471		1,434,406	442,769	-	-	206,428
Net Asset Value, offering price and redemption price per share	$9.26		$16.68	$11.77	$-	$-	$10.18

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations

For the Year Ended September 30, 2020

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund
Investment Income:
Interest income	$10,504	$20,840	$30,825	$22,490	$34,511	$2,320,012
Dividend Income	132,805	1,429,776	729,524	2,097,603	2,260,367	-
Dividend income from affiliated investments	-	-	175,066	103,243	783,960	-
Foreign tax withheld	(307)	(317,745)	(7,906)	-	-	-

Total Investment Income	143,002	1,132,871	927,509	2,223,336	3,078,838	2,320,012

Operating Expenses:
Investment advisory fees	235,083	832,213	747,763	1,069,324	1,665,283	631,624
12b-1 Fees:
Class A	56,920	129,078	161,066	207,722	328,668	216,167
Class C	23,655	24,671	78,118	72,062	149,949	90,378
Administration fees	75,870	199,893	208,706	320,683	461,042	259,587
Registration fees	32,034	45,281	42,702	56,147	61,471	43,258
Printing expenses	16,600	42,700	37,511	64,381	87,822	31,910
Audit fees	13,176	13,176	13,542	13,245	13,176	13,176
Non 12b-1 shareholder service fees	11,184	75,588	38,566	68,722	101,986	83,342
Compliance officer fees	4,219	10,879	10,781	17,608	23,957	12,000
Trustees’ fees	3,778	11,009	8,888	14,761	16,880	8,617
Custody fees	3,657	15,659	14,843	26,905	31,874	18,052
Insurance expenses	366	1,609	2,951	4,827	6,542	1,830
Miscellaneous expenses	7,568	5,003	7,911	8,440	5,325	5,957

Total Operating Expenses	484,110	1,406,759	1,373,348	1,944,827	2,953,975	1,415,898
Less: Expenses waived by Advisor	(27,657)	(41,611)	(43,986)	(125,818)	(195,916)	(210,541)

Net Operating Expenses	456,453	1,365,148	1,329,362	1,819,009	2,758,059	1,205,357

Net Investment Income (Loss)	(313,451)	(232,277)	(401,853)	404,327	320,779	1,114,655

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	2,881,501	1,477,203	1,895,228	(3,126,054)	803,689	719,937
and foreign currency transactions	-	195	48	-	-	-
Capital gain dividends from REITs	-	-	-	112,588	1,535	-
Net change in unrealized appreciation (depreciation) on investments	4,488,748	7,128,177	11,185,950	(13,442,687)	6,954,862	3,514,629
affiliated investments	-	-	907,488	(2,503,686)	(1,247,980)	-
and foreign currency translations	-	12	10	-	-	-

Net Realized and Unrealized Gain (Loss) on Investments	7,370,249	8,605,587	13,988,724	(18,959,839)	6,512,106	4,234,566

Net Increase (Decrease) in Net Assets Resulting From Operations	$7,056,798	$8,373,310	$13,586,871	$(18,555,512)	$6,832,885	$5,349,221

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Operations (Continued)

For the Year Ended September 30, 2020

	High Yield Bond Fund	Israel Common Values Fund	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Growth & Income Fund
Investment Income:
Interest income	$4,290,331	$22,113	$175,253	$10,369	$15,696	$181,024
Dividend Income	12,783	1,168,664	379,582	-	-	-
Dividend income from affiliated investments	-	-	-	533,287	679,856	269,160
Foreign tax withheld	-	(280,449)	(18,079)	-	-	(2,039)

Total Investment Income	4,303,114	910,328	536,756	543,656	695,552	448,145

Operating Expenses:
Investment advisory fees	434,001	745,136	228,403	225,496	291,535	156,809
12b-1 fees:
Class A	111,578	102,604	77,092	-	-	33,835
Class C	25,697	94,256	27,634	22,107	38,651	21,196
Administration fees	199,978	201,976	111,154	93,551	113,270	54,135
Non 12b-1 shareholder service fees	51,662	51,039	28,693	2,533	4,608	6,589
Registration fees	39,709	44,503	30,071	27,010	34,266	29,706
Printing expenses	19,476	34,051	18,372	17,281	20,488	14,571
Audit fees	13,542	13,398	13,764	13,542	13,540	13,176
Custody fees	10,827	71,418	44,021	6,245	7,366	6,686
Compliance officer fees	7,582	10,242	5,219	5,072	6,487	3,026
Trustees’ fees	5,490	7,553	3,833	3,974	4,029	2,366
Miscellaneous expenses	3,202	3,611	5,960	3,712	3,493	7,568
Insurance expenses	1,389	2,418	1,478	366	1,478	1,282

Total Operating Expenses	924,133	1,382,205	595,694	420,889	539,211	350,945
Less: Expenses waived by Advisor	(36,167)	-	(19,034)	-	-	(64,584)

Net Operating Expenses	887,966	1,382,205	576,660	420,889	539,211	286,361

Net Investment Income (Loss)	3,415,148	(471,877)	(39,904)	122,767	156,341	161,784

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	233,510	(1,131,240)	(1,948,365)	-	-	147,820
foreign currency transactions	-	(11,607)	(216)	-	-	1
and affiliated investments	-	-	-	1,231,878	1,062,914	(258,996)
Capital gain distributions from affiliated funds	-	-	-	38,287	42,133	-
Capital gain dividends from REITs	-	-	33,316	-	-	-
Net change in unrealized appreciation (depreciation) on investments	(1,331,098)	(3,275,794)	644,355	-	-	176,880
affiliated investments	-	-	-	(652,306)	112,552	(1,050,476)
alternative investments	-	-	2,541,836	-	-	-
and foreign currency translations	-	(331)	298	-	-	31

Net Realized and Unrealized Gain (Loss) on Investments	(1,097,588)	(4,418,972)	1,271,224	617,859	1,217,599	(984,740)

Net Increase (Decrease) in Net Assets Resulting From Operations	$2,317,560	$(4,890,849)	$1,231,320	$740,626	$1,373,940	$(822,956)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets

	Aggressive Growth Fund		International Fund		Large/Mid Cap Growth Fund

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

Operations:
Net investment income (loss)	$(313,451)	$(241,350)	$(232,277)	$995,620	$(401,853)	$(314,776)
Net realized gain (loss) from investments and foreign currency transactions	2,881,501	(657,613)	1,477,398	(3,463,536)	1,895,276	3,640,176
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	4,488,748	(2,362,602)	7,128,189	(3,661,313)	12,093,448	(5,864,309)

Net increase (decrease) in net assets resulting from operations	7,056,798	(3,261,565)	8,373,310	(6,129,229)	13,586,871	(2,538,909)

Distributions to Shareholders:
Return of Capital
Class A	-	(363)	(272)	-	-	-
Class C	-	(40)	-	-	-	-
Class I	-	(21)	(154)	-	-	-
Total distributions paid
Class A	-	(1,499,415)	(414,996)	(708,387)	(2,645,457)	(3,489,484)
Class C	-	(288,448)	-	(6,387)	(411,753)	(615,960)
Class I	-	(73,870)	(304,044)	(385,842)	(662,464)	(360,231)

Total dividends and distributions to shareholders	-	(1,862,157)	(719,466)	(1,100,616)	(3,719,674)	(4,465,675)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	10,263,766	7,677,448	15,515,619	9,719,151	16,068,610	16,861,703
Class C	420,318	598,286	674,959	487,937	1,333,528	1,375,432
Class I	2,930,563	334,672	19,860,676	12,092,068	18,044,926	10,550,381
Reinvestment of dividends and distributions
Class A	-	1,464,627	339,337	589,421	2,530,212	3,336,072
Class C	-	275,499	-	5,743	392,575	572,523
Class I	-	67,868	188,255	245,561	626,060	328,907
Cost of shares redeemed
Class A	(7,336,933)	(8,980,506)	(30,058,546)	(17,850,706)	(19,245,020)	(30,537,990)
Class C	(1,111,752)	(2,135,525)	(1,353,244)	(2,332,459)	(2,236,862)	(4,394,174)
Class I	(1,386,692)	(267,041)	(14,445,090)	(13,001,207)	(15,036,610)	(6,775,094)

Net increase (decrease) in net assets from share transactions of beneficial interest	3,779,270	(964,672)	(9,278,034)	(10,044,491)	2,477,419	(8,682,240)

Total Increase (Decrease) in Net Assets	10,836,068	(6,088,394)	(1,624,190)	(17,274,336)	12,344,616	(15,686,824)

Net Assets:
Beginning of year	25,468,765	31,557,159	89,580,833	106,855,169	86,116,468	101,803,292

End of year	$36,304,833	$25,468,765	$87,956,643	$89,580,833	$98,461,084	$86,116,468

Share Activity:
Shares Sold
Class A	1,144,605	953,759	1,669,718	1,092,071	1,824,223	2,002,309
Class C	61,079	92,555	74,198	56,309	196,651	203,906
Class I	370,655	41,644	2,165,480	1,354,200	2,018,098	1,232,870
Shares Reinvested
Class A	-	213,192	35,127	72,589	282,705	454,506
Class C	-	49,462	-	726	55,448	96,874
Class I	-	9,709	19,488	30,241	68,497	44,031
Shares Redeemed
Class A	(860,806)	(1,192,228)	(3,232,658)	(2,008,393)	(2,231,377)	(3,636,280)
Class C	(163,949)	(328,106)	(153,554)	(264,990)	(328,373)	(646,675)
Class I	(153,601)	(32,820)	(1,574,142)	(1,454,079)	(1,728,840)	(807,955)

Net increase (decrease) in shares of beneficial interest outstanding	397,983	(192,833)	(996,343)	(1,121,326)	157,032	(1,056,414)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Small Cap Value Fund		Large/Mid Cap Value Fund		Fixed Income Fund

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

Operations:
Net investment income	$404,327	$544,000	$320,779	$1,041,919	$1,114,655	$1,351,956
Net realized gain (loss) from investments and foreign currency transactions	(3,126,054)	2,564,882	803,689	23,401,368	719,937	(60,200)
Capital gain dividends from REITs	112,588	118,100	1,535	12,891	-	-
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	(15,946,373)	(10,298,517)	5,706,882	(20,650,465)	3,514,629	5,200,724

Net increase (decrease) in net assets resulting from operations	(18,555,512)	(7,071,535)	6,832,885	3,805,713	5,349,221	6,492,480

Distributions to Shareholders:
Total distributions paid
Class A	(3,484,745)	(12,397,401)	(16,241,793)	(14,065,260)	(1,185,130)	(1,270,649)
Class C	(444,256)	(2,186,667)	(2,284,461)	(2,541,277)	(59,229)	(103,735)
Class I	(1,608,471)	(3,941,007)	(5,910,352)	(3,049,819)	(163,819)	(100,824)

Total dividends and distributions to shareholders	(5,537,472)	(18,525,075)	(24,436,606)	(19,656,356)	(1,408,178)	(1,475,208)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	11,772,086	17,337,139	24,478,552	35,570,961	27,874,703	33,469,517
Class C	1,037,946	1,491,795	2,089,087	2,507,557	3,457,109	3,045,521
Class I	21,243,639	14,472,068	32,183,968	22,824,218	12,132,019	5,617,316
Reinvestment of dividends and distributions
Class A	3,340,385	11,849,967	15,085,002	13,102,756	1,074,093	1,128,758
Class C	428,980	2,115,445	2,150,333	2,373,937	46,467	85,898
Class I	1,504,962	3,695,999	5,493,549	2,724,948	140,391	87,826
Cost of shares redeemed
Class A	(23,672,886)	(27,525,777)	(39,660,804)	(66,666,482)	(26,199,346)	(19,588,969)
Class C	(3,087,087)	(6,267,871)	(4,917,130)	(11,659,902)	(3,029,571)	(4,788,268)
Class I	(18,239,807)	(11,268,023)	(34,084,778)	(11,992,169)	(7,470,668)	(1,082,881)

Net increase (decrease) in net assets from share transactions of beneficial interest	(5,671,782)	5,900,742	2,817,779	(11,214,176)	8,025,197	17,974,718

Total Increase (Decrease) in Net Assets	(29,764,766)	(19,695,868)	(14,785,942)	(27,064,819)	11,966,240	22,991,990

Net Assets:
Beginning of year	145,031,982	164,727,850	206,523,741	233,588,560	101,972,471	78,980,481

End of year	$115,267,216	$145,031,982	$191,737,799	$206,523,741	$113,938,711	$101,972,471

Share Activity:
Shares Sold
Class A	785,701	1,029,152	1,455,831	1,965,482	2,610,965	3,307,246
Class C	104,450	127,840	166,081	174,277	340,891	314,165
Class I	1,406,282	848,925	1,875,536	1,245,993	1,144,700	555,144
Shares Reinvested
Class A	191,647	822,914	859,544	818,924	101,469	111,290
Class C	36,664	214,114	160,592	187,663	4,594	8,847
Class I	85,026	252,804	310,020	168,832	13,307	8,672
Shares Redeemed
Class A	(1,519,667)	(1,639,322)	(2,392,013)	(3,679,480)	(2,465,061)	(1,947,266)
Class C	(308,384)	(543,038)	(381,304)	(807,950)	(298,562)	(494,340)
Class I	(1,150,668)	(660,690)	(1,991,566)	(651,174)	(710,241)	(109,114)

Net increase (decrease) in shares of beneficial interest outstanding	(368,949)	452,699	62,721	(577,433)	742,062	1,754,644

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	High Yield Bond Fund		Israel Common Values Fund		Defensive Strategies Fund

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

Operations:
Net investment income (loss)	$3,415,148	$2,327,917	$(471,877)	$(3,115)	$(39,904)	$214,573
Net realized gain (loss) from investments and foreign currency transactions	233,510	(120,540)	(1,142,847)	1,327,753	(1,948,581)	696,983
Capital gain dividends from REITs	-	-	-	-	33,316	68,360
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(1,331,098)	2,025,674	(3,276,125)	7,771,239	3,186,489	789,691

Net increase (decrease) in net assets resulting from operations	2,317,560	4,233,051	(4,890,849)	9,095,877	1,231,320	1,769,607

Distributions to Shareholders:
Return of Capital
Class A	-	-	(9,977)	-	(3,881)	-
Class C	-	-	(2,414)	-	(365)	-
Class I	-	-	(5,833)	-	(565)	-
Total distributions paid
Class A	(2,035,084)	(1,557,285)	(440,041)	(243,814)	(919,259)	(935,146)
Class C	(91,711)	(91,853)	(31,435)	(60,850)	(75,547)	(93,234)
Class I	(1,241,948)	(640,911)	(306,642)	(66,962)	(130,298)	(78,462)

Total dividends and distributions to shareholders	(3,368,743)	(2,290,049)	(796,342)	(371,626)	(1,129,915)	(1,106,842)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	28,629,454	15,115,879	14,258,338	19,868,088	4,811,338	7,505,953
Class C	623,382	578,549	2,211,779	1,278,811	447,075	405,740
Class I	24,381,412	9,071,441	15,841,843	10,931,321	3,190,306	1,383,319
Reinvestment of dividends and distributions
Class A	1,768,156	1,312,260	406,728	222,531	880,163	890,434
Class C	86,725	84,398	29,270	52,260	70,252	87,912
Class I	947,104	508,873	286,984	63,076	120,968	57,489
Cost of shares redeemed
Class A	(23,219,760)	(19,860,715)	(24,660,411)	(17,312,111)	(10,161,774)	(15,577,577)
Class C	(904,620)	(1,338,739)	(2,091,301)	(1,915,130)	(1,141,669)	(2,865,541)
Class I	(12,770,412)	(3,402,024)	(11,198,744)	(1,949,665)	(1,792,048)	(898,725)

Net increase (decrease) in net assets from share transactions of beneficial interest	19,541,441	2,069,922	(4,915,514)	11,239,181	(3,575,389)	(9,010,996)

Total Increase (Decrease) in Net Assets	18,490,258	4,012,924	(10,602,705)	19,963,432	(3,473,984)	(8,348,231)

Net Assets:
Beginning of year	60,800,351	56,787,427	80,405,567	60,442,135	40,727,397	49,075,628

End of year	$79,290,609	$60,800,351	$69,802,862	$80,405,567	$37,253,413	$40,727,397

Share Activity:
Shares Sold
Class A	3,115,231	1,652,409	864,480	1,223,010	422,649	659,905
Class C	67,258	62,759	135,571	82,872	41,663	37,624
Class I	2,646,886	992,290	922,156	676,199	277,728	121,889
Shares Reinvested
Class A	199,079	143,994	21,973	15,315	77,138	83,845
Class C	9,553	9,155	1,654	3,757	6,451	8,644
Class I	106,165	55,522	15,421	4,317	10,630	5,429
Shares Redeemed
Class A	(2,586,721)	(2,215,554)	(1,417,448)	(1,098,199)	(890,593)	(1,388,078)
Class C	(98,041)	(144,851)	(134,779)	(123,096)	(106,998)	(265,431)
Class I	(1,367,605)	(375,994)	(701,466)	(119,939)	(161,469)	(79,725)

Net increase (decrease) in shares of beneficial interest outstanding	2,091,805	179,730	(292,438)	664,236	(322,801)	(815,898)

The accompanying notes are an integral part of these financial statements.

Timothy Plan Funds

Statements of Changes in Net Assets (Continued)

	Strategic Growth Fund		Conservative Growth Fund		Growth & Income Fund

	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2020	Year Ended September 30, 2019

Operations:
Net investment income	$122,767	$66,106	$156,341	$183,927	$161,784	$108,764
Net realized gain (loss) from investments, affiliated investments and foreign currency transactions	1,231,878	537,455	1,062,914	697,815	(111,175)	(430,082)
Capital gain distributions from affiliated investments	38,287	922,334	42,133	976,773	-	-
Capital gain dividends from REITs	-	-	-	-	-	106
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and foreign currency translations	(652,306)	(1,747,061)	112,552	(1,356,488)	(873,565)	(49,360)

Net increase (decrease) in net assets resulting from operations	740,626	(221,166)	1,373,940	502,027	(822,956)	(370,572)

Distributions to Shareholders:
Return of Capital
Class A	-	-	-	-	(1,185)	(5,772)
Class C	-	-	-	-	(193)	(951)
Class I	-	-	-	-	(242)	(1,266)
Total distributions paid
Class A	(1,199,081)	(100,346)	(1,464,847)	(896,237)	(146,081)	(565,583)
Class C	(137,411)	(22,035)	(221,058)	(216,818)	(8,076)	(56,700)
Class I	-	-	-	-	(32,030)	(70,194)

Total dividends and distributions to shareholders	(1,336,492)	(122,381)	(1,685,905)	(1,113,055)	(187,807)	(700,466)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class A	4,394,265	6,003,858	7,217,924	6,203,911	3,255,251	2,652,484
Class C	425,625	826,373	1,069,767	950,990	225,817	347,351
Class I	-	-	-	-	2,174,045	1,230,114
Reinvestment of dividends and distributions
Class A	1,178,596	97,936	1,391,939	860,318	135,567	544,800
Class C	134,395	21,796	211,609	202,216	8,053	52,310
Class I	-	-	-	-	29,055	66,587
Cost of shares redeemed
Class A	(5,157,240)	(5,635,144)	(7,446,765)	(8,100,727)	(3,965,676)	(15,565,523)
Class C	(941,279)	(3,797,182)	(1,968,448)	(4,669,461)	(771,341)	(1,079,663)
Class I	-	-	-	-	(3,032,452)	(1,012,494)

Net increase (decrease) in net assets from share transactions of beneficial interest	34,362	(2,482,363)	476,026	(4,552,753)	(1,941,681)	(12,764,034)

Total Increase (Decrease) in Net Assets	(561,504)	(2,825,910)	164,061	(5,163,781)	(2,952,444)	(13,835,072)

Net Assets:
Beginning of year	35,565,062	38,390,972	46,094,135	51,257,916	20,069,169	33,904,241

End of year	$35,003,558	$35,565,062	$46,258,196	$46,094,135	17,116,725	$20,069,169

Share Activity:
Shares Sold
Class A	484,704	642,410	698,747	594,953	316,144	258,763
Class C	52,144	98,951	119,741	102,264	23,088	35,230
Class I	-	-	-	-	208,374	118,099
Shares Reinvested
Class A	121,757	11,481	131,563	89,617	14,206	55,559
Class C	15,700	2,857	22,392	23,297	875	5,581
Class I	-	-	-	-	3,022	6,694
Shares Redeemed
Class A	(557,809)	(607,077)	(722,433)	(787,889)	(383,312)	(1,496,576)
Class C	(117,307)	(448,707)	(216,599)	(495,509)	(81,328)	(109,113)
Class I	-	-	-	-	(303,039)	(102,055)

Net increase (decrease) in shares of beneficial interest outstanding	(811)	(300,085)	33,411	(473,267)	(201,970)	(1,227,818)

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$7.87	$9.27	$8.10	$6.82	$7.98

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss (A)	(0.09)	(0.07)	(0.09)	(0.08)	(0.04)

Net realized and unrealized gain (loss) on investments	2.14	(0.81)	1.26	1.36	(0.02	)(B)

Total from investment operations	2.05	(0.88)	1.17	1.28	(0.06)

LESS DISTRIBUTIONS:

From net realized gains on investments	-	(0.52)	-	-	(1.10)

Return of Capital	-	(0.00)*	-	-	-

Total distributions	-	(0.52)	-	-	(1.10)

Net asset value, end of year	$9.92	$7.87	$9.27	$8.10	$6.82

Total return (C)(D)	26.05%	(8.72)%	14.44%	18.77%	(1.03)%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$30,316	$21,802	$25,926	$22,549	$21,209

Ratios to average net assets
Expenses, before waiver and reimbursement	1.71%	1.64%	1.73%	1.69%	1.69%
Expenses, net waiver and reimbursement (E)	1.61%	1.56%	1.63%	1.59%	1.59%
Net investment loss, before waiver and reimbursement	(1.19)%	(0.91)%	(1.16)%	(1.12)%	(0.73)%
Net investment loss, net waiver and reimbursement (E)	(1.09)%	(0.82)%	(1.06)%	(1.02)%	(0.63)%

Portfolio turnover rate	96%	77%	85%	151%	124%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$6.34	$7.64	$6.73	$5.71	$6.90

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss (A)	(0.12)	(0.11)	(0.13)	(0.11)	(0.08)

Net realized and unrealized gain (loss) on investments	1.71	(0.67)	1.04	1.13	(0.01	)(B)

Total from investment operations	1.59	(0.78)	0.91	1.02	(0.09)

LESS DISTRIBUTIONS:

From net realized gains on investments	-	(0.52)	-	-	(1.10)

Return of Capital	-	(0.00)*	-	-	-

Total distributions	-	(0.52)	-	-	(1.10)

Net asset value, end of year	$7.93	$6.34	$7.64	$6.73	$5.71

Total return (C)(D)	25.08%	(9.33)%	13.52%	17.86%	(1.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,230	$2,433	$4,358	$3,584	$3,426
Ratios to average net assets
Expenses, before waiver and reimbursement	2.46%	2.39%	2.48%	2.44%	2.44%
Expenses, net waiver and reimbursement (E)	2.36%	2.31%	2.38%	2.34%	2.34%
Net investment loss, before waiver and reimbursement	(1.92)%	(1.73)%	(1.91)%	(1.88)%	(1.47)%
Net investment loss, net waiver and reimbursement (E)	(1.82)%	(1.64)%	(1.81)%	(1.78)%	(1.37)%
Portfolio turnover rate	96%	77%	85%	151%	124%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee. Total return represents aggregate total return based on Net Asset Value.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Aggressive Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$8.02	$9.41	$8.21	$6.89	$8.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss (A)	(0.08)	(0.05)	(0.07)	(0.06)	(0.03)

Net realized and unrealized gain (loss) on investments	2.19	(0.82)	1.27	1.38	(0.01	)(B)

Total from investment operations	2.11	(0.87)	1.20	1.32	(0.04)

LESS DISTRIBUTIONS:

From net realized gains on investments	-	(0.52)	-	-	(1.10)

Return of Capital	-	(0.00)*	-	-	-

Total distributions	-	(0.52)	-	-	(1.10)

Net asset value, end of year	$10.13	$8.02	$9.41	$8.21	$6.89

Total return (C)	26.31%	(8.48)%	14.62%	19.16%	(0.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$3,759	$1,233	$1,273	$887	$395
Ratios to average net assets
Expenses, before waiver and reimbursement	1.46%	1.39%	1.48%	1.44%	1.44%
Expenses, net waiver and reimbursement (D)	1.36%	1.31%	1.38%	1.34%	1.34%
Net investment loss, before waiver and reimbursement	(1.02)%	(0.67)%	(0.91)%	(0.88)%	(0.48)%
Net investment loss, net waiver and reimbursement (D)	(0.92)%	(0.57)%	(0.81)%	(0.78)%	(0.38)%
Portfolio turnover rate	96%	77%	85%	151%	124%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$9.09	$9.74	$9.86	$8.53	$8.47

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss) (A)	(0.03)	0.09	0.11	0.04	0.00 *

Net realized and unrealized gain (loss) on investments	0.94	(0.64)	(0.02)	1.38	0.15

Total from investment operations	0.91	(0.55)	0.09	1.42	0.15

LESS DISTRIBUTIONS:

From net investment income	(0.08)	(0.10)	(0.21)	(0.09)	(0.09)

Return of Capital	0.00 *	-	-	-	-

Total distributions	(0.08)	(0.10)	(0.21)	(0.09)	(0.09)

Net asset value, end of year	$9.92	$9.09	$9.74	$9.86	$8.53

Total return (B)(C)	10.00%	(5.55)%	0.91%	16.78%	1.85%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$48,608	$58,397	$70,790	$81,153	$70,013

Ratios to average net assets

Expenses, before waiver and reimbursement	1.76%	1.71%	1.71%	1.69%	1.68%

Expenses, net waiver and reimbursement (D)	1.71%	1.67%	1.66%	1.64%	1.63%

Net investment income (loss) before waiver and reimbursement	(0.38)%	0.96%	1.05%	0.35%	(0.03)%

Net investment income (loss), net waiver and reimbursement (D)	(0.33)%	1.01%	1.10%	0.40%	0.02%

Portfolio turnover rate	25%	27%	19%	42%	28%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$8.80	$9.41	$9.55	$8.25	$8.21

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss) (A)	(0.10)	0.01	0.03	(0.03)	(0.06)

Net realized and unrealized gain (loss) on investments	0.92	(0.61)	(0.01)	1.34	0.15

Total from investment operations	0.82	(0.60)	0.02	1.31	0.09

LESS DISTRIBUTIONS:

From net investment income	-	(0.01)	(0.16)	(0.01)	(0.05)

Total distributions	-	(0.01)	(0.16)	(0.01)	(0.05)

Net asset value, end of year	$9.62	$8.80	$9.41	$9.55	$8.25

Total return (B)(C)	9.32%	(6.31)%	0.12%	15.93%	1.09%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$2,122	$2,641	$4,779	$4,620	$4,495

Ratios to average net assets

Expenses, before waiver and reimbursement	2.51%	2.46%	2.46%	2.44%	2.43%

Expenses, net waiver and reimbursement (D)	2.46%	2.42%	2.41%	2.39%	2.38%

Net investment income (loss) before waiver and reimbursement	(1.17)%	0.09%	0.28%	(0.41)%	(0.74)%

Net investment income (loss), net waiver and reimbursement (D)	(1.12)%	0.12%	0.33%	(0.36)%	(0.69)%
Portfolio turnover rate	25%	27%	19%	42%	28%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy International Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$9.10	$9.76	$9.89	$8.55	$8.49

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss) (A)	(0.01)	0.11	0.17	0.07	0.02

Net realized and unrealized gain (loss) on investments	0.96	(0.64)	(0.06)	1.38	0.15	(B)

Total from investment operations	0.95	(0.53)	0.11	1.45	0.17

LESS DISTRIBUTIONS:

From net investment income	(0.11)	(0.13)	(0.24)	(0.11)	(0.11)

Return of Capital	0.00 *	-	-	-	-

Total distributions	(0.11)	(0.13)	(0.24)	(0.11)	(0.11)

Net asset value, end of year	$9.94	$9.10	$9.76	$9.89	$8.55

Total return (C)	10.42%	(5.33)%	1.04%	17.18%	2.08%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$37,226	$28,542	$31,286	$13,083	$2,880

Ratios to average net assets

Expenses, before waiver and reimbursement	1.51%	1.46%	1.45%	1.43%	1.45%

Expenses, net waiver and reimbursement (D)	1.46%	1.42%	1.41%	1.38%	1.39%

Net investment income (loss), before waiver and reimbursement	(0.16)%	1.24%	1.60%	0.74%	0.22%

Net investment income (loss), net waiver and reimbursement (D)	(0.11)%	1.28%	1.65%	0.79%	0.29%

Portfolio turnover rate	25%	27%	19%	42%	28%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$8.70	$9.34	$8.59	$7.46	$7.75

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss (A)	(0.04)	(0.03)	(0.02)	(0.01)	(0.02)

Net realized and unrealized gain (loss) on investments	1.48	(0.19)	0.99	1.23	0.51

Total from investment operations	1.44	(0.22)	0.97	1.22	0.49

LESS DISTRIBUTIONS:

From net realized gains on investments	(0.37)	(0.42)	(0.22)	(0.09)	(0.78)

Total distributions	(0.37)	(0.42)	(0.22)	(0.09)	(0.78)

Net asset value, end of year	$9.77	$8.70	$9.34	$8.59	$7.46

Total return (B)(C)	16.93%	(1.48)%	11.49%	16.53%	6.65%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$70,891	$64,150	$79,897	$68,291	$53,827
Ratios to average net assets
Expenses, before waiver and reimbursement	1.54%	1.56%	1.52%	1.52%	1.54%
Expenses, net waiver and reimbursement (D)	1.49%	1.52%	1.47%	1.47%	1.49%
Net investment loss, before waiver and reimbursement	(0.48)%	(0.35)%	(0.25)%	(0.19)%	(0.38)%
Net investment loss, net waiver and reimbursement (D)	(0.43)%	(0.31)%	(0.20)%	(0.14)%	(0.33)%

Portfolio turnover rate	23%	44%	57%	76%	71%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$6.96	$7.63	$7.11	$6.24	$6.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss (A)	(0.08)	(0.07)	(0.07)	(0.06)	(0.07)

Net realized and unrealized gain (loss) on investments	1.17	(0.18)	0.81	1.02	0.45

Total from investment operations	1.09	(0.25)	0.74	0.96	0.38

LESS DISTRIBUTIONS:

From net realized gains on investments	(0.37)	(0.42)	(0.22)	(0.09)	(0.78)

Total distributions	(0.37)	(0.42)	(0.22)	(0.09)	(0.78)

Net asset value, end of year	$7.68	$6.96	$7.63	$7.11	$6.24

Total return (B)(C)	16.09%	(2.24)%	10.63%	15.58%	6.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$8,192	$7,950	$11,355	$9,909	$7,636
Ratios to average net assets
Expenses, before waiver and reimbursement	2.29%	2.31%	2.27%	2.27%	2.30%
Expenses, net waiver and reimbursement (D)	2.24%	2.27%	2.22%	2.22%	2.24%
Net investment loss, before waiver and reimbursement	(1.23)%	(1.10)%	(1.00)%	(0.94)%	(1.14)%
Net investment loss, net waiver and reimbursement (D)	(1.18)%	(1.06)%	(0.95)%	(0.89)%	(1.08)%
Portfolio turnover rate	23%	44%	57%	76%	71%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Growth Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$8.86	$9.48	$8.70	$7.54	$7.80

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.02)	(0.01)	0.00 *	0.01	(0.01)
Net realized and unrealized gain (loss) on investments	1.52	(0.19)	1.00	1.24	0.53

Total from investment operations	1.50	(0.20)	1.00	1.25	0.52

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.37)	(0.42)	(0.22)	(0.09)	(0.78)

Total distributions	(0.37)	(0.42)	(0.22)	(0.09)	(0.78)

Net asset value, end of year	$9.99	$8.86	$9.48	$8.70	$7.54

Total return (B)	17.30%	(1.24)%	11.69%	16.75%	7.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$19,378	$14,016	$10,551	$3,936	$1,088
Ratios to average net assets
Expenses, before waiver and reimbursement	1.29%	1.31%	1.27%	1.26%	1.29%
Expenses, net waiver and reimbursement (C)	1.24%	1.27%	1.22%	1.21%	1.24%
Net investment income (loss), before waiver and reimbursement	(0.22)%	(0.09)%	(0.03)%	0.10%	(0.12)%
Net investment income (loss), net waiver and reimbursement (C)	(0.17)%	(0.06)%	0.02%	0.15%	(0.08)%
Portfolio turnover rate	23%	44%	57%	76%	71%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018		For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$17.15	$20.67	$20.50		$17.09	$16.93

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss) (A)	0.04	0.06	0.00	*	0.03	(0.01)

Net realized and unrealized gain (loss) on investments	(2.39)	(1.28)	1.96		3.63	1.65

Total from investment operations	(2.35)	(1.22)	1.96		3.66	1.64

LESS DISTRIBUTIONS:

From net investment income	(0.04)	-	(0.00	)*	-	-

From net realized gains on investments	(0.60)	(2.30)	(1.79)		(0.25)	(1.48)

Total distributions	(0.64)	(2.30)	(1.79)		(0.25)	(1.48)

Net asset value, end of year	$14.16	$17.15	$20.67		$20.50	$17.09

Total return (B)(C)	(14.38)%	(3.77)%	10.11%		21.55%	10.67%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$74,130	$99,077	$114,985		$112,953	$94,871

Ratios to average net assets

Expenses, before waiver and reimbursement	1.57%	1.52%	1.50%		1.46%	1.48%

Expenses, net waiver and reimbursement (D)	1.47%	1.43%	1.44%		1.41%	1.44%

Net investment income (loss), before waiver and reimbursement	0.19%	0.29%	(0.08)%		0.13%	(0.09)%

Net investment income (loss), net waiver and reimbursement (D)	0.29%	0.38%	(0.02)%		0.18%	(0.04)%

Portfolio turnover rate	73%	63%	58%		57%	73%

* Amount is less than $0.005 per share.

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$11.69	$15.09	$15.54	$13.10	$13.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss (A)	(0.05)	(0.05)	(0.11)	(0.08)	(0.10)

Net realized and unrealized gain (loss) on investments	(1.59)	(1.05)	1.45	2.77	1.26

Total from investment operations	(1.64)	(1.10)	1.34	2.69	1.16

LESS DISTRIBUTIONS:

From net realized gains on investments	(0.60)	(2.30)	(1.79)	(0.25)	(1.48)

Total distributions	(0.60)	(2.30)	(1.79)	(0.25)	(1.48)

Net asset value, end of year	$9.45	$11.69	$15.09	$15.54	$13.10

Total return (B)(C)	(15.01)%	(4.49)%	9.24%	20.70%	9.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$5,663	$8,963	$14,603	$13,210	$10,257
Ratios to average net assets

Expenses, before waiver and reimbursement	2.32%	2.27%	2.25%	2.21%	2.23%

Expenses, net waiver and reimbursement (D)	2.22%	2.18%	2.19%	2.16%	2.18%

Net investment loss, before waiver and reimbursement	(0.55)%	(0.50)%	(0.82)%	(0.62)%	(0.84)%

Net investment loss, net waiver and reimbursement (D)	(0.45)%	(0.42)%	(0.76)%	(0.57)%	(0.78)%

Portfolio turnover rate	73%	63%	58%	57%	73%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Small Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$17.45	$20.93	$20.74	$17.24	$17.03

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.08	0.11	0.06	0.08	0.04

Net realized and unrealized gain (loss) on investments	(2.42)	(1.29)	1.97	3.67	1.65

Total from investment operations	(2.34)	(1.18)	2.03	3.75	1.69

LESS DISTRIBUTIONS:

From net investment income	(0.09)	-	(0.05)	-	-

From net realized gains on investments	(0.60)	(2.30)	(1.79)	(0.25)	(1.48)

Total distributions	(0.69)	(2.30)	(1.84)	(0.25)	(1.48)

Net asset value, end of year	$14.42	$17.45	$20.93	$20.74	$17.24

Total return (B)	(14.14)%	(3.51)%	10.37%	21.89%	10.92%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$35,473	$36,993	$35,140	$19,103	$2,324

Ratios to average net assets

Expenses, before waiver and reimbursement	1.32%	1.27%	1.25%	1.21%	1.26%

Expenses, net waiver and reimbursement (C)	1.22%	1.18%	1.19%	1.16%	1.20%

Net investment income, before waiver and reimbursement	0.44%	0.56%	0.21%	0.38%	0.18%

Net investment income, net waiver and reimbursement (C)	0.54%	0.64%	0.27%	0.43%	0.23%

Portfolio turnover rate	73%	63%	58%	57%	73%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$18.86	$20.38	$19.16	$17.15	$18.20

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.03	0.09	0.07	0.05	0.01

Net realized and unrealized gain on investments (B)	0.72	0.12	2.45	2.18	1.04

Total from investment operations	0.75	0.21	2.52	2.23	1.05

LESS DISTRIBUTIONS:

From net investment income	(0.08)	(0.06)	(0.03)	—	—

From net realized gains on investments	(2.10)	(1.67)	(1.27)	(0.22)	(2.10)

Total distributions	(2.18)	(1.73)	(1.30)	(0.22)	(2.10)

Net asset value, end of year	$17.43	$18.86	$20.38	$19.16	$17.15

Total return (C)(D)	3.93%	2.54%	13.58%	13.10%	6.40%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$130,296	$142,420	$172,163	$167,056	$154,260

Ratios to average net assets

Expenses, before waiver and reimbursement	1.51%	1.51%	1.46%	1.49%	1.48%

Expenses, net waiver and reimbursement (E)	1.41%	1.41%	1.35%	1.41%	1.43%

Net investment income, before waiver and reimbursement	0.06%	0.42%	0.27%	0.18%	(0.01)%

Net investment income, net waiver and reimbursement (E)	0.16%	0.52%	0.38%	0.26%	0.04%

Portfolio turnover rate	26%	51%	24%	39%	45%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.

(C)	Total return calculation does not reflect sales load.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$14.82	$16.49	$15.82	$14.30	$15.62

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss (A)	(0.08)	(0.03)	(0.06)	(0.07)	(0.10)

Net realized and unrealized gain on investments (B)	0.57	0.03	2.00	1.81	0.88

Total from investment operations	0.49	0.00	1.94	1.74	0.78

LESS DISTRIBUTIONS:

From net realized gains on investments	(2.10)	(1.67)	(1.27)	(0.22)	(2.10)

Total distributions	(2.10)	(1.67)	(1.27)	(0.22)	(2.10)

Net asset value, end of year	$13.21	$14.82	$16.49	$15.82	$14.30

Total return (C)(D)	3.14%	1.74%	12.75%	12.27%	5.64%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$14,102	$16,627	$25,852	$23,803	$20,855

Ratios to average net assets

Expenses, before waiver and reimbursement	2.26%	2.26%	2.21%	2.24%	2.23%

Expenses, net waiver and reimbursement (E)	2.16%	2.16%	2.10%	2.16%	2.18%

Net investment loss, before waiver and reimbursement	(0.69)%	(0.32)%	(0.48)%	(0.57)%	(0.76)%

Net investment loss, net waiver and reimbursement (E)	(0.59)%	(0.22)%	(0.37)%	(0.49)%	(0.70)%

Portfolio turnover rate	26%	51%	24%	39%	45%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Large/Mid Cap Value Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$19.05	$20.58	$19.34	$17.27	$18.26

INCOME FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.07	0.14	0.13	0.10	0.05

Net realized and unrealized gain on investments	0.74	0.11	2.45	2.19	1.06	(B)

Total from investment operations	0.81	0.25	2.58	2.29	1.11

LESS DISTRIBUTIONS:

From net investment income	(0.13)	(0.11)	(0.07)	-	-

From net realized gains on investments	(2.10)	(1.67)	(1.27)	(0.22)	(2.10)

Total distributions	(2.23)	(1.78)	(1.34)	(0.22)	(2.10)

Net asset value, end of year	$17.63	$19.05	$20.58	$19.34	$17.27

Total return (C)	4.24%	2.78%	13.83%	13.36%	6.74%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$47,340	$47,477	$35,573	$19,384	$5,382

Ratios to average net assets

Expenses, before waiver and reimbursement	1.26%	1.26%	1.21%	1.23%	1.25%

Expenses, net waiver and reimbursement (D)	1.16%	1.16%	1.10%	1.14%	1.19%

Net investment income, before waiver and reimbursement	0.31%	0.66%	0.54%	0.46%	0.24%

Net investment income, net waiver and reimbursement (D)	0.41%	0.77%	0.65%	0.55%	0.30%

Portfolio turnover rate	26%	51%	24%	39%	45%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$10.39	$9.81	$10.22	$10.47	$10.27

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.12	0.16	0.16	0.13	0.14

Net realized and unrealized gain (loss) on investments	0.44	0.60	(0.39)	(0.22)	0.21

Total from investment operations	0.56	0.76	(0.23)	(0.09)	0.35

LESS DISTRIBUTIONS:

From net investment income	(0.15)	(0.18)	(0.18)	(0.16)	(0.15)

From net realized gains on investments	-	-	-	-	-

Total distributions	(0.15)	(0.18)	(0.18)	(0.16)	(0.15)

Net asset value, end of year	$10.80	$10.39	$9.81	$10.22	$10.47

Total return (B)(C)	5.39%	7.76%	(2.31)%	(0.81)%	3.47%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$91,403	$85,375	$66,119	$75,858	$86,142
Ratios to average net assets

Expenses, before waiver and reimbursement	1.30%	1.30%	1.30%	1.30%	1.24%

Expenses, net waiver and reimbursement (D)	1.10%	1.13%	1.10%	1.10%	1.04%

Net investment income, before waiver and reimbursement	0.90%	1.46%	1.40%	1.05%	1.19%

Net investment income, net waiver and reimbursement (D)	1.10%	1.62%	1.60%	1.25%	1.39%

Portfolio turnover rate	32%	53%	30%	43%	40%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$9.99	$9.44	$9.85	$10.09	$9.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.04	0.09	0.08	0.05	0.07

Net realized and unrealized gain (loss) on investments	0.42	0.57	(0.39)	(0.20)	0.19

Total from investment operations	0.46	0.66	(0.31)	(0.15)	0.26

LESS DISTRIBUTIONS:

From net investment income	(0.07)	(0.11)	(0.10)	(0.09)	(0.06)

From net realized gains on investments	-	-	-	-	-

Total distributions	(0.07)	(0.11)	(0.10)	(0.09)	(0.06)

Net asset value, end of year	$10.38	$9.99	$9.44	$9.85	$10.09

Total return (B)(C)	4.59%	7.06%	(3.15)%	(1.49)%	2.66%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$9,320	$8,502	$9,653	$9,637	$9,660
Ratios to average net assets

Expenses, before waiver and reimbursement	2.05%	2.05%	2.05%	2.06%	1.99%

Expenses, net waiver and reimbursement (D)	1.85%	1.88%	1.85%	1.86%	1.79%

Net investment income, before waiver and reimbursement	0.15%	0.72%	0.65%	0.30%	0.46%

Net investment income, net waiver and reimbursement (D)	0.35%	0.89%	0.85%	0.50%	0.65%

Portfolio turnover rate	32%	53%	30%	43%	40%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Fixed Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$10.32	$9.74	$10.15	$10.41	$10.20

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.14	0.19	0.18	0.16	0.17

Net realized and unrealized gain (loss) on investments	0.44	0.59	(0.39)	(0.23)	0.22

Total from investment operations	0.58	0.78	(0.21)	(0.07)	0.39

LESS DISTRIBUTIONS:

From net investment income	(0.17)	(0.20)	(0.20)	(0.19)	(0.18)

From net realized gains on investments	-	-	-	-	-

Total distributions	(0.17)	(0.20)	(0.20)	(0.19)	(0.18)

Net asset value, end of year	$10.73	$10.32	$9.74	$10.15	$10.41

Total return (B)	5.70%	8.05%	(2.06)%	(0.64)%	3.91%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$13,215	$8,095	$3,208	$2,134	$564
Ratios to average net assets

Expenses, before waiver and reimbursement	1.05%	1.05%	1.05%	1.08%	0.96%

Expenses, net waiver and reimbursement (C)	0.85%	0.88%	0.85%	0.88%	0.78%

Net investment income, before waiver and reimbursement	1.12%	1.68%	1.66%	1.37%	1.45%

Net investment income, net waiver and reimbursement (C)	1.32%	1.86%	1.86%	1.57%	1.63%

Portfolio turnover rate	32%	53%	30%	43%	40%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$9.39	$9.02	$9.40	$9.11	$8.64

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.43	0.39	0.34	0.34	0.36

Net realized and unrealized gain (loss) on investments	(0.15)	0.36	(0.36)	0.28	0.46

Total from investment operations	0.28	0.75	(0.02)	0.62	0.82

LESS DISTRIBUTIONS:

From net investment income	(0.41)	(0.38)	(0.36)	(0.33)	(0.35)

Total distributions	(0.41)	(0.38)	(0.36)	(0.33)	(0.35)

Net asset value, end of year	$9.26	$9.39	$9.02	$9.40	$9.11

Total return (B)(C)	3.26%	8.50%	(0.17)%	6.94%	9.80%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$45,940	$39,777	$41,991	$52,950	$49,187

Ratios to average net assets

Expenses, before waiver and reimbursement	1.34%	1.35%	1.44%	1.32%	1.29%

Expenses, net waiver and reimbursement (D)	1.29%	1.31%	1.39%	1.27%	1.24%

Net investment income, before waiver and reimbursement	4.61%	4.24%	3.67%	3.66%	4.03%

Net investment income, net waiver and reimbursement (D)	4.66%	4.28%	3.72%	3.71%	4.08%

Portfolio turnover rate	91%	75%	12%	45%	27%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$9.52	$9.14	$9.51	$9.22	$8.72

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.36	0.32	0.28	0.28	0.30

Net realized and unrealized gain (loss) on investments	(0.14)	0.36	(0.36)	0.27	0.47

Total from investment operations	0.22	0.68	(0.08)	0.55	0.77

LESS DISTRIBUTIONS:

From net investment income	(0.34)	(0.30)	(0.29)	(0.26)	(0.27)

Total distributions	(0.34)	(0.30)	(0.29)	(0.26)	(0.27)

Net asset value, end of year	$9.40	$9.52	$9.14	$9.51	$9.22

Total return (B)(C)	2.45%	7.63%	(0.85)%	6.04%	9.04%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$2,427	$2,660	$3,219	$3,539	$3,108

Ratios to average net assets

Expenses, before waiver and reimbursement	2.09%	2.10%	2.19%	2.07%	2.03%

Expenses, net waiver and reimbursement (D)	2.04%	2.06%	2.14%	2.02%	1.98%

Net investment income, before waiver and reimbursement	3.84%	3.46%	2.92%	2.91%	3.30%

Net investment income, net waiver and reimbursement (D)	3.89%	3.50%	2.97%	2.96%	3.35%

Portfolio turnover rate	91%	75%	12%	45%	27%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy High Yield Bond Fund (Class I Shares)

Selected data based on a share outstanding throughout each year
	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$9.39	$9.02	$9.41	$9.12	$8.65

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.45	0.42	0.36	0.37	0.39
Net realized and unrealized gain (loss) on investments	(0.14)	0.35	(0.36)	0.28	0.46

Total from investment operations	0.31	0.77	0.00	0.65	0.85

LESS DISTRIBUTIONS:
From net investment income	(0.44)	(0.40)	(0.39)	(0.36)	(0.38)

Total distributions	(0.44)	(0.40)	(0.39)	(0.36)	(0.38)

Net asset value, end of year	$9.26	$9.39	$9.02	$9.41	$9.12

Total return (B)	3.53%	8.78%	0.00%	7.21%	10.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$30,924	$18,363	$11,578	$9,717	$1,560
Ratios to average net assets
Expenses, before waiver and reimbursement	1.09%	1.10%	1.19%	1.06%	0.96%
Expenses, net waiver and reimbursement (C)	1.04%	1.06%	1.14%	1.01%	0.92%
Net investment income, before waiver and reimbursement	4.86%	4.52%	3.92%	3.89%	4.38%
Net investment income, net waiver and reimbursement (C)	4.91%	4.56%	3.97%	3.94%	4.42%
Portfolio turnover rate	91%	75%	12%	45%	27%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(C)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$17.84	$15.74	$14.91	$12.45	$11.10

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(A)	(0.10)	0.00 *	(0.04)	0.07	(0.09)
Net realized and unrealized gain (loss) on investments	(1.01)	2.20	1.07	2.58	1.44

Total from investment operations	(1.11)	2.20	1.03	2.65	1.35

LESS DISTRIBUTIONS:
From net investment income	(0.18)	—	(0.14)	(0.19)	—
From net realized gains on investments	—	(0.10)	—	—	—
Return of Capital	0.00 *	—	(0.06)	—	—

Total distributions	(0.18)	(0.10)	(0.20)	(0.19)	—

Net asset value, end of year	$16.55	$17.84	$15.74	$14.91	$12.45

Total return (B)(C)	(6.35)%	14.12%	7.00%	21.62%	12.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$36,800	$49,123	$41,137	$34,958	$16,030
Ratio of expenses to average net assets	1.84%	1.76%	1.84%	1.80%	1.96%
Ratio of net investment income (loss) to average net assets	(0.62)%	0.02%	(0.27)%	0.54%	(0.82)%
Portfolio turnover rate	16%	23%	9%	10%	38%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$16.97	$15.09	$14.33	$12.01	$10.78

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss (A)	(0.22)	(0.12)	(0.15)	(0.03)	(0.18)
Net realized and unrealized gain (loss) on investments	(0.96)	2.10	1.03	2.48	1.41

Total from investment operations	(1.18)	1.98	0.88	2.45	1.23

LESS DISTRIBUTIONS:
From net investment income	(0.06)	-	(0.07)	(0.13)	-
From net realized gains on investments	-	(0.10)	-	-	-
Return of Capital	0.00 *	-	(0.05)	-	-

Total distributions	(0.06)	(0.10)	(0.12)	(0.13)	-

Net asset value, end of year	$15.73	$16.97	$15.09	$14.33	$12.01

Total return (B)(C)	(7.00)%	13.26%	6.20%	20.60%	11.41%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$9,076	$9,750	$9,220	$7,905	$4,144
Ratio of expenses to average net assets	2.59%	2.51%	2.59%	2.56%	2.71%
Ratio of net investment loss to average net assets	(1.37)%	(0.75)%	(1.01)%	(0.21)%	(1.57)%
Portfolio turnover rate	16%	23%	9%	10%	38%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Israel Common Values Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$17.97	$15.81	$14.97	$12.50	$11.11

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.06)	0.06	0.01	0.12	(0.08)
Net realized and unrealized gain (loss) on investments	(1.01)	2.20	1.06	(B)	2.57	(B)	1.47	(B)

Total from investment operations	(1.07)	2.26	1.07	2.69	1.39

LESS DISTRIBUTIONS:
From net investment income	(0.22)	-	(0.04)	(0.22)	-
From net realized gains on investments	-	(0.10)	-	-	-
Return of Capital	0.00	*	-	(0.19)	-	-

Total distributions	(0.22)	(0.10)	(0.23)	(0.22)	-

Net asset value, end of year	$16.68	$17.97	$15.81	$14.97	$12.50

Total return (C)	(6.08)%	14.44%	7.22%	21.87%	12.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$23,928	$21,533	$10,084	$2,189	$520
Ratio of expenses to average net assets	1.59%	1.51%	1.69%	1.56%	1.72%
Ratio of net investment income (loss) to average net assets	(0.37)%	0.38%	0.05%	0.83%	(0.58)%
Portfolio turnover rate	16%	23%	9%	10%	38%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$11.69	$11.44	$11.37	$11.49	$10.54

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.01)	0.06	0.10	0.00 *	0.04
Net realized and unrealized gain (loss) on investments	0.44	0.48	(0.01)	(0.08)	0.91

Total from investment operations	0.43	0.54	0.09	(0.08)	0.95

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.11)	(0.02)	(0.04)	-
From net realized gains on investments	(0.28)	(0.18)	-	-	-
Return of capital	0.00 *	-	-	-	-

Total distributions	(0.34)	(0.29)	(0.02)	(0.04)	-

Net asset value, end of year	$11.78	$11.69	$11.44	$11.37	$11.49

Total return (B)(C)	3.75%	4.92%	0.75%	(0.72)%	9.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$29,577	$33,926	$40,573	$50,080	$68,706
Ratios to average net assets
Expenses, before waiver and reimbursement	1.54%	1.45%	1.41%	1.44%	1.35%
Expenses, net waiver and reimbursement (D)	1.49%	1.41%	1.36%	1.39%	1.30%
Net investment income, before waiver and reimbursement	(0.13)%	0.52%	0.86%	(0.05)%	0.35%
Net investment income, net waiver and reimbursement (D)	(0.08)%	0.56%	0.91%	0.00%	0.40%
Portfolio turnover rate	49%	34%	35%	51%	58%

*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load. Total return represents aggregate total return based on Net Asset Value.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$11.13	$10.90	$10.90	$11.07	$10.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss) (A)	(0.09)	(0.03)	0.02	(0.08)	(0.04)

Net realized and unrealized gain (loss) on investments	0.42	0.46	(0.02)	(0.09)	0.89	(B)

Total from investment operations	0.33	0.43	0.00	(0.17)	0.85

LESS DISTRIBUTIONS:

From net investment income	-	(0.02)	-	-	-

From net realized gains on investments	(0.28)	(0.18)	-	-	-

From return of capital	0.00	*	-	-	-	-

Total distributions	(0.28)	(0.20)	-	-	-

Net asset value, end of year	$11.18	$11.13	$10.90	$10.90	$11.07

Total return (C)(D)	3.01%	4.06%	0.00%	(1.54)%	8.32%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$2,464	$3,110	$5,432	$6,683	$9,630

Ratios to average net assets

Expenses, before waiver and reimbursement	2.29%	2.20%	2.16%	2.21%	2.07%

Expenses, net waiver and reimbursement (E)	2.24%	2.16%	2.11%	2.16%	2.02%

Net investment income (loss), before waiver and reimbursement	(0.89)%	(0.31)%	0.09%	(0.79)%	(0.46)%

Net investment income (loss), net waiver and reimbursement (E)	(0.84)%	(0.27)%	0.14%	(0.74)%	(0.41)%

Portfolio turnover rate	49%	34%	35%	51%	58%
*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee. Total return represents aggregate total return based on Net Asset Value.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Defensive Strategies Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$11.69	$11.45	$11.38	$11.51	$10.52

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (A)	0.02	0.09	0.14	0.06	0.09

Net realized and unrealized gain (loss) on investments	0.43	0.47	(0.02)	(0.12)	0.90

Total from investment operations	0.45	0.56	0.12	(0.06)	0.99

LESS DISTRIBUTIONS:

From net investment income	(0.09)	(0.14)	(0.05)	(0.07)	-

From net realized gains on investments	(0.28)	(0.18)	-	-	-

From return of capital	0.00 *	-	-	-	-

Total distributions	(0.37)	(0.32)	(0.05)	(0.07)	-

Net asset value, end of year	$11.77	$11.69	$11.45	$11.38	$11.51

Total return (B)(C)	3.96%	5.17%	1.04%	(0.54)%	9.41%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$5,212	$3,692	$3,071	$2,661	$398

Ratios to average net assets

Expenses, before waiver and reimbursement	1.29%	1.20%	1.16%	1.14%	1.18%

Expenses, net waiver and reimbursement (D)	1.24%	1.16%	1.11%	1.09%	1.12%

Net investment income, before waiver and reimbursement	0.16%	0.78%	1.14%	0.44%	0.73%

Net investment income, net waiver and reimbursement (D)	0.21%	0.82%	1.19%	0.49%	0.79%

Portfolio turnover rate	49%	34%	35%	51%	58%
*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return represents aggregate total return based on Net Asset Value.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$9.64	$9.70	$9.48	$8.73	$8.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss) (A)	0.04	0.01	0.00 *	(0.04)	(0.03)

Net realized and unrealized gain (loss) on investments	0.16	(0.04)	0.22	0.79	0.37

Total from investment operations	0.20	(0.03)	0.22	0.75	0.34

LESS DISTRIBUTIONS:

From net investment income	-	-	-	-	(0.03)

From net realized gains on investments	(0.36)	(0.03)	-	-	-

Total distributions	(0.36)	(0.03)	-	-	(0.03)

Net asset value, end of year	$9.48	$9.64	$9.70	$9.48	$8.73

Total return (B)(C)	2.03%	(0.26)%	2.32%	8.59%	4.03%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$32,260	$32,318	$32,078	$32,767	$32,800

Ratio of expenses to average net assets (D)	1.15%	1.12%	1.10%	1.07%	1.05%
Ratio of net investment income (loss), to average net assets (D)(E)	0.42%	0.16%	0.00%	(0.45)%	(0.38)%

Portfolio turnover rate	47%	50%	8%	36%	37%
*	Amount is less than $0.005 per share.
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Strategic Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$8.58	$8.70	$8.57	$7.95	$7.70

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment income (loss) (A)	(0.03)	0.03	(0.06)	(0.10)	(0.08)

Net realized and unrealized gain (loss) on investments	0.15	(0.12)	0.19	0.72	0.33

Total from investment operations	0.12	(0.09)	0.13	0.62	0.25

LESS DISTRIBUTIONS:

From net realized gains on investments	(0.36)	(0.03)	-	-	-

Total distributions	(0.36)	(0.03)	-	-	-

Net asset value, end of year	$8.34	$8.58	$8.70	$8.57	$7.95

Total return (B)(C)	1.33%	(0.99)%	1.52%	7.80%	3.25%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (in 000’s)	$2,743	$3,247	$6,313	$6,966	$7,380

Ratio of expenses to average net assets (D)	1.90%	1.87%	1.85%	1.82%	1.80%
Ratio of net investment income (loss), to average net assets (D)(E)	(0.32)%	0.35%	(0.70)%	(1.18)%	(1.09)%

Portfolio turnover rate	47%	50%	8%	36%	37%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect redemption fee.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$10.66	$10.75	$10.67	$10.06	$10.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.05	0.05	0.02	(0.02)	(0.03)
Net realized and unrealized gain on investments	0.30	0.10	0.09	0.63	0.43

Total from investment operations	0.35	0.15	0.11	0.61	0.40

LESS DISTRIBUTIONS:
From net investment income	—	—	—	—	(0.05)
From net realized gains on investments	(0.39)	(0.24)	(0.03)	—	(0.61)

Total distributions	(0.39)	(0.24)	(0.03)	—	(0.66)

Net asset value, end of year	$10.62	$10.66	$10.75	$10.67	$10.06

Total return (B)(C)	3.27%	1.61%	1.06%	6.06%	4.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$41,546	$40,590	$42,040	$45,110	$44,437
Ratio of expenses to average net assets (D)	1.12%	1.08%	1.08%	1.04%	1.02%
Ratio of net investment income (loss) to average net assets (D)(E)	0.43%	0.44%	0.14%	(0.20)%	(0.27)%
Portfolio turnover rate	37%	42%	7%	27%	27%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(D)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(E)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Conservative Growth Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$9.59	$9.76	$9.76	$9.27	$9.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	(0.03)	0.01	(0.06)	(0.09)	(0.09)
Net realized and unrealized gain on investments	0.26	0.06	0.09	(B)	0.58	(B)	0.39	(B)

Total from investment operations	0.23	0.07	0.03	0.49	0.30

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.39)	(0.24)	(0.03)	—	(0.61)

Total distributions	(0.39)	(0.24)	(0.03)	—	(0.61)

Net asset value, end of year	$9.43	$9.59	$9.76	$9.76	$9.27

Total return (C)(D)	2.36%	0.94%	0.34%	5.29%	3.39%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$4,712	$5,504	$9,218	$9,981	$10,697
Ratio of expenses to average net assets (E)	1.87%	1.83%	1.83%	1.79%	1.77%
Ratio of net investment income (loss), to average net assets (E)(F)	(0.31)%	0.14%	(0.63)%	(0.96)%	(1.01)%
Portfolio turnover rate	37%	42%	7%	27%	27%

(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the Statement of Operations due to the timing of share transactions for the period.

(C)	Total return calculation does not reflect redemption fees. Total return represents aggregate total return based on Net Asset Value.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class A Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016

Net asset value, beginning of year	$10.60	$10.87	$11.28	$10.76	$10.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.09	0.04	0.01	0.01	0.03
Net realized and unrealized gain (loss) on investments	(0.47)	(0.07)	(0.14)	0.52	0.22

Total from investment operations	(0.38)	(0.03)	(0.13)	0.53	0.25

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.05)	(0.01)	(0.01)	(0.02)
From net realized gains on investments	-	(0.19)	(0.27)	-	-
Return of Capital	0.00 *	(0.00)*	-	-	-

Total distributions	(0.11)	(0.24)	(0.28)	(0.01)	(0.02)

Net asset value, end of year	$10.11	$10.60	$10.87	$11.28	$10.76

Total return (B)(C)	(3.48)%	(0.10)%	(1.22)%	4.91%	2.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$13,295	$14,500	$27,716	$30,426	$36,486
Ratios to average net assets
Expenses, before waiver and reimbursement	1.85%	1.69%	1.70%	1.59%	1.59%
Expenses, net waiver and reimbursement (D)	1.50%	1.65%	1.65%	1.54%	1.54%
Net investment income, before waiver and reimbursement	0.55%	0.37%	0.08%	0.03%	0.20%
Net investment income, net waiver and reimbursement (D)	0.90%	0.42%	0.13%	0.08%	0.25%
Portfolio turnover rate	39%	167%	56%	118%	45%

*	Amount is less than $0.005 per share
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return calculation does not reflect sales load.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class C Shares)

Selected data based on a share outstanding throughout each year

For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016
Net asset value, beginning of year	$10.21	$10.51	$10.99	$10.55	$10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (A)	0.02	(0.03)	(0.07)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.45)	(0.07)	(0.14)	0.51	0.22	(B)

Total from investment operations	(0.43)	(0.10)	(0.21)	0.44	0.16

LESS DISTRIBUTIONS:
From net investment income	(0.04)	(0.01)	—	—	—
From net realized gains on investments	—	(0.19)	(0.27)	—	—
Return of Capital	0.00	*	(0.00	)*	—	—	—

Total distributions	(0.04)	(0.20)	(0.27)	—	—

Net asset value, end of year	$9.74	$10.21	$10.51	$10.99	$10.55

Total return (C)(D)	(4.20)%	(0.82)%	(1.97)%	4.17%	1.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$1,719	$2,388	$3,176	$3,006	$3,028
Ratios to average net assets
Expenses, before waiver and reimbursement	2.60%	2.44%	2.45%	2.34%	2.32%
Expenses, net waiver and reimbursement (E)	2.25%	2.40%	2.40%	2.29%	2.28%
Net investment income (loss), before waiver and reimbursement	(0.19%)	(0.34%)	(0.67%)	(0.73%)	(0.61%)
Net investment income (loss), net waiver and reimbursement (E)	0.16%	(0.29%)	(0.62%)	(0.68%)	(0.56%)
Portfolio turnover rate	39%	167%	56%	118%	45%

*	Amount is less than $0.005 per share
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)

Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statements of Operations due to share transactions for the period.

(C)	Total return calculation does not reflect redemption fee.
(D)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(E)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Timothy Growth & Income Fund (Class I Shares)

Selected data based on a share outstanding throughout each year

	For the Year ended September 30, 2020	For the Year ended September 30, 2019	For the Year ended September 30, 2018	For the Year ended September 30, 2017	For the Year ended September 30, 2016
Net asset value, beginning of year	$10.67	$10.94	$11.34	$10.81	$10.56

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (A)	0.12	0.08	0.04	0.03	0.05
Net realized and unrealized gain (loss) on investments	(0.47)	(0.09)	(0.15)	0.53	0.23

Total from investment operations	(0.35)	(0.01)	(0.11)	0.56	0.28

LESS DISTRIBUTIONS:
From net investment income	(0.14)	(0.07)	(0.02)	(0.03)	(0.03)
From net realized gains on investments	—	(0.19)	(0.27)	—	—
Return of Capital	0.00 *	(0.00)*	—	—	—

Total distributions	(0.14)	(0.26)	(0.29)	(0.03)	(0.03)

Net asset value, end of year	$10.18	$10.67	$10.94	$11.34	$10.81

Total return (B)(C)	(3.20)%	0.11%	(0.96)%	5.19%	2.61%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s)	$2,102	$3,182	$3,012	$2,197	$1,593
Ratios to average net assets
Expenses, before waiver and reimbursement	1.60%	1.44%	1.45%	1.34%	1.32%
Expenses, net waiver and reimbursement (D)	1.25%	1.40%	1.40%	1.29%	1.28%
Net investment income, before waiver and reimbursement	0.86%	0.70%	0.33%	0.27%	0.41%
Net investment income, net waiver and reimbursement (D)	1.21%	0.75%	0.38%	0.32%	0.46%
Portfolio turnover rate	39%	167%	56%	118%	45%

*	Amount is less than $0.005 per share
(A)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(B)	Total return represents aggregate total return based on Net Asset Value.
(C)

Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.

(D)	This expense decrease from the voluntary waiver is reflected in both the net expense and the net investment income ratios shown.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

September 30, 2020

Timothy Plan Family of Funds

Note 1 | Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of September 30, 2020, the Trust consisted of eighteen series. These financial statements include the following twelve series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund and Timothy Plan Growth & Income Fund (the “Funds”). The Funds are diversified funds except for the Timothy Plan Defensive Strategy Fund which is a non-diversified fund.

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depositary Receipts (“ADRs”) without regard to market capitalization, investing its assets in the ADRs of companies which the Fund’s Advisor believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of the Fund’s total assets in U.S. stocks with market capitalizations that fall within the range of companies included in the Russell 2000 Index.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of high yield fixed income securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

The Timothy Plan Israel Common Values Fund seeks to provide long-term growth of capital. This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depositary Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), Treasury Inflation Protected Securities (“TIPS”), and currently holds gold bullion.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 0-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 0-20% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-20% of its net assets in the Timothy Plan International Fund; approximately 0-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-20% of its net assets in the Timothy Fixed Income Fund; approximately 0-40% of its net assets in the Timothy Plan U.S. Large/Mid Cap Core ETF; approximately 0-20% of its net assets in the Timothy Plan High Dividend Stock ETF; approximately 0-30% of its net assets in the Timothy Plan International ETF; and approximately 0-20% of its net assets in the Timothy Plan Small Cap Core ETF.

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 0-15% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 0-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 0-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 0-20% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; approximately 5-30% of its net assets in the Timothy Plan Defensive Strategies Fund; approximately 0-10% of its net assets in the Timothy Plan Israel Common Values Fund; approximately 0-30% of its net assets in the Timothy Plan U.S. Large/Mid Cap Core ETF; approximately 0-25% of its net assets in the Timothy Plan High Dividend Stock ETF; approximately 0-25% of its net assets in the Timothy Plan International ETF; and approximately 0-15% of its net assets in the Timothy Plan Small Cap Core ETF.

The Timothy Plan Growth & Income Fund’s investment objective is to provide total return through a combination of growth and income and preservation of capital in declining markets. To achieve its goals, the Fund primarily invests in equity securities of foreign and domestic companies that the Advisor believes are undervalued, and in fixed income securities. The Fund will normally hold both equity securities and fixed income securities, with at least 25% of its assets in equity securities and at least 25% of its assets in fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

A.    SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.    INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). The costing method for the Timothy Plan Funds is specific identification. Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Value Fund, Israel Common Values Fund, Small Cap Value Fund and Defensive Strategies Fund have made certain investments in REITs. Dividend income from REITs is recognized on the ex-dividend date. It is common for distributions from REITs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

C.    FOREIGN TAXES

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

D.    FOREIGN CURRENCY

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

E.    GOLD RISK FACTORS

There is a risk that some or all of the Trust’s gold bars held by the custodian or any sub-custodian on behalf of the Trust could be lost, damaged or stolen. Access to the Trust’s gold bars could be restricted by natural events (such as an earthquake) or human actions (such as a terrorist attack). Any of these events may adversely affect the operations of the Trust and, consequently, an investment in the fund shares.

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

Several factors may affect the price of gold, including but not limited to:

•	Global or regional political, economic or financial events and situations;
•	Investors’ expectations with respect to the rate of inflation;
•	Currency exchange rates;
•	Interest rates; and
•	Investment and trading activities of hedge funds and commodity funds.

F.    NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of each Fund in the Trust. The net asset value of the classes may differ because of different fees and expenses charged to each class.

G.    EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

H.    CLASSES

There are three classes of shares currently offered by all Funds in the Trust, except Strategic Growth Fund and Conservative Growth Fund: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees; Class I shares, which commenced operations on August 1, 2013, are offered without any sales charges or ongoing service distribution fees.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

I.    USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the year ended. Actual results could differ from those estimates.

J.    FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2020, the Funds did not incur any interest or penalties. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

K.    INDEMNIFICATION

The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

L.    DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or Net Asset Values (NAVs) per share of the Funds.

Permanent book and tax differences, primarily attributable to the book/tax treatment of net operating losses, the adjustments for equalization debits, and the reclassification of Fund distributions resulted in reclassifications for the Funds for the fiscal year ended September 30, 2020 as follows:

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

Fund	Paid In Capital	Accumulated Earnings (Losses)
Aggressive Growth Fund	$(209,714)	$209,714
International Fund	(171,184)	171,184
Large/Mid Cap Growth Fund	(345,952)	345,952
Small Cap Value Fund	-	-
Large/Mid Cap Value Fund	-	-
Fixed Income Fund	-	-
High Yield Bond Fund	-	-
Israel Common Values Fund	(18,224)	18,224
Defensive Strategies Fund	(4,811)	4,811
Strategic Growth Fund	322	(322)
Conservative Growth Fund	-	-
Growth & Income Fund	(1,647)	1,647

M.    SUB-CUSTODIAN

Effective May 22, 2015, the Timothy Plan Family of Funds entered into a precious metals storage agreement with Brink’s Global Services U.S.A., Inc. to maintain the custody of the gold held in the Timothy Plan Defensive Strategies Fund.

Note 2 | Security Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

VALUATION OF FUND OF FUNDS

A Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon methods established by the Board of Trustees of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

EXCHANGE TRADED FUNDS

The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and may be actively traded or represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Each ETF is subject to specific risks, depending on the nature of the ETF. Additionally, ETFs have fees and expenses that reduce their value.

OPTIONS TRANSACTIONS –The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

Each Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.

When the Funds write a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Call options are purchased to hedge against an increase in the value of securities held in a Funds’ portfolio. If such an increase occurs, the call options will permit the Fund to purchase the securities underlying such options at the exercise price, not

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

at the current market price. Put options are purchased to hedge against a decline in the value of securities held in a Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty credit risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

There were no options held at September 30, 2020, and there were no options transactions for the year ended September 30, 2020.

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

●Level	1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
●Level

2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●Level

3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, preferred stock, ADRs, REITs, LPs, LLCs, PLCs, GDRs and NVDRs are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. Securities including ETFs, that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Equity securities traded on inactive markets or valued by reference to similar instruments are categorized as a Level 2. When market quotations are not readily available, when the Advisor or Sub-Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review by the Board of Trustees (“Board”). These securities will generally be categorized as Level 3 securities. Foreign investments are not fair valued using fair value triggers.

Investments in alternative investments, such as gold bars, are valued at the spot rate at 4:00 p.m. Eastern time each business day and are categorized as Level 1 in the hierarchy.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, convertible bonds, government mortgage-backed securities, U.S. government notes and bonds, U.S. government agency securities and treasury inflation protected securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor or Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) may be valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Board has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

The following is a summary of the inputs used to value each Fund’s investments as of September 30, 2020:

Aggressive Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$34,159,752	$-	$-	$34,159,752
REITs	664,939	-	-	664,939
Money Market Fund	2,375,458	-	-	2,375,458
Total	$37,200,149	$-	$-	$37,200,149

International Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$85,997,904	$194,147	$-	$86,192,051
Money Market Fund	1,616,307	-	-	1,616,307
Total	$87,614,211	$194,147	$-	$87,808,358

Large/Mid Cap Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$76,715,865	$-	$-	$76,715,865
Exchange Traded Fund	19,306,656	-	-	19,306,656
Money Market Fund	2,637,922	-	-	2,637,922
Total	$98,660,443	$-	$-	$98,660,443

Small Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$90,275,793	$-	$-	$90,275,793
Exchange Traded Fund	12,330,394	-	-	12,330,394
REITs	9,486,830	-	-	9,486,830
Money Market Fund	1,544,922	-	-	1,544,922
Total	$113,637,939	$-	$-	$113,637,939

Large/Mid Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$134,833,092	$-	$-	$134,833,092
Exchange Traded Funds	45,755,924	-	-	45,755,924
REITs	9,617,920	-	-	9,617,920
Money Market Fund	1,062,991	-	-	1,062,991
Total	$191,269,927	$-	$-	$191,269,927

Fixed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$27,674,336	$-	$27,674,336
Government Mortgage-Backed Securities	-	25,211,566	-	25,211,566
Government Notes & Bonds	-	58,263,444	-	58,263,444
Money Market Fund	2,496,123	-	-	2,496,123
Total	$2,496,123	$111,149,346	$-	$113,645,469

High Yield Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$74,464,432	$-	$74,464,432
Convertible Bonds	-	2,492,995	-	2,492,995
Preferred Stock	490,000	-	-	490,000
Money Market Fund	1,489,927	-	-	1,489,927
Total	$1,979,927	$76,957,427	$-	$78,937,354

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

Israel Common Values Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock	$68,546,522	$-	$-	$68,546,522
REITs	806,131	-	-	806,131
Money Market Fund	297,504	-	-	297,504
Total	$69,650,157	$-	$-	$69,650,157

Defensive Strategies Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stock & Warrants	$6,829,196	$72	$-	$6,829,268
REITs	6,207,937	-	-	6,207,937
Treasury Inflation Protected Securities (TIPS)	-	10,514,628	-	10,514,628
Alternative Investments	11,588,429	-	-	11,588,429
Money Market Fund	2,098,014	-	-	2,098,014
Total	$26,723,576	$10,514,700	$-	$37,238,276

Strategic Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$20,246,071	$-	$-	$20,246,071
Mutual Funds	13,738,089	-	-	13,738,089
Money Market Fund	1,055,416	-	-	1,055,416
Total	$35,039,576	$-	$-	$35,039,576

Conservative Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$18,945,184	$-	$-	$18,945,184
Mutual Funds	25,560,528	-	-	25,560,528
Money Market Fund	1,798,257	-	-	1,798,257
Total	$46,303,969	$-	$-	$46,303,969

Growth & Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$3,335,326	$-	$3,335,326
Government Mortgage-Backed Securities	-	1,934,792	-	1,934,792
Government Notes, Bonds & Agencies	-	1,085,499	-	1,085,499
Exchange Traded Fund	10,611,914	-	-	10,611,914
Money Market Fund	249,554	-	-	249,554
Total	$10,861,468	$6,355,617	$-	$17,217,085

Refer to the Schedules of Investments for industry classifications.

The Funds did not hold any Level 3 securities during the period presented.

Note 3 | Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the year ended September 30, 2020:

	Purchases		Sales
Fund	U.S. Gov’t Obligations	Other	U.S. Gov’t Obligations	Other
Aggressive Growth	$-	$29,252,750	$-	$25,243,176
International	-	20,428,225	-	29,696,539
Large/Mid Cap Growth *	-	19,099,817	-	19,210,749
Small Cap Value *	-	89,703,367	-	101,335,391
Large/Mid Cap Value *	-	50,805,934	-	70,001,861
Fixed Income	41,411,158	-	29,593,022	3,529,518
High Yield Bond	-	83,257,673	-	62,586,255
Israel Common Values	-	11,347,025	-	13,883,715
Defensive Strategies	-	17,701,381	-	20,621,113
Strategic Growth *	-	15,769,819	-	16,863,427
Conservative Growth *	-	15,959,470	-	16,261,491
Growth & Income *	5,431,374	1,630,598	6,974,750	1,984,729

* The security transactions are inclusive of purchases and sales of affiliated funds

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

Note 4 | Investment Advisory Agreement and Transactions with Service Providers

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 14, 2020. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Timothy Plan International Fund and Timothy Plan Israel Common Values Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, the Timothy Plan Growth & Income and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, and the Timothy Plan Defensive Strategies Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from the International Fund to 0.95%; from the Large/Mid Cap Growth Fund to 0.80%; from the Small Cap Value Fund, the Aggressive Growth Fund and the Large/Mid Cap Value Fund to 0.75%; from the High Yield Bond Fund and the Defensive Strategies Fund to 0.55%; from the Growth & Income Fund to 0.50%; and from the Fixed Income Fund to 0.40%. Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. Such voluntary fee reductions/reimbursements are not subject to future recoupment. An officer and trustees of the Funds is also an officer and owner of the Advisor.

For the year ended September 30, 2020, TPL waived advisory fees for the Funds as follows:

Fund	Year Ended September 30, 2020
Aggressive Growth Fund	$27,657
International Fund	41,611
Large/Mid Cap Growth Fund	43,986
Small Cap Value Fund	125,818
Large/Mid Cap Value Fund	195,916
Fixed Income Fund	210,541
High Yield Bond Fund	36,167
Defensive Strategies Fund	19,034
Growth & Income Fund	64,584

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Fund Accounting and Fund Administration Fees:

Fund Complex Base annual fee:

25 basis points (0.25%) on the first $200 million of net assets

15 basis points (0.15%) on the next $200 million of net assets;

8 basis points (0.08%) on the next $600 million of net assets; and

6 basis points (0.06%) on net assets greater than $1 billion.

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with GFS. Therefore, there is no separate base annual fee per Fund or share class.

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, Timothy Plan Defensive Strategies, Timothy Plan Israel Common Values and Timothy Plan Growth & Income Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares. Class I shares are not subject to the shareholder services plan.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares.

For the year ended September 30, 2020, the Funds paid TPL under the terms of the Plans as follows:

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

Fund	12b-1 Fees
Year Ended
September 30, 2020
Aggressive Growth	$80,575
International	153,749
Large/Mid Cap Growth	239,184
Small Cap Value	279,784
Large/Mid Cap Value	478,617
Fixed Income	306,545
High Yield Bond	137,275
Israel Common Values	196,860
Defensive Strategies	104,726
Strategic Growth	22,107
Conservative Growth	38,651
Growth & Income	55,031

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustees of the Funds are also officers of the principal underwriter. For the year ended September 30, 2020, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of Class C capital shares as follows:

	Sales Charges	CDSC Fees
Fund	(Class A)	(Class C)
Aggressive Growth	$9,892	$194
International	14,238	340
Large/Mid Cap Growth	30,678	665
Small Cap Value	25,097	1,022
Large/Mid Cap Value	42,876	960
Fixed Income	23,388	7,535
High Yield Bond	18,561	139
Israel Common Values	28,083	2,544
Defensive Strategies	8,090	338
Strategic Growth	10,024	84
Conservative Growth	15,871	527
Growth & Income	9,054	85

Note 5 | Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2020, there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Plan Funds. These accounts can be considered affiliated to the Timothy Plan.

Fund - Class A	% of Fund Owned by Other Timothy Plan Funds
International	12.84%
Fixed Income	36.18%
High Yield Bond	13.08%
Defensive Strategies	23.91%

Note 6 | Underlying Investment in Other Investment Companies

The Conservative Growth Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan Fixed Income Fund (the “Security”). The Fund may redeem its investments from the Security at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund will be directly affected by the performance of the Security. The annual report of the Security, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of September 30, 2020, 39.2% of the Conservative Growth Fund’s net assets were invested in the Timothy Plan Fixed Income Fund.

The Growth & Income Fund currently seeks to achieve its investment objectives by investing a portion of its assets in the Timothy Plan High Dividend Stock ETF (the “ETF”). The Fund may redeem its investments from the ETF at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

The performance of the Fund will be directly affected by the performance of the ETF. The annual report of the ETF, along with the report of the independent registered public accounting firm is included in the Security’s N-CSRs available at www.sec.gov. As of September 30, 2020, 62.0% of the Growth & Income Fund’s net assets were invested in the Timothy Plan High Dividend Stock ETF.

Note 7 | Investments in Affiliated Companies

The Funds’ transactions with affiliates represent holdings for which the respective Fund and the underlying investee fund have the same investment advisor or where the investee fund’s investment advisor is under common control with the Fund’s investment advisor.

The Timothy Plan Large/Mid Cap Growth Fund, Small Cap Value Fund, Large/Mid Cap Value Fund, Strategic Growth Fund, Conservative Growth Fund and Growth & Income Fund had the following transactions during the year ended September 30, 2020, with affiliates:

Large/Mid Cap Growth	Year Ended September 30, 2020

Fund	Balance September 30, 2019	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2020
Timothy Plan US Large Cap Core ETF	$18,399,168	$-	$-	$175,066	$-	$907,488	$19,306,656

Small Cap Value	Year Ended September 30, 2020

Fund	Balance September 30, 2019	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realzed on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2020
Timothy Plan US Small Cap Core ETF	$-	$14,834,080	$-	$103,243	$-	$(2,503,686)	$12,330,394

Large/Mid Cap Value	Year Ended September 30, 2020
Fund	Balance September 30, 2019	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2020
Timothy Plan High Dividend Stock ETF	$23,493,856	$-	$-	$560,265	$-	$(2,407,548)	$21,086,308
Timothy Plan US Large/Mid Cap Core ETF	23,510,048	-	-	223,695	-	1,159,568	24,669,616
Total	$47,003,904			$783,960	$-	$(1,247,980)	$45,755,924

Conservative Growth	Year Ended September 30, 2020
						Net Change in
	Balance			Dividends	Amount of Gain	Unrealized	Fair Value
	September 30,			Credited to	(Loss) Realized on	Appreciation	September 30,
Fund	2019	Purchases	Sales	Income	Sale of Shares*	(Depreciation)	2020
Aggressive Growth	$1,041,884	$2,547	$1,138,573	$-	$122,729	$(28,587)	$-
International	6,871,920	169,808	5,034,974	20,149	408,688	46,569	2,462,011
Small Cap Value	1,437,598	-	1,493,123	-	(32,472)	87,997	-
Fixed Income	6,915,517	1,880,727	2,142,881	93,702	102,035	161,419	6,916,817
High Yield Bond	1,954,418	326,299	325,419	84,150	(16,303)	(22,215)	1,916,780
Israel Common Values	1,824,888	-	1,888,157	-	587,426	(524,157)	-
Defensive Strategies	2,823,419	189,395	578,457	34,233	79,353	(32,273)	2,442,481
Emerging Markets	2,503,301	-	2,569,116	-	50,750	15,065	-
Timothy Plan High Dividend Stock ETF	3,064,416	1,116,256	142,506	90,388	(8,416)	(350,350)	3,679,400
Timothy Plan International ETF	-	8,828,360	632,624	132,142	(33,323)	(84,156)	8,078,257
Timothy Plan US Large/Mid Cap Core ETF	6,061,504	235,555	630,520	56,579	41,336	303,172	6,011,047
Timothy Plan US Small Cap Core ETF	-	3,020,872	287,077	21,944	(31,638)	(224,790)	2,477,367
Total	$34,498,865			$533,287	$1,270,165	$(652,306)	$33,984,160

*Includes capital gain distributions from affiliated funds

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

Conservative Growth	Year Ended September 30, 2020
Fund	Balance September 30, 2019	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares*	Net Change in Unrealized Appreciation (Depreciation)	Fair Value September 30, 2020
Aggressive Growth	$898,620	$-	$979,635	$-	$118,867	$(37,852)	$-
International	4,781,421	254,090	3,296,416	16,677	316,784	44,974	2,100,853
Small Cap Value	1,394,328	-	1,448,100	-	18,049	35,723	-
Fixed Income	17,867,223	3,388,047	3,803,608	240,357	45,720	639,121	18,136,503
High Yield Bond	2,525,476	243,897	188,423	110,347	3,861	(40,210)	2,544,601
Israel Common Values	1,650,624	-	1,707,767	-	491,121	(433,978)	-
Defensive Strategies	3,192,294	191,101	635,373	37,539	84,566	(11,017)	2,778,571
Emerging Markets	2,079,491	-	2,134,121	-	87,733	(33,103)	-
Timothy Plan High Dividend Stock ETF	2,793,726	1,171,782	160,203	85,906	(15,873)	(290,434)	3,498,998
Timothy Plan International ETF	-	7,274,839	718,169	106,498	(51,370)	23,182	6,528,482
Timothy Plan US Large/Mid Cap Core ETF	6,449,931	616,833	937,677	61,325	47,788	393,314	6,570,189
Timothy Plan US Small Cap Core ETF	-	2,818,881	251,999	21,207	(42,199)	(177,168)	2,347,515
Total	$43,633,134			$679,856	$1,105,047	$112,552	$44,505,712
*Includes capital gain distributions from affiliated funds

Growth & Income	Year Ended September 30, 2020
Fund	Balance September 30, 2019	Purchases	Sales	Dividends Credited to Income	Amount of Gain (Loss) Realized on Sale of Shares		Net Change in Unrealized Appreciation (Depreciation)		Fair Value September 30, 2020
Timothy Plan High Dividend Stock ETF	$12,155,517	$1,630,598	$1,864,729	$269,160		$(258,996)		$(1,050,476)	$10,611,914

Note 8 | Aggregate Unrealized Appreciation and Depreciation

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at September 30, 2020, were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Aggressive Growth	$29,345,639	$8,518,986	$(664,476)	$7,854,510
International	71,962,132	18,754,861	(2,908,635)	15,846,226
Large/Mid Cap Growth	73,754,471	27,166,292	(2,260,320)	24,905,972
Small Cap Value	124,577,114	10,893,196	(21,832,371)	(10,939,175)
Large/Mid Cap Value	164,487,261	37,451,845	(10,669,179)	26,782,666
Fixed Income	107,783,449	5,948,809	(86,789)	5,862,020
High Yield Bond	79,150,418	2,274,551	(2,487,615)	(213,064)
Israel Common Values	52,572,847	22,308,148	(5,230,838)	17,077,310
Defensive Strategies	33,557,824	6,780,975	(3,100,523)	3,680,452
Strategic Growth	34,531,045	1,161,764	(653,233)	508,531
Conservative Growth	45,028,963	1,805,753	(530,747)	1,275,006
Growth & Income	17,649,234	359,247	(791,396)	(432,149)

Note 9 | Distributions to Shareholders and Tax Components of Capital

The tax character of distributions paid during the fiscal year ended September 30, 2020 and the fiscal year ended September 30, 2019 were as follows:

	Aggressive Growth	International *	Large/Mid Cap Growth	Small Cap Value

Year ended September 30, 2020
Ordinary Income	$-	$719,040	$-	$401,399
Long-term Capital Gains	-	-	3,719,674	5,136,073
Return of Capital	-	426	-	-

	$-	$719,466	$3,719,674	$5,537,472

Year ended September 30, 2019
Ordinary Income	$43,474	$1,317,512	$-	$4,515,051
Long-term Capital Gains	1,818,259	-	4,465,675	14,010,024
Return of Capital	424	-	-	-

	$1,862,157	$1,317,512	$4,465,675	$18,525,075

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values*	Defensive Strategies

Year ended September 30, 2020
Ordinary Income	$980,213	$1,408,178	$3,368,743	$876,698	$538,485
Long-term Capital Gains	23,456,393	-	-	3,222	586,619
Return of Capital	-	-	-	18,224	4,811

	$24,436,606	$1,408,178	$3,368,743	$898,144	$1,129,915

Year ended September 30, 2019
Ordinary Income	$1,656,902	$1,475,208	$2,290,049	$338,491	$655,005
Long-term Capital Gains	17,999,454	-	-	362,645	451,837

	$19,656,356	$1,475,208	$2,290,049	$701,136	$1,106,842

	Strategic Growth	Conservative Growth	Growth & Income Fund

Year ended September 30, 2020
Ordinary Income	$-	$96,249	$186,187
Long-term Capital Gains	1,336,492	1,589,656	-
Return of Capital	-	-	1,620

	$1,336,492	$1,685,905	$187,807

Year ended September 30, 2019
Ordinary Income	$-	$-	$328,500
Long-term Capital Gains	122,381	1,113,055	363,977
Return of Capital	-	-	7,989

	$122,381	$1,113,055	$700,466

* The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $101,802 for fiscal year ended September 30, 2020 for Israel Common Values Fund, and $329,510, and $216,896 for the fiscal year ended September 30, 2019 for the Israel Common Values, and International Funds, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

As of September 30, 2020, the components of distributable earnings on a tax basis were as follows:

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund

Undistributed Ordinary Income	$-	$-	$-	$312,916
Long-Term Capital Gains	2,242,127	-	1,927,780	-
Capital Loss Carry Forward	-	(3,956,205)	-	(5,041,139)
Post October and Other Losses	(277,334)	(147,710)	(328,144)	-
Unrealized Appreciation (Depreciation)	7,854,510	15,846,250	24,905,982	(10,939,175)

	$9,819,303	$11,742,335	$26,505,618	$(15,667,398)

	Large/Mid Cap Value Fund	Fixed Income Fund	High Yield Bond Fund	Israel Common Values Fund

Undistributed Ordinary Income	$1,135,200	$411,219	$118,860	$-
Long-Term Capital Gains	-	-	-	-
Capital Loss Carry Forward	-	(1,235,091)	(1,097,080)	(427,501)
Post October and Other Losses	-	-	-	(3,020,657)
Unrealized Appreciation (Depreciation)	26,782,666	5,862,020	(213,064)	17,077,310

	$27,917,866	$5,038,148	$(1,191,284)	$13,629,152

	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund	Growth & Income Fund

Undistributed Ordinary Income	$-	$55,029	$156,173	$-
Long-Term Capital Gains	-	1,206,883	1,067,833	-
Capital Loss Carry Forward	(1,464,957)	-	-	(421,773)
Post October and Other Losses	(50,547)	-	-	(122,577)
Unrealized Appreciation (Depreciation)	3,680,507	508,531	1,275,006	(432,149)

	$2,165,003	$1,770,443	$2,499,012	$(976,499)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from investments are primarily attributable to the tax deferral of losses on wash sales, mark-to-market on passive foreign investment companies, and adjustments for C-Corporation return of capital distributions and Section 305(c) deemed dividend distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) of $24, $55, $10, for the International, Defensive Strategies, Large-Mid Cap Growth Funds, respectively.

Note 10 | Capital Loss Carryforwards, Post October and Other Losses

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

Fund	Late Year Losses
Aggressive Growth Fund	$277,334
International Fund	147,710
Large/Mid Cap Growth Fund	328,144
Israel Common Values Fund	1,787,893
Defensive Strategies Fund	50,547

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Fund	Post October Losses
Israel Common Values Fund	$1,232,764
Growth & Income Fund	122,577

At September 30, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, and utilized capital loss carryforwards as follows:

	Capital Loss Carry Forward
Fund	Short-Term	Long-Term	Total	Utilized
Aggressive Growth Fund	$-	$-	$-	$139,560
International Fund	3,956,205	-	3,956,205	-
Small Cap Value Fund	-	5,041,139	5,041,139	-
Fixed Income Fund	876,110	358,981	1,235,091	275,896
High Yield Bond Fund	-	1,097,080	1,097,080	132,781
Israel Common Values Fund	427,501	-	427,501	-
Defensive Strategies Fund	447,602	1,017,355	1,464,957	-
Growth & Income Fund	113,641	308,132	421,773	-

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Note 11 | NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Funds have adopted ASU 2017-08 on a modified retrospective basis as of October 1, 2019. The adoption of ASU 2017-08 did not have a significant impact on the amortized cost of investments as of October 1, 2019, and had no impact on beginning net assets, the current period results from operations, or any prior period information presented in the financial statements.

In August 2018, FASB issued ASU No. 2018-13, which changed certain fair value measurement disclosure requirements. The ASU, in addition to other modifications and additions, removed the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed and the Funds have adopted this amendment early.

Note 12 | SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial issues were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Note 13 | TAX INFORMATION (Unaudited)

The Strategic Growth and Conservative Growth Funds designate the following for federal income tax purposes for the year ended September 30, 2020:

	Foreign Taxes paid	Foreign Source Income

Strategic Growth Fund	$25,252	$131,402
Conservative Growth Fund	20,352	105,901

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

Board Annual Approval/Renewals of Advisory and Sub-Advisory Agreements (Unaudited)

Timothy Partners, Ltd; Investment Advisor to all Funds.

The continuance of the Investment Advisory Agreement (the “IA Agreement”) on behalf of each series of the Trust between the Trust and Timothy Partners, Ltd. (“TPL”) was last approved by the Board of Trustees (“the Board”), including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 14, 2020. A description of the factors considered by the Board in renewing the IA Agreement are set forth below.

The Trustees, including the Independent Trustees, noted with approval the Advisor’s experience and consistency in incorporating and implementing the unique, biblically-based management style that is a stated objective of all the Funds, as set forth in the Funds’ prospectus.

The Board also received and reviewed a description of TPL’s business and any personnel changes, a description of the compensation received by TPL from the Funds, information relating to the Advisor’s compliance and operational policies and procedures, and a description of any material legal proceedings or securities enforcement proceedings regarding TPL or its personnel (there were none of either). In addition, the Board requested and received financial statements of TPL for its fiscal year ended December 31, 2019, and noted that updated financial statements were provided at each Board Meeting.

The Board also received a report from TPL relating to the fees charged by TPL, both as an aggregate and in relation to fees charged by other advisors to similar funds. The materials prepared by TPL were provided to the Board in advance of the meeting. The Board considered the fees charged by TPL in light of the services provided to the Funds by TPL, the unique nature of the Funds and their moral screening requirements, which are maintained by TPL, and TPL’s role as a manager of managers. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by TPL were fair and reasonable in light of the services provided to the Funds.

The Board also discussed the nature, extent and quality of TPL’s services to the Funds. In particular, the Board noted with approval TPL’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent moral screens to the investment managers, its efforts in maintaining appropriate oversight of the investment managers to each Fund, and its efforts to maintain ongoing regulatory compliance for the Funds. The Board also discussed TPL’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board next considered the investment performance of each Fund and the Advisor’s performance in monitoring the investment managers of the underlying funds. The Board generally approved of each Fund’s performance, noting that the Funds invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that the investment managers of each Fund did not succumb to “style drift” in their management of each Fund’s assets, and that each Fund was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that the Advisor’s business was devoted exclusively to serving the Funds, and that the Advisor did not realize any ancillary benefits or profits deriving from its relationship with the Funds. The Board further noted with approval the Advisor’s past activities on monitoring the performance of the underlying Funds’ various investment managers and the promptness and efficiency with which problems were brought to the Board’s attention and responsible remedies offered and executed. After careful discussion and consideration, the Board, including the separate concurrence of the independent Trustees, unanimously cast an affirmative vote, and determined that the renewal of the IA Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the IA Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the IA Agreement renewal.

Westwood Management Corporation; Sub-Advisor to the Large/Mid Cap Value and the Small Cap Value Funds.

The Sub-Advisory Agreement between the Trust, TPL and Westwood Management Corporation (“Westwood”), on behalf of the Timothy Plan Small Cap Value and Large/Mid Cap Value Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 14, 2020. The Board considered the following factors in arriving at its conclusions to renew the Westwood Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Westwood in light of the services provided by Westwood. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Westwood and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Westwood. Next, the Board discussed the nature, extent and quality of Westwood’s services to each Fund, including the investment performance of the Funds under Westwood’s investment management. The Board generally approved of Westwood’s performance, noting that the Funds managed by Westwood invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Westwood did not succumb to “style drift” in its management of each Fund’s assets, and that Westwood was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Westwood’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Westwood’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Westwood Sub-Advisory Agreement because Westwood was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Westwood Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Westwood Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Westwood Sub-Advisory Agreement renewal.

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

Barrow, Hanley, Mewhinney & Strauss; Sub-Advisor for the Fixed Income, High Yield Bond, and Defensive Strategies TIPS sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Barrow, Hanley, Mewhinney & Strauss (“BHM&S”), on behalf of the Timothy Plan Fixed Income, High Yield Bond and Defensive Strategies TIPS sleeve Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 14, 2020. The Board considered the following factors in arriving at its conclusions to renew the BHM&S Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by BHM&S in light of the services provided by BHM&S to other similar clients. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by BHM&S and paid out of the fees received by TPL were fair and reasonable in light of the services provided by BHM&S. In reaching that determination, the Board relied on reports describing the fees paid to BHM&S. Next, the Board discussed the nature, extent and quality of BHM&S’s services to each Fund, including the investment performance of the Funds under BHM&S’s investment management. The Board generally approved of BHM&S’s performance, noting that the Funds managed by BHM&S invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that BHM&S did not succumb to “style drift” in its management of each Fund’s assets, and that BHM&S was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval BHM&S’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether BHM&S’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the BHM&S Sub-Advisory Agreement because BHM&S was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the BHM&S Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the BHM&S Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the BHM&S Sub-Advisory Agreement renewal.

Chartwell Investment Partners; Sub-Advisor to the Aggressive Growth and Large/Mid Cap Growth Funds.

The Sub-Advisory Agreement between the Trust, TPL and Chartwell Investment Partners (“Chartwell”), on behalf of the Timothy Plan Aggressive Growth and Large/Mid Cap Growth Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 14, 2020. The Board considered the following factors in arriving at its conclusions to renew the Chartwell Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Chartwell in light of the services provided by Chartwell. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Chartwell and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Chartwell. Next, the Board discussed the nature, extent and quality of Chartwell’s services to each Fund, including the investment performance of the Funds under Chartwell’s investment management. The Board generally approved of Chartwell’s performance, noting that the Funds managed by Chartwell invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Chartwell did not succumb to “style drift” in its management of each Fund’s assets, and that Chartwell was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Chartwell’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Chartwell’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Chartwell Sub-Advisory Agreement because Chartwell was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Chartwell Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Chartwell Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Chartwell Sub-Advisory Agreement renewal.

Macquarie Investment Management; Sub-Advisor to the Defensive Strategies Fund REITs sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Macquarie Investment Management (“MIM”), on behalf of the Timothy Plan Defensive Strategies Fund REITs sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 14, 2020. The Board considered the following factors in arriving at its conclusions to renew the MIM Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by MIM in light of the services provided by MIM. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by MIM and paid out of the fees received by TPL were fair and reasonable in light of the services provided by MIM. Next, the Board discussed the nature, extent and quality of MIM’s services to the Fund, including the investment performance of the Fund under MIM’s investment management. The Board generally approved of MIM’s performance, noting that the Fund managed by MIM invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that MIM did not succumb to “style drift” in its management of the Fund’s assets, and that MIM was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval MIM’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether MIM’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the MIM Sub-Advisory Agreement because MIM was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the MIM Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the MIM Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the MIM Sub-Advisory Agreement renewal.

Notes to Financial Statements

September 30, 2020 (Continued)

Timothy Plan Family of Funds

CoreCommodity Management, LLC; Sub-Advisor to the Defensive Strategies Fund commodities sleeve.

The Sub-Advisory Agreement between the Trust, TPL and CoreCommodity Management, LLC (“Core”), on behalf of the Timothy Plan Defensive Strategies Fund commodity sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 14, 2020. The Board considered the following factors in arriving at its conclusions to renew the Core Sub-Advisory Agreement. First, the Board considered the fees charged by Core in light of the services provided by Core. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Core and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Core. Next, the Board discussed the nature, extent and quality of Core’s services to the Fund, including the investment performance of the Fund under Core’s investment management. The Board generally approved of Core’s performance, noting that the Fund managed by Core invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Core did not succumb to “style drift” in its management of the Fund’s assets, and that Core was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Core’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Core’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Core Sub-Advisory Agreement because Core was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Core Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders. In approving the renewal of the Core Sub-Advisory Agreement, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Core Sub-Advisory Agreement renewal.

Eagle Global Advisors; Sub-Advisor to the International Fund and Israel Common Values Fund.

The Sub-Advisory Agreement between the Trust, TPL and Eagle Global Advisors (“Eagle”), on behalf of the Timothy Plan International Fund and Israel Common Values Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 14, 2020. The Board considered the following factors in arriving at its conclusions to renew the Eagle Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Eagle in light of the services provided by Eagle. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Eagle and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Eagle. Next, the Board discussed the nature, extent and quality of Eagle’s services to the Funds, including the investment performance of the Funds under Eagle’s investment management. The Board generally approved of Eagle’s performance, noting that the Funds managed by Eagle invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Eagle did not succumb to “style drift” in its management of the Funds’ assets, and that Eagle was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Eagle’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Eagle’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Eagle Sub-Advisory Agreement because Eagle was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Eagle Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Eagle Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Eagle Sub-Advisory Agreement renewal.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Timothy Plan

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Strategic Growth Fund, Timothy Plan Conservative Growth Fund, and Timothy Plan Growth & Income Fund (the “Funds”), twelve of the portfolios constituting The Timothy Plan, as of September 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2020, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020, including observation of precious metals, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Timothy  Partners, Ltd., since 2005.

COHEN & COMPANY, LTD.

Cleveland, Ohio

November 25, 2020

Registered with the Public Company Accounting Oversight Board

Expense Examples – (Unaudited)

September 30, 2020

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2020, through September 30, 2020.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

AGGRESSIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,372.10	$ 9.55
Hypothetical - Class A **	$1,000.00	$1,016.95	$ 8.12
Actual - Class C *	$1,000.00	$1,364.90	$13.95
Hypothetical - Class C **	$1,000.00	$1,013.20	$11.88
Actual - Class I *	$1,000.00	$1,372.60	$ 8.07
Hypothetical - Class I **	$1,000.00	$1,018.20	$ 6.86

*

Expenses are equal to the Fund’s annualized expense ratio of 1.61% for Class A, 2.36% for Class C and 1.36% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 37.21% for Class A, 36.49% for Class C and 37.26% for Class I for the period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2020

INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,288.30	$ 9.78
Hypothetical - Class A **	$1,000.00	$1,016.45	$ 8.62
Actual - Class C *	$1,000.00	$1,284.40	$14.05
Hypothetical - Class C **	$1,000.00	$1,012.70	$12.38
Actual - Class I *	$1,000.00	$1,290.90	$ 8.36
Hypothetical - Class I **	$1,000.00	$1,017.70	$ 7.36

*

Expenses are equal to the Fund’s annualized expense ratio of 1.71% for Class A, 2.46% for Class C and 1.46% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 28.83% for Class A, 28.44% for Class C, and 29.09)% for Class I for the period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

LARGE/MID CAP GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,345.70	$ 8.74
Hypothetical - Class A **	$1,000.00	$1,017.55	$ 7.52
Actual - Class C *	$1,000.00	$1,340.30	$13.11
Hypothetical - Class C **	$1,000.00	$1,013.80	$11.28
Actual - Class I *	$1,000.00	$1,348.20	$ 7.28
Hypothetical - Class I **	$1,000.00	$1,018.80	$ 6.26

*

Expenses are equal to the Fund’s annualized expense ratio of 1.49% for Class A, 2.24% for Class C and 1.24% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 34.57% for Class A, 34.03% for Class C, and 34.82% for Class I for the period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

SMALL CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,209.20	$ 8.56
Hypothetical - Class A **	$1,000.00	$1,017.25	$ 7.82
Actual - Class C *	$1,000.00	$1,205.40	$12.68
Hypothetical - Class C **	$1,000.00	$1,013.50	$11.58
Actual - Class I *	$1,000.00	$1,210.70	$ 7.18
Hypothetical - Class I **	$1,000.00	$1,018.50	$ 6.56

*

Expenses are equal to the Fund’s annualized expense ratio of 1.55% for Class A, 2.30% for Class C and 1.30% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 20.92% for Class A, 20.54% for Class C, and 21.07% for Class I for the period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2020

LARGE/MID CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,270.40	$8.06
Hypothetical - Class A **	$1,000.00	$1,017.90	$7.16
Actual - Class C *	$1,000.00	$1,265.30	$12.29
Hypothetical - Class C **	$1,000.00	$1,014.15	$10.93
Actual - Class I *	$1,000.00	$1,272.00	$6.65
Hypothetical - Class I **	$1,000.00	$1,019.15	$5.91

*

Expenses are equal to the Fund’s annualized expense ratio of 1.42% for Class A, 2.17% for Class C, and 1.17% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Large/Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 27.04% for Class A, 26.53% for Class C, and 27.20% for Class I for the period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

FIXED INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,026.80	$5.68
Hypothetical - Class A **	$1,000.00	$1,019.40	$5.65
Actual - Class C *	$1,000.00	$1,023.10	$9.46
Hypothetical - Class C **	$1,000.00	$1,015.65	$9.42
Actual - Class I *	$1,000.00	$1,028.20	$4.41
Hypothetical - Class I **	$1,000.00	$1,020.65	$4.39

*

Expenses are equal to the Fund’s annualized expense ratio of 1.12% for Class A, 1.87% for Class C, and 0.87% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.68% for Class A, 2.31% for Class C, and 2.82% for Class I for the period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

HIGH YIELD BOND FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,188.20	$ 7.28
Hypothetical - Class A **	$1,000.00	$1,018.35	$ 6.71
Actual - Class C *	$1,000.00	$1,183.50	$11.35
Hypothetical - Class C **	$1,000.00	$1,014.60	$10.48
Actual - Class I *	$1,000.00	$1,189.70	$ 5.91
Hypothetical - Class I **	$1,000.00	$1,019.60	$ 5.45

**

Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Class A, 2.08% for Class C, and 1.08% for Class I which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 18.82% for Class A, 18.35% for Class C, and 18.97% for Class I for the period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2020

DEFENSIVE STRATEGIES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,160.60	$ 8.10
Hypothetical - Class A **	$1,000.00	$1,017.50	$ 7.57
Actual - Class C *	$1,000.00	$1,156.20	$12.13
Hypothetical - Class C **	$1,000.00	$1,013.75	$11.33
Actual - Class I *	$1,000.00	$1,161.90	$ 6.76
Hypothetical - Class I **	$1,000.00	$1,018.75	$ 6.31

*

Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A, 2.25% for Class C and 1.25% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 16.06% for Class A, 15.62% for Class C and 16.19% for Class I for the period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

STRATEGIC GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,183.50	$ 6.44
Hypothetical - Class A **	$1,000.00	$1,019.10	$ 5.96
Actual - Class C *	$1,000.00	$1,179.60	$10.52
Hypothetical - Class C **	$1,000.00	$1,015.35	$ 9.72

*

Expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class A and 1.93% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 18.35% for Class A and 17.96% for Class C for the six-month period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

CONSERVATIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,141.90	$ 6.10
Hypothetical - Class A **	$1,000.00	$1,019.30	$ 5.76
Actual - Class C *	$1,000.00	$1,137.50	$10.10
Hypothetical - Class C **	$1,000.00	$1,015.55	$ 9.52

*

Expenses are equal to the Fund’s annualized expense ratio of 1.14% for Class A and 1.89% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 14.19% for Class A and 13.75% for Class C for the six-month period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

Expense Examples – (Unaudited)(Continued)

September 30, 2020

ISRAEL COMMON VALUES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,151.70	$10.44
Hypothetical - Class A **	$1,000.00	$1,015.30	$ 9.77
Actual - Class C *	$1,000.00	$1,148.20	$14.45
Hypothetical - Class C **	$1,000.00	$1,011.55	$13.53
Actual - Class I *	$1,000.00	$1,153.50	$ 9.10
Hypothetical - Class I **	$1,000.00	$1,016.55	$ 8.52

*

Expenses are equal to the Fund’s annualized expense ratio of 1.94% for Class A, 2.69% for Class C and 1.69% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Israel Common Values Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 15.17% for Class A, 14.82% for Class C and 15.35% for Class I for the period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

GROWTH & INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period

	4/1/2020	9/30/2020	4/1/2020 through 9/30/2020
Actual - Class A *	$1,000.00	$1,119.00	$ 7.63
Hypothetical - Class A **	$1,000.00	$1,017.80	$ 7.26
Actual - Class C *	$1,000.00	$1,114.70	$11.58
Hypothetical - Class C **	$1,000.00	$1,014.05	$11.03
Actual - Class I ***	$1,000.00	$1,119.40	$ 6.31
Hypothetical - Class I **	$1,000.00	$1,019.05	$ 6.01

*

Expenses are equal to the Fund’s annualized expense ratio of 1.44% for Class A, 2.19% for Class C and 1.19% for Class I, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Growth & Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 11.90% for Class A, 11.47% for Class C and 11.94% for Class I for the period of April 1, 2020, to September 30, 2020.

**	Assumes a 5% return before expenses.

Officers and Trustees of the Trust (Unaudited)

The Trustees and principal executive officers of the Trust and their principal occupations for the past five years are listed as follows:

INTERESTED TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee

Arthur D. Ally*	Trustee, Chairman, President, and Treasurer	Indefinite; Trustee and President since 1994	18

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1942	President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment Advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee

Joseph E. Boatwright**	Trustee Emeritus and Secretary	Indefinite; Trustee and Secretary since 1995, Trustee Emeritus as of 2020	18

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1930	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee

Mathew D. Staver**	Trustee	Indefinite; Trustee since 2000	18

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1956	Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.		None

* Mr. Ally is an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.

** Messrs. Boatwright and Staver are “interested” Trustees, as that term is defined in the 1940 Act, because each has a limited partnership interest in TPL.

Officers and Trustees of the Trust (Unaudited) (Continued)

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee

Richard W. Copeland	Trustee	Indefinite; Trustee since 2005	18

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1947	Retired. Associate Professor Stetson University for the past 40 years. Retired Principal of Copeland & Covert, Attorneys at Law; specializing in tax and estate planning. B.A. from Mississippi College, JD from University of Florida and LLM Taxation from University of Miami.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee

Deborah Honeycutt	Trustee	Indefinite; Trustee since 2010	18

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1947	Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee

Bill Johnson	Trustee	Indefinite; Trustee since 2005	18

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1946	President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.		None

Officers and Trustees of the Trust (Unaudited) (Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee

John C. Mulder	Trustee	Indefinite; Trustee since 2005	18

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1950	President of WaterStone (formerly the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee

Scott Preissler, Ph.D.	Trustee	Indefinite; Trustee since 2004	18

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1960	Scott Preissler, Ph.D. is the Executive Director of The National Center for Stewardship & Generosity. He is a former professor and past President and CEO of The Christian Stewardship Association (CSA) and Southern Baptist state headquarters in Texas and Georgia		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee

Alan M. Ross	Trustee, Vice Chairman	Indefinite; Trustee since 2004	18

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1951	Founder and CEO of Corporate Development Institute which he founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee

Patrice Tsague	Trustee	Indefinite; Trustee since 2011	18

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1973	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

Officers and Trustees of the Trust (Unaudited) (Continued)

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee

Abraham M. Rivera	Trustee	Indefinite; Trustee since 2020	18

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1969	Pastor / President / Director, for La Puerta Life Center, Inc., a Florida corporation.		1

EXECUTIVE OFFICERS

Name, Address & Age	Position(s) Held with the Trust	Length of Time Served and Term of Office	Number of Portfolios in Fund Complex Overseen by Trustee

Terry Covert	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1947	Chief Compliance Officer and General Counsel for the Advisor, Timothy Partners, Ltd.		N/A

Name, Address & Age	Position(s) Held with the Trust	Length of Time Served and Term of Office	Number of Portfolios in Fund Complex Overseen by Trustee

Cheryl Mumbert	Executive Officer, Vice President	Officer since 2019 Indefinite Term	N/A

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1970	Chief Marketing Officer for Advisor, Timothy Partners, Ltd.		N/A

Name, Address & Age	Position(s) Held with the Trust	Length of Time Served and Term of Office	Number of Portfolios in Fund Complex Overseen by Trustee

David D. Jones	Chief Compliance Officer	Since 2004, Indefinite Term	N/A

1055 Maitland Center Commons Maitland, FL	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee

Born: 1957	Co-founder and Managing Member, Drake Compliance, LLC (compliance consulting); founder and controlling shareholder, David Jones & Associates (law firm), 1998 to 2015.		N/A

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-846-7526.

Liquidity Risk Management Program (Unaudited)

September 30, 2020

Timothy Plan Family of Funds

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Trustees approved the appointment of a Liquidity Program Administrator (LPA) comprised of the Trust’s Liquidity Risk Management Program Committee, which includes representatives from the Funds’ investment adviser and liquidity consultant. The LPA is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The LPA updated its assessment of each Fund’s liquidity risk profile, considering additional data gathered in the 12 months ended November 30, 2019 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception on December 1, 2018 (the “Review Period”) in order to prepare a written report for the Board of Trustees (the “Report”) for consideration at its meeting held in February, 2020.

During the Review Period, none of the Funds experienced unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. None of the Funds had a significant amount of illiquid investments and none required a determination as to a highly liquid investment minimum. The Report concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Privacy Notice

FACTS	WHAT DOES THE TIMOTHY PLAN DO WITH YOUR PERSONAL INFORMATION?

WHY?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all information sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this Notice carefully to understand what we do.

WHAT?	The types of information we collect and share depend on the product or service you have with us. This information can include:
• Social Security Number
• Assets
• Retirement Assets
• Transaction History
• Checking Account History
• Purchase History
• Account Balances
• Account Transactions
• Wire Transfer Instructions
When you are no longer our customer, we continue to share your information as described in this Notice.

HOW?

All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons The Timothy Plan chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information.	Does The Timothy Plan share?	Can you limit this sharing?
For our everyday business purposes- Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	Yes	No
For our marketing purposes- to offer our products and services to you.	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes- information about your transactions and experiences.	Yes	No
For our affiliates’ everyday business purposes- information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 800-662-0201

Who we are
Who is providing this Notice?	Timothy Plan Family of Mutual Funds Timothy Partners, Ltd.
What we do
How does The Timothy Plan protect your personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does The Timothy Plan collect your personal information?	We collect your personal information, for example, when you
• Open an account
• Provide account information
• Give us your contact information
• Make deposits or withdrawals from your account
• Make a wire transfer
• Tell us where to send the money
• Tell us who receives the money
• Show your government-issued ID
• Show your driver’s license
We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes-
information about your creditworthiness.
• Affiliates from using your information to market to you.
• Sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. Timothy Partners, Ltd. is an affiliate of The Timothy Plan
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. • The Timothy Plan does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products to you. • The Timothy Plan does not jointly market.

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Disclosures

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to Fund securities during the period ended June 30 of well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1?800?732?0330 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

The Trust files a complete listing of the Fund’s portfolio holdings with the SEC as of the end of the first and third quarters of each fiscal year on Form N?Q or as an exhibit to its reports on Form N?Q’s successor form, Form N?PORT. The filings are available free of charge, upon request, by calling the Trust toll?free at 1?800?662?0201. Furthermore, you may obtain a copy of these filings on the SEC’s website at www.sec.gov.

BOARD OF TRUSTEES

Arthur D. Ally

Joseph E. Boatwright

Rick Copeland

Deborah Honeycutt

Bill Johnson

John C. Mulder

Scott Preissler

Alan Ross

Mathew D. Staver

Patrice Tsague

Abraham M. Rivera

OFFICERS

Arthur D. Ally, President

Joseph E. Boatwright, Secretary

Terry Covert, Vice President

Cheryl Mumbert, Vice President

David D. Jones, Chief Compliance Officer

INVESTMENT ADVISOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

DISTRIBUTOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

TRANSFER AGENT

Ultimus Fund Solutions, LLC

4221 N. 203rd St, Suite 100

Elkhorn, NE 68022-3474

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL David D Jones, Esq. 20770 Hwy 281 N., Suite 108-619 San Antonio, TX 78258

For additional information or a prospectus, please call: 1-800-846-7526 Visit the Timothy Plan web site on the internet at: www.timothyplan.com	HEADQUARTERS The Timothy Plan 1055 Maitland Center Commons Maitland, Florida 32751 (800) 846-7526 www.timothyplan.com invest@timothyplan.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.

SHAREHOLDER SERVICES Ultimus Fund Solutions, LLC 4221 N. 203rd St, Suite 100 Elkhorn, NE 68022-3474 (800) 662-0201

Item 2. Code of Ethics.

(a)            As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)            For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)            Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)            Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)            Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)            Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)            The registrant has an Audit committee currently composed of three independent Trustees, Mr. Alan Ross, Mr. John Mulder and Mr. Richard Copeland. The registrant’s board of trustees has determined that Mr. Alan Ross is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2020	$158,250
FY 2019	$175,500
FY 2018	$175,500
FY 2017	$175,500
FY 2016	$170,900
FY 2015	$168,900

FY 2014	$168,400

(b)	Audit-Related Fees

The Timothy Plan	Registrant	Adviser
FY 2020	$ 0	$ 0
FY 2019	$ 0	$ 0
FY 2018	$ 0	$ 0
FY 2017	$ 0	$ 0
FY 2016	$ 0	$ 0
FY 2014	$ 0	$ 0
FY 2015	$ 0	$ 0

Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2020	$ 0
FY 2019	$ 0
FY 2018	$ 0
FY 2017	$ 0
FY 2016	$ 0
FY 2015	$ 0
FY 2014	$ 0

Nature of the    preparation of the 1120 RIC

fees:

(d)	All Other Fees
Registrant

The Timothy Plan
FY 2020	$ 0
FY 2019	$ 0
FY 2018	$ 0
FY 2017	$ 0
FY 2016	$ 0
FY 2015	$ 0
FY 2014	$ 0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)            During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)            The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser
FY 2020	$0	$0
FY 2019	$0	$0
FY 2018	$0	$0
FY 2017	$0	$0
FY 2016	$0	$0
FY 2015	$0	$0
FY 2014	$0	$0

(h)            Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6. Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)            Based on an evaluation of the registrant’s disclosure controls and procedures as of November 19, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)            There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13.  Exhibits.

(a)(1)	Code is filed herewith

(a)(2)

Certifications by the registrant’s principal  executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	11/30/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President/Principle Executive Officer & Treasurer/Principle Financial Officer

Date	11/30/20